UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act File Number 811-3557
                                                      --------

                           UMB Scout Stock Fund, Inc.

                              1010 Grand Boulevard
                              Kansas City, MO 64106
                    ----------------------------------------
                    (Address of principal executive offices)

                         Scout Investment Advisors, Inc.
                              1010 Grand Boulevard
                              Kansas City, MO 64106
                    ----------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code: (816) 860-7512
                                                          --------------

                       Date of fiscal year end: June 30
                                                -------

                   Date of reporting period: June 30, 2004
                                             -------------

ITEM 1.  REPORTS TO STOCKHOLDERS

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

UMB|SCOUT FUNDS [LOGO]

                          ------------------------------------------------------
                          ANNUAL REPORT  JUNE 30, 2004
                          ------------------------------------------------------

Stock Fund
Stock Select Fund
Equity Index Fund
Small Cap Fund
WorldWide Fund
WorldWide Select Fund
Technology Fund
Energy Fund
Balanced Fund
Bond Fund
Kansas Tax-Exempt Bond Fund
Money Market Fund
Tax-Free Money Market Fund

                                                             ------------------
                                                                OPPORTUNITY
                                                             ------------------
                                                             ------------------
                                                                   BEYOND
                                                             ------------------
                                                             ------------------
                                                                  TOMORROW
                                                             ------------------

--------------------------------------------------------------------------------
 TABLE OF CONTENTS
-------------------------------------------------------------------------------

Economic and Market Outlook..................................................1
Stock Fund - Stock Select Fund...............................................2
Equity Index Fund............................................................8
Small Cap Fund .............................................................16
WorldWide Fund - WorldWide Select Fund......................................20
Technology Fund ............................................................28
Energy Fund.................................................................32
Balanced Fund...............................................................36
Bond Fund...................................................................41
Kansas Tax-Exempt Bond Fund.................................................46
Money Market Fund ..........................................................51
Tax-Free Money Market Fund .................................................54
Statements of Assets and Liabilities .......................................58
Statements of Operations ...................................................60
Statements of Changes in Net Assets ........................................62
Financial Highlights .......................................................66
Notes to Financial Statements ..............................................74
Report of Independent Registered Public Accounting Firm.....................79
Directors/Trustees and Officers.............................................80

--------------------------------------------------------------------------------
SHARES OF THE UMB SCOUT FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, NOR GUARANTEED BY, UMB BANK, N.A. OR ANY OTHER BANKING INSTITUTION; NOR ARE THEY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC") OR ANY OTHER GOVERNMENT AGENCY. THESE SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL INVESTED.
--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ECONOMIC AND MARKET OUTLOOK

The fiscal year returns for the UMB Scout Funds as of June 30, 2004, provided positive gains following the market troubles of the preceding three years. All of the equity UMB Scout Funds provided positive absolute returns, led by the UMB Scout Small Cap Fund, the UMB Scout Energy Fund, the UMB Scout Technology Fund, the UMB Scout WorldWide Fund and the UMB Scout WorldWide Select Fund each returning more than 25%.

As the economy here and abroad turned upward, many corporate earnings proved stronger than expected and lifted their stock prices higher. We had previously noted that increased capital spending would likely signal the beginning of an economic acceleration. This event and the accommodative monetary policy of the Federal Reserve Bank ("the Fed") produced a strong stock market until early March 2004. As spring emerged, so did higher energy prices and a market concerned about rising interest rates. Since then, the stock market has traded sideways.

Higher interest rates have been a drag on the bond market such that price declines offset rising interest rates resulting in a poor total return. Ten-year Treasury bond yields have risen by 1.7% over the last year, front-running a Federal Reserve policy shift. With the Fed raising its target for the Federal Funds rate by 0.25% on June 30, 2004, the coming year may present another challenging year for bond investors. This will hold especially true if the Fed gradually raises interest rates in response to the stronger economy.

In our opinion, the U.S. stock market may be slightly undervalued given the current interest rate picture. However, investor sentiment is high, usually an early warning sign for equity prices. In the large-cap arena, the undisputed leader is oil. The average energy-related stock has outperformed the S&P 500/R Index by 15% during the first half of 2004 and by 21% over the last 12 months. Other related sub-sectors experiencing positive earnings include Materials and Utilities. The Telecom, Health Care and Consumer Staples industries have not fared nearly as well, experiencing negative earnings revisions.

Two issues looming in the minds of many investors are the upcoming presidential election and unrest in the Middle East. The election will pass, but we find the outcome of terrorist activities to be far less predictable. In any case, until investors shift their focus back to the economy, the nation's financial markets may be swayed more by non-economic events than is normally the case.

The following report contains detailed information about each UMB Scout Fund and its performance over the past year. I encourage you to read the report, especially the shareholder letters provided for each of the Funds. As always, we thank you for your continued support of the UMB Scout Funds' family.

Sincerely,

/s/ James L. Moffett, CFA

James L. Moffett, CFA
Chairman
Scout Investment Advisors, Inc.

--------------------------------------------------------------------------------
JUNE 30, 2004

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
STOCK FUND
STOCK SELECT FUND

OBJECTIVE:
The UMB Scout Stock and Stock Select Funds seek long-term growth of capital and income by investing in common stocks of companies thought to have an above-average ability to increase their earnings and dividends.

In last year's Annual Report, we reported our belief that the market created a bottom and that the seemingly endless bear market appeared to be over. The subsequent four consecutive quarters of positive returns for stocks, the first time in six years, produced the first positive return year for either Fund since fiscal 2000.

The fiscal year began well with the economic recovery gaining momentum and starting to take hold. Surprisingly strong GDP growth of 8.2% in the third quarter inspired double digit returns for stocks during the fourth quarter of 2003. With economic growth remaining strong in the first half of 2004, stocks continued to appreciate until early March. Since then, the stock market has traded sideways. In early March, oil prices broke into a new high territory as the supply/demand balance remained tight after the winter and tensions rose in the Middle East.

The run-up in market interest rates in April and May, prior to the Fed increasing the Federal Funds rate in June, caused a sharp selloff in the Financials sector. The Funds were underweighted in this sector but declines in Merrill Lynch & Co., Inc. and State Street Corp. still hurt performance late in the fiscal year.(1)

Most of the Funds' relative underperformance for the year occurred in the fourth quarter of 2003 and first quarter of 2004. As is generally the case, the strong up move in stocks as the economic recovery accelerated was led by small capitalization companies, which are more speculative.

The biggest positive contribution to the Funds' performance came from our sector overweightings. Early in the fiscal year, expecting a strengthening economy, the Funds were overweighted in Energy, Materials, Industrials and Technology. These sectors generally perform best at the beginning of an economic recovery and they didn't disappoint during this recovery.(1)

The UMB Scout Stock Fund ended June 30, 2004, at $14.95 per share and had a total return (including price change and reinvested distributions) of 13.07% for the fiscal year. The UMB Scout Stock Select Fund ended June 30, 2004, at $8.40 per share and had a total return (including price change and reinvested distributions) of 13.08% for

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT
the fiscal year. (Please see the accompanying tables for the Funds' longer-term performance and other important performance-related information.)

Thank you for your continued support of the UMB Scout Funds family.

JAMES L. MOFFETT, CFA
Scout Investment Advisors, Inc.

(1) Portfolio composition will change due to ongoing management of the Funds. References to specific securities or sectors should not be construed as a recommendation by the Funds, its Advisor or Distributor.

--------------------------------------------------------------------------------
HYPOTHETICAL GROWTH OF $10,000
UMB SCOUT STOCK FUND (UMBSX)
as of June 30, 2004
--------------------------------------------------------------------------------


                   UMB SCOUT     S&P 500/R   LIPPER MULTI-CAP
                  STOCK FUND      INDEX(2)   CORE FUNDS INDEX(2)
                  ----------      --------   -------------------

       6/30/94       10,000          10,000          10,000
       9/30/94       10,389          10,489          10,511
      12/31/94       10,351          10,487          10,312
       3/31/95       11,089          11,508          11,145
       6/30/95       11,730          12,607          12,074
       9/30/95       12,017          13,609          13,079
      12/31/95       12,390          14,428          13,634
       3/31/96       12,844          15,203          14,461
       6/30/96       13,087          15,885          14,939
       9/30/96       13,079          16,376          15,426
      12/31/96       13,711          17,743          16,426
       3/31/97       13,735          18,219          16,520
       6/30/97       15,213          21,399          18,933
       9/30/97       16,392          23,002          20,901
      12/31/97       16,593          23,663          20,742
       3/31/98       18,016          26,963          23,396
       6/30/98       17,558          27,854          23,646
       9/30/98       16,118          25,083          20,484
      12/31/98       17,857          30,424          24,618
       3/31/99       17,592          31,940          25,228
       6/30/99       20,001          34,192          27,236
       9/30/99       18,667          32,057          25,519
      12/31/99       20,233          36,827          29,731
       3/31/00       21,270          37,672          31,927
       6/30/00       20,538          36,671          30,925
       9/30/00       20,971          36,316          31,093
      12/31/00       20,263          33,474          28,739
       3/31/01       18,511          29,506          25,450
       6/30/01       18,679          31,233          27,266
       9/30/01       16,892          26,649          22,620
      12/31/01       18,522          29,496          25,646
       3/31/02       18,791          29,577          25,623
       6/30/02       16,780          25,615          22,427
       9/30/02       14,074          21,189          18,877
      12/31/02       14,862          22,977          20,071
       3/31/03       14,443          22,254          19,454
       6/30/03       16,500          25,678          22,719
       9/30/03       16,997          26,359          23,553
      12/31/03       18,433          29,569          26,356
       3/31/04       18,669          30,069          27,083
       6/30/04       18,656          30,587          27,424


(2) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

     Performance returns for the UMB Scout Stock Fund, Lipper Multi-Cap Core Funds Index and S&P 500/R Index assume dividends were reinvested for the entire period.

     For illustrative purposes only; may not represent your returns.

--------------------------------------------------------------------------------
HYPOTHETICAL GROWTH OF $10,000
--------------------------------------------------------------------------------
UMB SCOUT STOCK SELECT FUND (UMBOX)
as of June 30, 2004


                   UMB SCOUT STOCK    S&P 500/R     LIPPER MULTI-CAP
                     SELECT FUND       INDEX(2)    CORE FUNDS INDEX(2)
                     -----------      ---------    -------------------

          5/17/99       10,000          10,000            10,000
          6/30/99       10,080          10,276            10,268
          9/30/99        9,460           9,635            9,621
         12/31/99       10,176          11,068            11,209
          3/31/00       10,076          11,322            12,037
          6/30/00        9,703          11,021            11,659
          9/30/00        9,672          10,915            11,722
         12/31/00        9,343          10,061            10,835
          3/31/01        8,620           8,868            9,595
          6/30/01        8,753           9,387            10,279
          9/30/01        7,781           8,009            8,528
         12/31/01        8,658           8,865            9,669
          3/31/02        8,782           8,889            9,660
          6/30/02        7,825           7,698            8,455
          9/30/02        6,631           6,368            7,117
         12/31/02        6,941           6,906            7,567
          3/31/03        6,723           6,688            7,334
          6/30/03        7,741           7,718            8,565
          9/30/03        7,980           7,922            8,879
         12/31/03        8,675           8,887            9,936
          3/31/04        8,748           9,038            10,210
          6/30/04        8,754           9,193            10,339

--------------------------------------------------------------------------------
(2) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

     Performance returns for the UMB Scout Stock Select Fund, Lipper Multi-Cap Core Funds Index and S&P 500/R Index assume dividends were reinvested for the entire period.

     For illustrative purposes only; may not represent your returns.

--------------------------------------------------------------------------------
JUNE 30, 2004

--------------------------------------------------------------------------------
FUND DIVERSIFICATION
--------------------------------------------------------------------------------
UMB SCOUT STOCK FUND (UMBSX)

[PIE CHART]

Information Technology.....................................................17%
Finance....................................................................15%
Industrials................................................................12%
Health Care................................................................10%
Consumer Discretionary......................................................9%
Energy......................................................................8%
Consumer Staples............................................................7%
Materials...................................................................5%
Telecom Services............................................................1%
Utilities...................................................................1%

--------------------------------------------------------------------------------
Based on total investments as of June 30, 2004. Subject to change.

--------------------------------------------------------------------------------
COMPARATIVE RATES OF RETURN
--------------------------------------------------------------------------------
UMB SCOUT STOCK FUND (UMBSX)
as of June 30, 2004
                                              1 YEAR  3 YEARS 5 YEARS  10 YEARS
--------------------------------------------------------------------------------
UMB SCOUT STOCK FUND                          13.07%   -0.04%   -1.38%   6.43%
Lipper Multi-Cap Core Funds Index(1)          20.71%    0.19%    0.14%  10.61%
S&P 500/R Index(1)                            19.11%   -0.69%   -2.20%  11.83%
--------------------------------------------------------------------------------

    Returns for periods greater than one year are compounded average annual rates of return.

     The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-800-996-2862.

     The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
UMB SCOUT STOCK FUND (UMBSX)

                                           MARKET                 PERCENT
                                        VALUE (000'S)             OF TOTAL
--------------------------------------------------------------------------------
Engelhard Corp..........................    $3,767                  3.0%
American International Group, Inc.......     2,965                  2.3%
TJX Companies, Inc......................     2,839                  2.3%
Target Corp.............................     2,782                  2.2%
Merrill Lynch & Co., Inc................     2,758                  2.2%
Cisco Systems, Inc......................     2,669                  2.1%
Weyerhaeuser Co.........................     2,569                  2.0%
Procter & Gamble Co.....................     2,559                  2.0%
Kerr-McGee Corp.........................     2,554                  2.0%
QUALCOMM, Inc...........................     2,474                  2.0%
--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS TOTAL...........   $27,936                 22.1%
--------------------------------------------------------------------------------
Based on total investments as of June 30, 2004. Subject to change.

--------------------------------------------------------------------------------
HISTORICAL PER-SHARE RECORD
--------------------------------------------------------------------------------
UMB SCOUT STOCK FUND (UMBSX)
                                      INCOME &                    CUMULATIVE(2)
                         NET         SHORT-TERM      LONG-TERM      VALUE PER
                        ASSET           GAINS          GAINS       SHARE PLUS
                        VALUE       DISTRIBUTION   DISTRIBUTION   DISTRIBUTIONS
--------------------------------------------------------------------------------
12/31/82..............  $ 9.87         $ 0.03         $    -        $  9.90
12/31/83..............   11.34           0.86              -          12.23
12/31/84..............   11.20           0.62           0.11          12.82
12/31/85..............   12.74           0.73           0.22          15.31
12/31/86..............   12.78           0.51           1.01          16.87
12/31/87..............   11.87           0.78           0.97          17.71
12/31/88..............   12.62           0.49           0.39          19.34
12/31/89..............   13.87           0.62           0.49          21.70
12/31/90..............   12.76           0.59           0.21          21.39
12/31/91..............   15.40           0.48              -          24.51
12/31/92..............   15.77           0.39           0.31          25.58
12/31/93..............   16.24           0.38           0.79          27.21
12/31/94..............   15.01           0.46           1.19          27.63
12/31/95..............   16.34           0.73           0.86          30.55
12/31/96..............   16.97           0.47           0.62          32.27
12/31/97..............   19.01           0.46           1.00          35.77
12/31/98..............   18.86           0.45           1.10          37.17
12/31/99..............   19.12           0.40           1.79          39.61
12/31/00..............   17.11           0.20           1.81          39.61
12/31/01..............   15.15           0.14           0.35          38.14
12/31/02..............   12.05           0.12              -          35.15
12/31/03..............   14.84           0.10              -          38.04
06/30/04(3)...........   14.95           0.07              -          38.22
--------------------------------------------------------------------------------

(2)  Does not assume any compounding of reinvested distributions.

(3)  Six months only. Distributions typically occur in June and December.

     Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
COMPARATIVE RATES OF RETURN
--------------------------------------------------------------------------------
UMB SCOUT STOCK SELECT FUND (UMBOX)
as of June 30, 2004
                                                                        SINCE
                                          1 YEAR   3 YEARS   5 YEARS  INCEPTION
--------------------------------------------------------------------------------
UMB SCOUT STOCK SELECT FUND               13.08%     0.00%    -2.78%    -2.56%
Lipper Multi-Cap Core Funds Index(1)      20.71%     0.19%     0.14%     0.65%
S&P 500/R Index(1)                        19.11%    -0.69%    -2.20%    -1.63%
--------------------------------------------------------------------------------

     Inception - May 17, 1999.

     Returns for periods greater than one year are compounded average annual rates of return.

     The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-800-996-2862.

     The performance shown in the above table and in the graph on page 3 does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS
--------------------------------------------------------------------------------
UMB SCOUT STOCK SELECT FUND (UMBOX)
                                                         MARKET      PERCENT
                                                     VALUE (000'S)  OF TOTAL
--------------------------------------------------------------------------------
Engelhard Corp......................................    $ 834         3.4%
American International Group, Inc...................      656         2.7%
TJX Companies, Inc..................................      628         2.6%
Target Corp.........................................      616         2.5%
Merrill Lynch & Co., Inc............................      610         2.5%
Cisco Systems, Inc..................................      590         2.4%
Weyerhaeuser Co.....................................      568         2.3%
Procter & Gamble Co.................................      566         2.3%
Kerr-McGee Corp.....................................      565         2.3%
QUALCOMM, Inc.......................................      547         2.3%
--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS TOTAL.......................   $6,180        25.3%
--------------------------------------------------------------------------------

Based on total investments as of June 30, 2004. Subject to change.

--------------------------------------------------------------------------------
HISTORICAL PER-SHARE RECORD
--------------------------------------------------------------------------------
UMB SCOUT STOCK SELECT FUND (UMBOX)
                                      INCOME &                    CUMULATIVE(2)
                          NET        SHORT-TERM      LONG-TERM      VALUE PER
                         ASSET          GAINS          GAINS       SHARE PLUS
                         VALUE      DISTRIBUTION   DISTRIBUTION   DISTRIBUTIONS
--------------------------------------------------------------------------------
12/31/99.............  $ 10.10         $ 0.07         $    -        $ 10.17
12/31/00.............     9.17           0.10              -           9.35
12/31/01.............     8.43           0.07              -           8.67
12/31/02.............     6.71           0.05              -           7.00
12/31/03.............     8.34           0.04              -           8.68
06/30/04(3)..........     8.40           0.02              -           8.75
--------------------------------------------------------------------------------

(2)  Does not assume any compounding of reinvested distributions.

(3)  Six months only. Distributions typically occur in June and December.

     Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

--------------------------------------------------------------------------------
FUND DIVERSIFICATION
--------------------------------------------------------------------------------
UMB SCOUT STOCK SELECT FUND (UMBOX)

[PIE CHART]

Information Technology.....................................................20%
Finance....................................................................17%
Industrials................................................................13%
Health Care................................................................12%
Consumer Discretionary.....................................................10%
Energy......................................................................9%
Consumer Staples............................................................8%
Materials...................................................................6%
Utilities...................................................................2%
Telecom Services............................................................1%
--------------------------------------------------------------------------------
Based on total investments as of June 30, 2004. Subject to change.

--------------------------------------------------------------------------------
JUNE 30, 2004

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 2004

STOCK FUND

--------------------------------------------------------------------------------
   NUMBER OF
    SHARES                                                             VALUE
--------------------------------------------------------------------------------

COMMON STOCKS - 85.4%
CONSUMER DISCRETIONARY - 9.1%
      56,900   Brinker International, Inc.*.................        $1,941,428
      33,800   Knight-Ridder, Inc...........................         2,433,600
      54,200   Staples, Inc.................................         1,588,602
      65,500   Target Corp..................................         2,781,785
     117,600   TJX Companies, Inc...........................         2,838,864
                                                                 -------------
                                                                    11,584,279
                                                                 =============
CONSUMER STAPLES - 6.8%
      36,600   Anheuser-Busch Companies, Inc................         1,976,400
      32,100   Kimberly-Clark Corp..........................         2,114,748
      35,300   PepsiCo, Inc.................................         1,901,964
      47,000   Procter & Gamble Co..........................         2,558,680
                                                                 -------------
                                                                     8,551,792
                                                                 =============
ENERGY - 7.6%
      45,200   Apache Corp..................................         1,968,460
      47,500   Kerr-McGee Corp..............................         2,554,075
      45,600   Noble Corp.*.................................         1,727,784
      36,100   Occidental Petroleum Corp....................         1,747,601
      35,700   Shell Transport & Trading Co. PLC............         1,595,790
                                                                 -------------
                                                                     9,593,710
                                                                 =============
FINANCE - 15.0%
      39,700   American Express Co..........................         2,039,786
      41,600   American International Group, Inc............         2,965,248
      59,700   Arthur J. Gallagher & Co.....................         1,817,865
      45,200   Banknorth Group, Inc.........................         1,468,096
      45,200   Lincoln National Corp........................         2,135,700
      51,100   Merrill Lynch & Co., Inc.....................         2,758,378
      48,300   State Street Corp............................         2,368,632
      70,100   U.S. Bancorp.................................         1,931,956
      27,100   Wells Fargo & Co.............................         1,550,933
                                                                 -------------
                                                                    19,036,594
                                                                 =============

HEALTH CARE - 10.2%
      27,100   Cardinal Health, Inc.........................         1,898,355
      37,100   Genentech, Inc.*.............................         2,085,020
      29,700   Johnson & Johnson............................         1,654,290
      28,900   Medtronic, Inc...............................         1,408,008
     109,050   Mylan Laboratories, Inc......................         2,208,262
      52,000   Pfizer, Inc..................................         1,782,560
      29,800   UnitedHealth Group, Inc......................         1,855,050
                                                                 -------------
                                                                    12,891,545
                                                                 =============
INDUSTRIALS - 11.8%
      27,100   3M Co........................................         2,439,271
      57,900   DeVry, Inc.*.................................         1,587,618
      34,800   Emerson Electric Co..........................         2,211,540
      29,800   Fastenal Co..................................         1,693,534
      28,000   FedEx Corp...................................         2,287,320
      15,800   General Dynamics Corp........................         1,568,940
      16,800   Illinois Tool Works, Inc.....................         1,610,952
      90,400   Southwest Airlines Co........................         1,516,008
                                                                 -------------
                                                                    14,915,183
                                                                 =============

--------------------------------------------------------------------------------
   NUMBER OF
    SHARES                                                             VALUE
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY - 17.0%
      57,900   Altera Corp.*................................        $1,286,538
     112,600   Cisco Systems, Inc.*.........................         2,668,620
      46,600   Dell, Inc.*..................................         1,669,212
      31,700   DST Systems, Inc.*...........................         1,524,453
      34,400   First Data Corp..............................         1,531,488
      83,600   Flextronics International Ltd.*..............         1,333,420
      42,900   Garmin Ltd...................................         1,589,231
      67,800   Intel Corp...................................         1,871,280
      29,800   Maxim Integrated Products, Inc...............         1,562,116
      52,500   Molex, Inc...................................         1,684,200
      93,600   Nokia Corp. ADR..............................         1,360,944
      86,300   Oracle Corp.*................................         1,029,559
      33,900   QUALCOMM, Inc................................         2,474,022
                                                                 -------------
                                                                    21,585,083
                                                                 =============
MATERIALS - 5.0%
     116,600   Engelhard Corp...............................         3,767,346
      40,700   Weyerhaeuser Co..............................         2,568,984
                                                                 -------------
                                                                     6,336,330
                                                                 =============
TELECOMMUNICATION SERVICES - 1.4%
      71,800   SBC Communications, Inc......................         1,741,150
                                                                 =============
UTILITIES - 1.5%
      34,800   Entergy Corp.................................         1,949,148
                                                                 =============
TOTAL COMMON STOCKS
(COST $91,233,888) - 85.4%..................................       108,184,814
                                                                 =============
U.S. GOVERNMENT AGENCIES
(COST $18,491,000) - 14.6%
               Federal Home Loan Bank
 $18,491,000     1.20%, 07/01/04 ...........................        18,491,000
                                                                 =============
TOTAL INVESTMENTS
(COST $109,724,888) - 100.0%................................       126,675,814

Liabilities less other assets - (0.0)%......................          (37,860)
                                                                 -------------
TOTAL NET ASSETS - 100.0%
(equivalent to $14.95 per share;
20,000,000 shares of $1.00 par value
capital shares authorized;
8,470,497 shares outstanding)...............................      $126,637,954
                                                                 =============

 ADR - American Depositary Receipt

*Non-income producing security

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 2004

--------------------------------------------------------------------------------
   NUMBER OF
    SHARES                                                             VALUE
--------------------------------------------------------------------------------

COMMON STOCKS - 98.0%
CONSUMER DISCRETIONARY - 10.5%
      12,600   Brinker International, Inc.*.................          $429,912
       7,475   Knight-Ridder, Inc...........................           538,200
      12,000   Staples, Inc.................................           351,720
      14,500   Target Corp..................................           615,815
      26,000   TJX Companies, Inc...........................           627,640
                                                                 -------------
                                                                     2,563,287
                                                                 =============
CONSUMER STAPLES - 7.7%
       8,100   Anheuser-Busch Companies, Inc................           437,400
       7,100   Kimberly-Clark Corp..........................           467,748
       7,800   PepsiCo, Inc.................................           420,264
      10,400   Procter & Gamble Co..........................           566,176
                                                                 -------------
                                                                     1,891,588
                                                                 =============
ENERGY - 8.7%
      10,000   Apache Corp..................................           435,500
      10,500   Kerr-McGee Corp..............................           564,585
      10,100   Noble Corp.*.................................           382,689
       8,000   Occidental Petroleum Corp....................           387,280
       7,900   Shell Transport & Trading Co. PLC............           353,130
                                                                 -------------
                                                                     2,123,184
                                                                 =============
FINANCE - 17.3%
       8,800   American Express Co..........................           452,144
       9,200   American International Group, Inc............           655,776
      13,200   Arthur J. Gallagher & Co.....................           401,940
      10,000   Banknorth Group, Inc.........................           324,800
      10,000   Lincoln National Corp........................           472,500
      11,300   Merrill Lynch & Co., Inc.....................           609,974
      10,700   State Street Corp............................           524,728
      15,500   U.S. Bancorp.................................           427,180
       6,000   Wells Fargo & Co.............................           343,380
                                                                 -------------
                                                                     4,212,422
                                                                 =============
HEALTH CARE - 11.7%
       6,000   Cardinal Health, Inc.........................           420,300
       8,200   Genentech, Inc.*.............................           460,840
       6,560   Johnson & Johnson............................           365,392
       6,400   Medtronic, Inc...............................           311,808
      24,125   Mylan Laboratories, Inc......................           488,531
      11,500   Pfizer, Inc..................................           394,220
       6,600   UnitedHealth Group, Inc......................           410,850
                                                                 -------------
                                                                     2,851,941
                                                                 =============
INDUSTRIALS - 13.5%
       6,000   3M Co........................................           540,060
      12,800   DeVry, Inc.*.................................           350,976
       7,700   Emerson Electric Co..........................           489,335
       6,600   Fastenal Corp................................           375,078
       6,200   FedEx Corp...................................           506,478
       3,500   General Dynamics Corp........................           347,550
       3,700   Illinois Tool Works, Inc.....................           354,793
      20,000   Southwest Airlines Co........................           335,400
                                                                 -------------
                                                                     3,299,670
                                                                 =============

--------------------------------------------------------------------------------
NUMBER OF SHARES/
PRINCIPAL AMOUNT                                                       VALUE
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY - 19.5%
      12,800   Altera Corp.*................................          $284,416
      24,900   Cisco Systems, Inc.*.........................           590,130
      10,300   Dell, Inc.*..................................           368,946
       7,000   DST Systems, Inc.*...........................           336,630
       7,600   First Data Corp..............................           338,352
      18,500   Flextronics International Ltd.*..............           295,075
       9,500   Garmin Ltd...................................           351,928
      15,000   Intel Corp...................................           414,000
       6,600   Maxim Integrated Products, Inc...............           345,972
      11,600   Molex, Inc...................................           372,128
      20,700   Nokia Corp. ADR..............................           300,978
      19,100   Oracle Corp.*................................           227,863
       7,500   QUALCOMM, Inc................................           547,350
                                                                 -------------
                                                                     4,773,768
                                                                 =============
MATERIALS - 5.7%
      25,800   Engelhard Corp...............................           833,598
       9,000   Weyerhaeuser Co..............................           568,080
                                                                 -------------
                                                                     1,401,678
                                                                 =============
TELECOMMUNICATION SERVICES - 1.6%
      15,900   SBC Communications, Inc......................           385,575
                                                                 =============
UTILITIES - 1.8%
       7,700   Entergy Corp.................................           431,277
                                                                 =============
TOTAL COMMON STOCKS
(COST $21,238,987) - 98.0%..................................        23,934,390
                                                                 =============
U.S. GOVERNMENT AGENCIES
(COST $448,000) - 1.9%
               Federal Home Loan Bank
$448,000         1.20%, 07/01/04 ...........................           448,000
                                                                 =============
TOTAL INVESTMENTS
(COST $21,686,987) - 99.9%..................................        24,382,390

Other assets less liabilities - 0.1%........................            32,713
                                                                 -------------
TOTAL NET ASSETS - 100.0%
(equivalent to $8.40 per share;
10,000,000 shares of $1.00 par value
capital shares authorized;
2,905,648 shares outstanding)...............................       $24,415,103
                                                                 =============

 ADR - American Depositary Receipt

*Non-income producing security

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
JUNE 30, 2004

EQUITY INDEX FUND

OBJECTIVE:
The UMB Scout Equity Index Fund seeks to provide investment results that track, as closely as possible, the performance of the S&P 500/R Index.

The UMB Scout Equity Index Fund, at $7.83 per share as of June 30, 2004, produced a 18.56% return (including price change and reinvested distributions) for the 12-month period ended June 30, 2004. The Fund's benchmark, the S&P 500/R Index, posted a 19.11% return over the same time period.

The UMB Scout Equity Index Fund gained 3.27% year-to-date as of June 30, 2004, versus the S&P 500/R Index, which gained 3.44% for the same period. The Fund closed the second quarter of 2004 with a 1.67% return, versus the S&P 500/R Index, which posted a return of 1.72%. Cash flow additions and withdrawals, along with internal Fund expenses, accounted for the small variance in returns between the Fund and the S&P 500/R Index. (Please see the accompanying tables for the Fund's longer-term performance and other important performance-related information. Performance numbers reflect S&P 500/R Index performance minus transaction costs.)

As a S&P 500/R index fund, stocks are bought and sold with the aim of tracking the index as closely as possible. The composition of the index changes over time as the stock market capitalization (share price multiplied by outstanding shares) of companies in the index changes. Therefore, the Fund's performance during the period is the result of changes in the value of the stocks within the index, as well as purchases and sales of stocks designed to follow changes in the index.

Your continued support is greatly appreciated.

TOM R. DAY
Scout Investment Advisors, Inc.

--------------------------------------------------------------------------------
HYPOTHETICAL GROWTH OF $10,000
--------------------------------------------------------------------------------
UMB SCOUT EQUITY INDEX FUND (UMBQX)
as of June 30, 2004


                   UMB SCOUT EQUITY   S&P 500/R
                      INDEX FUND     INDEX(1)(2)
                      ----------     -----------

           5/1/00       10,000          10,000
          6/30/00       10,020          10,036
          9/30/00        9,900           9,939
         12/31/00        9,132           9,161
          3/31/01        8,036           8,075
          6/30/01        8,497           8,548
          9/30/01        7,246           7,293
         12/31/01        8,006           8,073
          3/31/02        8,026           8,095
          6/30/02        6,948           7,010
          9/30/02        5,744           5,799
         12/31/02        6,218           6,288
          3/31/03        6,023           6,090
          6/30/03        6,940           7,028
          9/30/03        7,116           7,214
         12/31/03        7,968           8,092
          3/31/04        8,093           8,230
          6/30/04        8,229           8,372

(1) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

(2) "Standard & Poor's,/R" "S&P,/R" "S&P 500/R" and "Standard and Poor's 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Scout Investment Advisors, Inc. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's/R and Standard & Poor's/R makes no representation regarding the advisability of investing in the Fund.

     Performance returns for the UMB Scout Equity Index Fund and S&P 500/R Index assume dividends were reinvested for the entire period.

     For illustrative purposes only; may not represent your returns.

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

-------------------------------------------------------------------------------
COMPARATIVE RATES OF RETURN
------------------------------------------------------------------------------
UMB SCOUT EQUITY INDEX FUND (UMBQX)
as of June 30, 2004
                                                                        SINCE
                                                    1 YEAR   3 YEARS  INCEPTION
-------------------------------------------------------------------------------
UMB SCOUT EQUITY INDEX FUND                         18.56%    -1.07%    -4.57%
S&P 500/R INDEX1                                    19.11%    -0.69%    -4.18%
LIPPER S&P 500 INDEX FUNDS INDEX(1)                 18.71%    -1.01%    -4.46%
-------------------------------------------------------------------------------
     Inception - May 1, 2000.

     Returns for periods greater than one year are compounded average annual rates of return.

     The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-800-996-2862. The performance returns reflect a fee waiver in effect. In the absence of such waiver, the returns would be reduced.

     The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS
--------------------------------------------------------------------------------
UMB SCOUT EQUITY INDEX FUND (UMBQX)
                                                         MARKET      PERCENT
                                                     VALUE (000'S)  OF TOTAL
--------------------------------------------------------------------------------

General Electric Co.................................  $ 1,342         3.1%
Standard and Poor's Depositary Receipts.............    1,339         3.1%
Microsoft Corp......................................    1,212         2.8%
Exxon Mobil Corp....................................    1,139         2.6%
Pfizer, Inc.........................................    1,027         2.4%
Citigroup, Inc......................................      946         2.2%
Wal-Mart Stores, Inc................................      889         2.1%
American International Group, Inc...................      730         1.7%
Intel Corp..........................................      699         1.6%
Bank of America Corp................................      681         1.5%
--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS TOTAL.......................  $10,004        23.1%
--------------------------------------------------------------------------------

Based on total investments as of June 30, 2004. Subject to change.

------------------------------------------------------------------------------
HISTORICAL PER-SHARE RECORD
------------------------------------------------------------------------------
UMB SCOUT EQUITY INDEX FUND (UMBQX)
                                      INCOME &                    CUMULATIVE(2)
                          NET        SHORT-TERM      LONG-TERM      VALUE PER
                         ASSET          GAINS          GAINS       SHARE PLUS
                         VALUE      DISTRIBUTION   DISTRIBUTION   DISTRIBUTIONS
--------------------------------------------------------------------------------
12/31/00..............  $ 9.08         $ 0.05         $    -         $ 9.13
12/31/01..............    7.88           0.07           0.01           8.01
12/31/02..............    6.04           0.08              -           6.26
12/31/03..............    7.63           0.10              -           7.95
06/30/04(3)...........    7.83           0.05              -           8.20
--------------------------------------------------------------------------------

(2)  Does not assume any compounding of reinvested distributions.

(3) Six months only. Distributions typically occur in June and December. Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

--------------------------------------------------------------------------------
FUND DIVERSIFICATION
--------------------------------------------------------------------------------
UMB SCOUT EQUITY INDEX FUND (UMBQX)

[PIE CHART]

Finance....................................................................20%
Information Technology.....................................................17%
Health Care................................................................13%
Consumer Staples...........................................................11%
Industrials................................................................11%
Consumer Discretionary.....................................................10%
Energy......................................................................6%
Materials...................................................................3%
Miscellaneous...............................................................3%
Telecom Services............................................................3%
Utilities...................................................................3%
-------------------------------------------------------------------------------
Based on total investments as of June 30, 2004.
Subject to change.

--------------------------------------------------------------------------------
JUNE 30, 2004

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 2004

EQUITY INDEX FUND

--------------------------------------------------------------------------------
   NUMBER OF
    SHARES                                                             VALUE
--------------------------------------------------------------------------------

COMMON STOCKS - 99.9%
CONSUMER DISCRETIONARY - 10.6%
       1,065   AutoNation, Inc.*............................           $18,212
         340   AutoZone, Inc.*..............................            27,234
       1,213   Bed, Bath & Beyond, Inc.*....................            46,640
       1,216   Best Buy Co., Inc............................            61,700
         448   Big Lots, Inc.*..............................             6,478
         342   Black & Decker Corp..........................            21,248
         295   Boise Cascade Corp...........................            11,104
         378   Brunswick Corp...............................            15,422
       2,439   Carnival Corp................................           114,633
         513   Centex Corp..................................            23,470
         835   Circuit City Stores, Inc.....................            10,813
       2,399   Clear Channel
                 Communications, Inc. ......................            88,643
       8,795   Comcast Corp., Class A Special*..............           246,524
         293   Cooper Tire & Rubber Co......................             6,739
         578   Dana Corp....................................            11,329
         641   Darden Restaurants, Inc......................            13,173
       2,304   Delphi Corp..................................            24,607
         344   Dillard's, Inc., Class A.....................             7,671
       8,081   Disney (Walt) Co.............................           205,985
       1,379   Dollar General Corp..........................            26,973
         313   Dow Jones & Co., Inc.........................            14,116
       1,101   Eastman Kodak Co.............................            29,705
       2,574   eBay, Inc.*..................................           236,679
         710   Family Dollar Stores, Inc....................            21,598
         739   Federated Department Stores, Inc.............            36,285
       7,211   Ford Motor Co................................           112,852
         598   Fortune Brands, Inc..........................            45,107
       1,093   Gannett Co., Inc.............................            92,741
       3,510   Gap, Inc.....................................            85,118
       2,175   General Motors Corp..........................           101,333
         672   Genuine Parts Co.............................            26,665
         671   Goodyear Tire and Rubber Co.*................             6,099
       1,121   Harley-Davidson, Inc.........................            69,435
         433   Harrah's Entertainment, Inc..................            23,425
         704   Hasbro, Inc..................................            13,376
       1,483   Hilton Hotels Corp...........................            27,673
       8,743   Home Depot, Inc..............................           307,754
       1,396   International Game
                 Technology, Inc. ..........................            53,886
       1,774   Interpublic Group of
                 Companies, Inc.* ..........................            24,357
         769   Johnson Controls, Inc........................            41,049
         484   Jones Apparel Group, Inc.....................            19,108
         199   KB Home......................................            13,657

--------------------------------------------------------------------------------
   NUMBER OF
    SHARES                                                             VALUE
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY (Continued)
         306   Knight-Ridder, Inc...........................        $   22,032
       1,381   Kohl's Corp.*................................            58,389
         735   Leggett & Platt, Inc.........................            19,632
       1,878   Limited Brands, Inc..........................            35,119
         418   Liz Claiborne, Inc...........................            15,040
       3,076   Lowe's Companies, Inc........................           161,644
         952   Marriott International, Inc., Class A........            47,486
       1,733   Mattel, Inc..................................            31,627
       1,180   May Department Stores Co.....................            32,438
         382   Maytag Corp..................................             9,363
       4,885   McDonald's Corp..............................           127,010
         772   McGraw-Hill Companies, Inc...................            59,112
         192   Meredith Corp................................            10,552
         604   New York Times Co., Class A..................            27,005
       1,058   Newell Rubbermaid, Inc.......................            24,863
       1,061   Nike, Inc., Class B..........................            80,371
         554   Nordstrom, Inc...............................            23,606
       1,276   Office Depot, Inc.*..........................            22,853
         766   Omnicom Group, Inc...........................            58,132
       1,080   Penney (J.C.) Co., Inc.......................            40,781
         475   Pulte Homes, Inc.............................            24,714
         628   RadioShack Corp..............................            17,980
         238   Reebok International Ltd.....................             8,563
         812   Sears, Roebuck and Co........................            30,661
         593   Sherwin-Williams Co..........................            24,639
         233   Snap-On, Inc.................................             7,817
         362   Stanley Works................................            16,500
       1,927   Staples, Inc.................................            56,480
       1,597   Starbucks Corp.*.............................            69,438
         852   Starwood Hotels & Resorts
                 Worldwide, Inc. ...........................            38,212
       3,584   Target Corp..................................           152,212
         561   Tiffany & Co.................................            20,673
      17,887   Time Warner, Inc.*...........................           314,453
       1,928   TJX Companies, Inc...........................            46,542
         886   Toys "R" Us, Inc.*...........................            14,114
       1,331   Tribune Co...................................            60,614
       1,314   Univision Communications, Inc.*..............            41,956
         414   VF Corp......................................            20,162
       6,749   Viacom, Inc., Class B........................           241,074
         519   Visteon Corp.................................             6,057
         442   Wendy's International, Inc...................            15,399
         267   Whirlpool Corp...............................            18,316
       1,186   Yum! Brands, Inc.............................            44,143
                                                                 -------------
                                                                     4,588,390
                                                                 =============

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 2004

--------------------------------------------------------------------------------
   NUMBER OF
    SHARES                                                             VALUE
--------------------------------------------------------------------------------

CONSUMER STAPLES - 10.7%
         342   Alberto-Culver Co., Class B..................        $   17,148
       1,379   Albertson's, Inc.............................            36,599
       8,091   Altria Group, Inc............................           404,955
       3,172   Anheuser-Busch Companies, Inc................           171,288
       2,640   Archer-Daniels-Midland Co....................            44,299
       1,914   Avon Products, Inc...........................            88,312
         465   Brown-Forman Corp., Class B..................            22,446
       1,570   Campbell Soup Co.............................            42,202
         812   Clorox Co....................................            43,669
       9,563   Coca-Cola Co.................................           482,740
       1,867   Coca-Cola Enterprises, Inc...................            54,124
       2,060   Colgate-Palmolive Co.........................           120,407
       2,081   ConAgra Foods, Inc...........................            56,354
         140   Coors (Adolph) Co., Class B..................            10,128
       1,859   Costco Wholesale Corp........................            76,349
       1,607   CVS Corp.....................................            67,526
       1,521   General Mills, Inc...........................            72,293
       3,876   Gillette Co..................................           164,342
       1,432   Heinz (H.J.) Co..............................            56,134
       1,060   Hershey Foods Corp...........................            49,046
       1,673   Kellogg Co...................................            70,015
       1,933   Kimberly-Clark Corp..........................           127,346
       2,902   Kroger Co.*..................................            52,816
         532   McCormick & Company, Inc.....................            18,088
       1,006   Pepsi Bottling Group, Inc....................            30,723
       6,701   PepsiCo, Inc.................................           361,050
      10,030   Procter & Gamble Co..........................           546,033
         377   R.J. Reynolds Tobacco
                 Holdings, Inc. ............................            25,481
       1,783   Safeway, Inc.*...............................            45,181
       3,109   Sara Lee Corp................................            71,476
         513   Supervalu, Inc...............................            15,703
       2,511   SYSCO Corp...................................            90,070
         686   UST, Inc.....................................            24,696
       4,041   Walgreen Co..................................           146,325
      16,847   Wal-Mart Stores, Inc.........................           888,848
         542   Winn-Dixie Stores, Inc.......................             3,902
         860   Wrigley (Wm., Jr.) Co........................            54,223
                                                                 -------------
                                                                     4,652,337
                                                                 =============
ENERGY - 6.2%
         352   Amerada Hess Corp............................            27,875
       1,011   Anadarko Petroleum Corp......................            59,245
       1,308   Apache Corp..................................            56,963
         263   Ashland, Inc.................................            13,889
       1,281   Baker Hughes, Inc............................            48,230
         668   BJ Services Co.*.............................            30,621
       1,520   Burlington Resources, Inc....................            54,994
       4,217   ChevronTexaco Corp...........................           396,862
       2,665   ConocoPhillips...............................           203,313
         952   Devon Energy Corp............................            62,832
         451   EOG Resources, Inc...........................            26,929

--------------------------------------------------------------------------------
   NUMBER OF
    SHARES                                                             VALUE
--------------------------------------------------------------------------------

ENERGY (Continued)
      25,642   Exxon Mobil Corp.............................        $1,138,761
       1,770   Halliburton Co...............................            53,560
         608   Kerr-McGee Corp..............................            32,692
       1,388   Marathon Oil Corp............................            52,522
         561   Nabors Industries Ltd.*......................            25,368
         573   Noble Corp.*.................................            21,711
       1,483   Occidental Petroleum Corp....................            71,792
         470   Rowan Companies, Inc.*.......................            11,435
       2,291   Schlumberger Ltd.............................           145,501
         321   Sunoco, Inc..................................            20,422
       1,324   Transocean, Inc.*............................            38,317
       1,067   Unocal Corp..................................            40,546
         521   Valero Energy Corp...........................            38,429
                                                                 -------------
                                                                     2,672,809
                                                                 =============

FINANCE - 19.7%
       1,085   ACE Ltd......................................            45,874
       1,967   AFLAC, Inc...................................            80,273
       2,792   Allstate Corp................................           129,968
         427   Ambac Financial Group, Inc...................            31,359
       5,000   American Express Co..........................           256,900
      10,247   American International Group, Inc............           730,406
       1,383   AmSouth Bancorporation.......................            35,225
       1,220   Aon Corp.....................................            34,733
         361   Apartment Investment &
                 Management Co. ............................            11,238
       8,050   Bank of America Corp.........................           681,191
       3,065   Bank of New York Co., Inc....................            90,356
       4,440   Bank One Corp................................           226,440
       2,208   BB&T Corp....................................            81,630
         418   Bear Stearns Cos., Inc.......................            35,242
         933   Capital One Financial Corp...................            63,799
       5,467   Charles Schwab Corp..........................            52,538
         879   Charter One Financial, Inc...................            38,843
         738   Chubb Corp...................................            50,317
         678   Cincinnati Financial Corp....................            29,507
      20,337   Citigroup, Inc...............................           945,670
         688   Comerica, Inc................................            37,757
       1,113   Countrywide Financial Corp...................            78,188
       1,475   E*Trade Financial Corp.*.....................            16,446
       1,570   Equity Office Properties Trust...............            42,704
       1,077   Equity Residential Properties Trust..........            32,019
       2,689   Federal Home Loan
                 Mortgage Corp. ............................           170,214
       3,828   Federal National Mortgage
                 Association ...............................           273,166
         416   Federated Investors, Inc.....................            12,621
       2,202   Fifth Third Bancorp..........................           118,424
         502   First Horizon National Corp..................            22,826
       1,005   Franklin Resources, Inc......................            50,330
         622   Golden West Financial Corp...................            66,150
       1,948   Goldman Sachs Group, Inc.....................           183,424
       1,112   Hartford Financial Services
                 Group, Inc. ...............................            76,439

--------------------------------------------------------------------------------
JUNE 30, 2004

                                                         Continued on next page.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
EQUITY INDEX FUND (Continued)

--------------------------------------------------------------------------------
   NUMBER OF
    SHARES                                                             VALUE
--------------------------------------------------------------------------------

FINANCE (Continued)
         918   Huntington Bancshares, Inc...................           $21,022
         921   Janus Capital Group, Inc.....................            15,187
         540   Jefferson-Pilot Corp.........................            27,432
       8,171   J.P. Morgan Chase & Co., Inc.................           316,790
       1,634   KeyCorp......................................            48,840
       1,118   Lehman Brothers Holdings, Inc................            84,129
         718   Lincoln National Corp........................            33,925
         734   Loews Corp...................................            44,011
         496   M&T Bank Corp................................            43,301
       2,056   Marsh & McLennan ............................
                 Companies, Inc. ...........................            93,301
         891   Marshall & Ilsley Corp.......................            34,829
         526   MBIA, Inc....................................            30,045
       4,981   MBNA Corp....................................           128,460
       1,681   Mellon Financial Corp........................            49,304
       3,710   Merrill Lynch & Co., Inc.....................           200,266
       2,963   MetLife, Inc.................................           106,224
         397   MGIC Investment Corp.........................            30,116
         600   Moody's Corp.................................            38,796
       4,320   Morgan Stanley...............................           227,966
       2,669   National City Corp...........................            93,442
         674   North Fork Bancorporation, Inc...............            25,646
         922   Northern Trust Corp..........................            38,982
         701   Plum Creek Timber Co., Inc...................            22,839
       1,085   PNC Financial Services Group, Inc............            57,592
       1,236   Principal Financial Group, Inc...............            42,988
         904   Progressive Corp.............................            77,111
         689   ProLogis.....................................            22,682
       1,148   Providian Financial Corp.*...................            16,841
       2,078   Prudential Financial, Inc....................            96,565
         877   Regions Financial Corp.*.....................            32,054
         518   SAFECO Corp..................................            22,792
         854   Simon Property Group, Inc....................            43,913
       1,739   SLM Corp.....................................            70,343
       1,273   SouthTrust Corp..............................            49,405
       1,210   Sovereign Bancorp, Inc.......................            26,741
       2,636   St. Paul Companies, Inc......................           106,863
       1,281   State Street Corp............................            62,820
       1,159   SunTrust Banks, Inc..........................            75,323
       1,194   Synovus Financial Corp.......................            30,232
         508   T. Rowe Price Group, Inc.....................            25,603
         433   Torchmark Corp...............................            23,295
       7,385   U.S. Bancorp.................................           203,531
         754   Union Planters Corp..........................            22,477
       1,193   UnumProvident Corp...........................            18,969
       5,128   Wachovia Corp................................           228,196
       3,419   Washington Mutual, Inc.......................           132,110
         543   XL Capital Ltd., Class A.....................            40,975
       6,642   Wells Fargo & Co.............................           380,122
         385   Zions Bancorporation.........................            23,658
                                                                 -------------
                                                                     8,520,271
                                                                 =============

--------------------------------------------------------------------------------
   NUMBER OF
    SHARES                                                             VALUE
--------------------------------------------------------------------------------

HEALTH CARE - 13.0%
       6,140   Abbott Laboratories..........................          $250,266
         625   Aetna, Inc...................................            53,125
         516   Allergan, Inc................................            46,192
         380   AmerisourceBergen Corp.......................            22,716
       5,002   Amgen, Inc.*.................................           272,959
         563   Anthem, Inc.*................................            50,422
         796   Applera Corp.................................            17,313
         418   Bard (C.R.), Inc.............................            23,680
         212   Bausch & Lomb, Inc...........................            13,795
       2,460   Baxter International, Inc....................            84,895
       1,019   Becton, Dickinson & Co.......................            52,784
       1,324   Biogen Idec, Inc.*...........................            83,743
       1,031   Biomet, Inc..................................            45,818
       3,301   Boston Scientific Corp.*.....................           141,283
       7,686   Bristol-Myers Squibb Co......................           188,307
       1,677   Cardinal Health, Inc.........................           117,474
       1,800   Caremark Rx, Inc.*...........................            59,292
         761   Chiron Corp.*................................            33,971
         569   CIGNA Corp...................................            39,153
       4,450   Eli Lilly & Co...............................           311,100
         319   Express Scripts, Inc.*.......................            25,274
       1,508   Forest Laboratories, Inc.*...................            85,398
         909   Genzyme Corp.*...............................            43,023
         844   Gilead Sciences, Inc.*.......................            56,548
       1,256   Guidant Corp.................................            70,185
       1,910   HCA, Inc.....................................            79,437
       1,003   Health Management
                 Associates, Inc. ..........................            22,487
         632   Hospira, Inc.*...............................            17,438
         638   Humana, Inc.*................................            10,782
         917   IMS Health, Inc..............................            21,494
      11,688   Johnson & Johnson............................           651,022
         994   King Pharmaceuticals, Inc.*..................            11,381
         354   Manor Care, Inc..............................            11,569
       1,121   McKesson Corp................................            38,484
       1,047   Medco Health Solutions, Inc.*................            39,262
       1,007   MedImmune, Inc.*.............................            23,564
       4,785   Medtronic, Inc...............................           233,125
       8,697   Merck & Co., Inc.............................           413,108
         187   Millipore Corp.*.............................            10,541
       1,100   Mylan Laboratories, Inc......................            22,275
      29,970   Pfizer, Inc..................................         1,027,372
         404   Quest Diagnostics, Inc.......................            34,320
       5,825   Schering-Plough Corp.........................           107,646
         696   St. Jude Medical, Inc.*......................            52,652
       1,508   Stryker Corp.................................            82,940
       1,916   Tenet Healthcare Corp.*......................            25,694
       2,430   UnitedHealth Group, Inc......................           151,268
         479   Watson Pharmaceuticals, Inc.*................            12,885
         622   WellPoint Health Networks, Inc.*.............            69,670
       5,212   Wyeth........................................           188,466
         975   Zimmer Holdings, Inc.*.......................            85,995
                                                                 -------------
                                                                     5,633,593
                                                                 =============

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 2004

EQUITY INDEX FUND (Continued)
--------------------------------------------------------------------------------
   NUMBER OF
    SHARES                                                             VALUE
--------------------------------------------------------------------------------

INDUSTRIALS - 11.1%
       3,060   3M Co........................................          $275,431
       1,269   Allied Waste Industries, Inc.*...............            16,725
         801   American Power Conversion Corp...............            15,740
         833   American Standard
                 Companies, Inc.* ..........................            33,578
         710   Apollo Group, Inc.*..........................            62,686
         423   Avery Dennison Corp..........................            27,076
         736   Block (H&R), Inc.............................            35,092
       3,310   Boeing Co....................................           169,108
       1,435   Burlington Northern
                 Santa Fe Corp. ............................            50,325
       1,311   Caterpillar, Inc.............................           104,146
       4,061   Cendant Corp.................................            99,413
         690   Cintas Corp..................................            32,892
         371   Cooper Industries Ltd., Class A..............            22,041
         237   Crane Co.....................................             7,439
         830   CSX Corp.....................................            27,199
         162   Cummins, Inc.................................            10,125
       1,244   Danaher Corp.................................            64,501
         995   Deere & Co...................................            69,789
         524   Delta Air Lines, Inc.*.......................             3,731
         194   Deluxe Corp..................................             8,439
         864   Donnelley (R.R.) & Sons Co...................            28,529
         782   Dover Corp...................................            32,922
         621   Eaton Corp...................................            40,204
       1,600   Emerson Electric Co..........................           101,680
         533   Equifax, Inc.................................            13,192
       1,206   FedEx Corp...................................            98,518
         314   Fluor Corp...................................            14,968
         806   General Dynamics Corp........................            80,036
      41,419   General Electric Co..........................         1,341,976
         485   Goodrich Corp................................            15,680
         356   Grainger (W.W.), Inc.........................            20,470
       3,382   Honeywell International, Inc.................           123,883
       1,159   Illinois Tool Works, Inc.....................           111,137
         630   Ingersoll-Rand Co., Class A..................            43,035
         391   ITT Industries, Inc..........................            32,453
       1,731   Lockheed Martin Corp.........................            90,150
       1,747   Masco Corp...................................            54,471
         456   Monster Worldwide, Inc.*.....................            11,728
         291   Navistar International Corp.*................            11,279
       1,610   Norfolk Southern Corp........................            42,697
       1,418   Northrop Grumman Corp........................            76,147
         714   PACCAR, Inc..................................            41,405
         490   Pall Corp....................................            12,833
         459   Parker-Hannifin Corp.........................            27,292
         894   Pitney Bowes, Inc............................            39,560
         319   Power-One, Inc.*.............................             3,503
       1,740   Raytheon Co..................................            62,240
         690   Robert Half International, Inc...............            20,541
         754   Rockwell Automation, Inc.....................            28,283
         709   Rockwell Collins, Inc........................            23,624

--------------------------------------------------------------------------------
   NUMBER OF
    SHARES                                                             VALUE
--------------------------------------------------------------------------------

INDUSTRIALS (Continued)
         246   Ryder System, Inc............................            $9,857
       3,191   Southwest Airlines Co........................            53,513
         539   Textron, Inc.................................            31,990
         224   Thomas & Betts Corp..........................             6,100
       7,908   Tyco International Ltd.......................           262,071
       1,064   Union Pacific Corp...........................            63,255
       4,453   United Parcel Service, Inc...................           334,732
       1,996   United Technologies Corp.....................           182,594
       2,284   Waste Management, Inc........................            70,005
                                                                 -------------
                                                                     4,794,029
                                                                 =============

INFORMATION TECHNOLOGY - 16.6%
       3,255   ADC Telecommunications, Inc.*................             9,244
         980   Adobe Systems, Inc...........................            45,570
       1,405   Advanced Micro Devices, Inc.*................            22,340
         549   Affiliated Computer Services, Inc.*..........            29,064
       1,904   Agilent Technologies, Inc.*..................            55,749
       1,527   Altera Corp.*................................            33,930
       1,507   Analog Devices, Inc..........................            70,950
         648   Andrew Corp.*................................            12,966
       1,504   Apple Computer, Inc.*........................            48,940
       6,576   Applied Materials, Inc.*.....................           129,021
       1,253   Applied Micro Circuits Corp.*................             6,666
         449   Autodesk, Inc................................            19,222
       2,277   Automatic Data Processing, Inc...............            95,361
       1,721   Avaya, Inc.*.................................            27,175
         957   BMC Software, Inc.*..........................            17,705
       1,221   Broadcom Corp., Class A*.....................            57,106
       2,208   CIENA Corp.*.................................             8,214
      26,606   Cisco Systems, Inc.*.........................           630,562
         658   Citrix Systems, Inc.*........................            13,397
       2,277   Computer Associates
                 International, Inc. .......................            63,893
         756   Computer Sciences Corp.*.....................            35,101
       1,542   Compuware Corp.*.............................            10,177
         786   Comverse Technology, Inc.*...................            15,673
         548   Convergys Corp.*.............................             8,439
       5,444   Corning, Inc.*...............................            71,099
       9,964   Dell, Inc.*..................................           356,910
       1,208   Electronic Arts, Inc.*.......................            65,896
       1,936   Electronic Data Systems Corp.................            37,074
       9,579   EMC Corp.*...................................           109,201
       3,377   First Data Corp..............................           150,344
         785   Fiserv, Inc.*................................            30,529
       1,241   Gateway, Inc.*...............................             5,585
      12,011   Hewlett-Packard Co...........................           253,432
      25,327   Intel Corp...................................           699,025
       6,657   International Business
                 Machines Corp. ............................           586,815
         722   Intuit, Inc.*................................            27,855
         812   Jabil Circuit, Inc.*.........................            20,446

--------------------------------------------------------------------------------
JUNE 30, 2004

                                                         Continued on next page.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 2004

--------------------------------------------------------------------------------
   NUMBER OF
    SHARES                                                             VALUE
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY (Continued)
       5,833   JDS Uniphase Corp.*..........................           $22,107
         791   KLA-Tencor Corp.*............................            39,060
         521   Lexmark International, Inc.*.................            50,292
       1,259   Linear Technology Corp.......................            49,693
       1,451   LSI Logic Corp.*.............................            11,057
      17,208   Lucent Technologies, Inc.*...................            65,046
       1,222   Maxim Integrated Products, Inc...............            64,057
         381   Mercury Interactive Corp.*...................            18,985
       2,456   Micron Technology, Inc.*.....................            37,601
      42,428   Microsoft Corp...............................         1,211,744
         768   Molex, Inc...................................            24,637
       9,140   Motorola, Inc................................           166,805
       1,420   National Semiconductor Corp.*................            31,226
         390   NCR Corp.*...................................            19,340
       1,410   Network Appliance, Inc.*.....................            30,357
       1,474   Novell, Inc.*................................            12,367
         618   Novellus Systems, Inc.*......................            19,430
         654   NVIDIA Corp.*................................            13,407
      20,339   Oracle Corp.*................................           242,644
       1,098   Parametric Technology Corp.*.................             5,490
       1,522   Paychex, Inc.................................            51,565
       1,515   PeopleSoft, Inc.*............................            28,027
         486   PerkinElmer, Inc.............................             9,739
         697   PMC-Sierra, Inc.*............................            10,002
         382   QLogic Corp.*................................            10,157
       3,147   QUALCOMM, Inc................................           229,668
         577   Sabre Holdings Corp..........................            15,989
       2,105   Sanmina-SCI Corp.*...........................            19,156
         581   Scientific-Atlanta, Inc......................            20,045
       2,077   Siebel Systems, Inc.*........................            22,182
       4,115   Solectron Corp.*.............................            26,624
      13,336   Sun Microsystems, Inc.*......................            57,878
       1,158   Sungard Data Systems, Inc.*..................            30,108
       1,273   Symantec Corp.*..............................            55,732
         883   Symbol Technologies, Inc.....................            13,015
         324   Tektronix, Inc...............................            11,022
       1,694   Tellabs, Inc.*...............................            14,806
         771   Teradyne, Inc.*..............................            17,502
       6,781   Texas Instruments, Inc.......................           163,965
         623   Thermo Electron Corp.*.......................            19,151
       1,306   Unisys Corp.*................................            18,127
       1,756   VERITAS Software Corp.*......................            48,641
         465   Waters Corp.*................................            22,218
       3,243   Xerox Corp.*.................................            47,023
       1,390   Xilinx, Inc..................................            46,301
       5,266   Yahoo!, Inc.*................................           191,314
                                                                 -------------
                                                                     7,215,978
                                                                 =============

--------------------------------------------------------------------------------
   NUMBER OF
    SHARES                                                             VALUE
--------------------------------------------------------------------------------

MATERIALS - 2.9%
         920   Air Products & Chemicals, Inc................           $48,254
       3,421   Alcoa, Inc...................................           112,996
         309   Allegheny Technologies, Inc..................             5,577
         216   Ball Corp....................................            15,563
         408   Bemis Co., Inc...............................            11,526
       3,660   Dow Chemical Co..............................           148,962
       3,926   Du Pont (E.I.) de Nemours & Co...............           174,393
         296   Eastman Chemical Co..........................            13,684
         986   Ecolab, Inc..................................            31,256
         480   Engelhard Corp...............................            15,509
         716   Freeport-McMoRan Copper &
                 Gold, Inc., Class B .......................            23,735
       1,023   Georgia-Pacific Corp.........................            37,830
         194   Great Lakes Chemical Corp....................             5,250
         425   Hercules, Inc.*..............................             5,181
         364   International Flavors &
                 Fragrances, Inc. ..........................            13,614
       1,936   International Paper Co.......................            86,539
         406   Louisiana-Pacific Corp.......................             9,602
         768   MeadWestvaco Corp............................            22,571
       1,076   Monsanto Co..................................            41,426
       1,760   Newmont Mining Corp..........................            68,218
         322   Nucor Corp...................................            24,717
         610   Pactiv Corp.*................................            15,213
         380   Phelps Dodge Corp............................            29,454
         694   PPG Industries, Inc..........................            43,368
       1,316   Praxair, Inc.................................            52,522
         852   Rohm & Haas Co...............................            35,426
         347   Sealed Air Corp.*............................            18,485
         283   Sigma Aldrich Corp...........................            16,870
         208   Temple-Inland, Inc...........................            14,404
         470   United States Steel Corp.....................            16,506
         390   Vulcan Materials Co..........................            18,544
         945   Weyerhaeuser Co..............................            59,648
         330   Worthington Industries, Inc..................             6,775
                                                                 -------------
                                                                     1,243,618
                                                                 =============
MISCELLANEOUS - 3.1%
      11,688   Standard & Poor's
                 Depositary Receipts .......................         1,338,627
                                                                 =============

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
EQUITY INDEX FUND (Continued)

--------------------------------------------------------------------------------
   NUMBER OF
    SHARES                                                             VALUE
--------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES - 3.3%
       1,258   ALLTEL Corp..................................           $63,680
       3,104   AT&T Corp....................................            45,412
      10,678   AT&T Wireless Services, Inc.*................           152,909
       7,151   BellSouth Corp...............................           187,499
         593   CenturyTel, Inc..............................            17,814
       1,172   Citizens Communications Co.*.................            14,181
       4,331   Nextel Communications, Inc.,
                 Class A* ..................................           115,464
       6,989   Qwest Communications
                 International, Inc.* ......................            25,091
      13,002   SBC Communications, Inc......................           315,298
       5,627   Sprint Corp. (FON Group).....................            99,035
      10,878   Verizon Communications, Inc..................           393,675
                                                                 -------------
                                                                     1,430,058
                                                                 =============
UTILITIES - 2.7%
       2,411   AES Corp.*...................................            23,941
         506   Allegheny Energy, Inc.*......................             7,797
         655   Ameren Corp..................................            28,139
       1,543   American Electric Power Co., Inc.............            49,376
       1,624   Calpine Corp.*...............................             7,016
       1,383   CenterPoint Energy, Inc......................            15,904
         689   Cinergy Corp.................................            26,182
         580   CMS Energy Corp.*............................             5,295
       1,009   Consolidated Edison, Inc.....................            40,118
         647   Constellation Energy Group, Inc..............            24,521
       1,333   Dominion Resources, Inc......................            84,086
         721   DTE Energy Co................................            29,229
       3,537   Duke Energy Corp.............................            71,766
       1,543   Dynegy, Inc.*................................             6,573
       1,259   Edison International, Inc....................            32,193
       2,378   El Paso Corp.................................            18,739
         952   Entergy Corp.................................            53,322
       2,602   Exelon Corp..................................            86,621
       1,271   FirstEnergy Corp.............................            47,548
         668   FPL Group, Inc...............................            42,719
         609   KeySpan Corp.................................            22,350
         506   Kinder Morgan, Inc...........................            30,001

--------------------------------------------------------------------------------
NUMBER OF SHARES/
PRINCIPAL AMOUNT                                                       VALUE
--------------------------------------------------------------------------------
UTILITIES (Continued)
         169   NICOR, Inc...................................            $5,741
       1,050   NiSource, Inc................................            21,651
         141   Peoples Energy Corp..........................             5,943
       1,645   PG&E Corp.*..................................            45,961
         357   Pinnacle West Capital Corp...................            14,419
         685   PPL Corp.....................................            31,441
         944   Progress Energy, Inc.........................            41,583
         990   Public Service Enterprise
                 Group, Inc. ...............................            39,630
         866   Sempra Energy Co.............................            29,816
       2,906   Southern Co..................................            84,710
         737   Teco Energy, Inc.............................             8,837
       1,248   TXU Corp.....................................            50,556
       2,134   Williams Companies, Inc......................            25,395
       1,542   Xcel Energy, Inc.............................            25,767
                                                                 -------------
                                                                     1,184,886
                                                                 =============

TOTAL COMMON STOCKS
(Cost $37,987,097) - 99.9%..................................        43,274,596
                                                                 =============
U.S. GOVERNMENT AGENCIES
(Cost $22,000) - 0.0%
               Federal Home Loan Bank
$22,000        1.20%, 07/01/04..............................            22,000
                                                                 =============
TOTAL INVESTMENTS
(Cost $38,009,097) - 99.9%..................................        43,296,596
Other assets less liabilities - 0.1%........................            63,506
                                                                 -------------
TOTAL NET ASSETS - 100.0%
(equivalent to $7.83 per share;
unlimited shares of $1.00 par value
capital shares authorized;
5,538,627 shares outstanding)...............................       $43,360,102
                                                                 =============

*Non-income producing security

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
JUNE 30, 2004

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SMALLCAP FUND(1)

OBJECTIVE:
The UMB Scout Small Cap Fund seeks long-term growth of capital by investing in smaller companies located anywhere in the United States.

We are proud to report the best fiscal year ever for investors in the UMB Scout Small Cap Fund. Over the past fiscal year, the Fund returned 39.64% (including price change and reinvested distributions), ending the year with a value of $14.88 per share as of June 30, 2004. During the comparable one-year period, the Fund's benchmarks, the Russell 2000/R Index and Lipper Small-Cap Core Funds Index, returned 33.37% and 32.80%, respectively. (Please see the accompanying tables for the Fund's longer-term performance and other important performance-related information.)

The Fund's philosophy of stock selection paid off handsomely as stock investors favored companies with strong balance sheets that generate significant free cash flow. Three of the Fund's holdings were acquired for cash in recent months including Tom Brown, Inc., ISCO, Inc. and BHA Group Holdings, Inc. A number of other stocks performed especially well over the last year, providing returns in excess of 100%, including Helen of Troy Ltd., RC2 Corp., Swift Energy Co. and Layne Christensen Co. Thus, stock selection proved to be a key differentiator for the Fund from its peers.(2)

The past year in the stock market conformed to prior historic cycles. The stock market finished 2003 with strong gains and, as is normal, it has undergone a slight correction through the midpoint of an election year. The pillars of the stock market, which include stock valuations, rate of change in the growth of the money supply and investor sentiment, were neutral overall as of June 30, 2004. Stock valuations remained favorable relative to the level of interest rates. However, investor sentiment was overly optimistic and the rate of change in the growth of the money supply has slowed. A little more time may be necessary for the pillars of the stock market to strengthen.

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

We continue to believe that performance of the Fund will depend more on selecting the right equity securities as opposed to weighting the right sectors. Therefore, we have remained focused on adding stocks of companies with the potential for cash flow growth whose stock charts are exhibiting favorable trends.

On behalf of the team, I want to thank you for your continued support and investment in the UMB Scout Small Cap Fund.

DAVID R. BAGBY, CFA
Scout Investment Advisors, Inc.

(1) Due to the limited focus of this Fund, the UMB Scout Small Cap Fund is more susceptible to market volatility because smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Additionally, smaller company stocks tend to be sold less often and in smaller amounts than larger company stocks.
(2) Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor.

--------------------------------------------------------------------------------
HYPOTHETICAL GROWTH OF $10,000
--------------------------------------------------------------------------------
UMB SCOUT SMALL CAP FUND (UMBHX)
as of June 30, 2004


                                       RUSSELL
                       UMB SCOUT        2000/R     LIPPER SMALL-CAP
                    SMALL CAP FUND     INDEX(3)   CORE FUNDS INDEX(3)
                    --------------     --------   -------------------
          6/30/94       10,000          10,000          10,000
          9/30/94       10,301          10,695          10,630
         12/31/94       10,198          10,497          10,505
          3/31/95       10,786          10,982          11,270
          6/30/95       11,398          12,011          12,060
          9/30/95       12,090          13,197          13,375
         12/31/95       12,234          13,484          13,735
          3/31/96       12,778          14,172          14,685
          6/30/96       13,168          14,881          15,661
          9/30/96       13,257          14,931          15,758
         12/31/96       13,769          15,709          16,306
          3/31/97       13,848          14,897          15,415
          6/30/97       15,186          17,311          18,028
          9/30/97       17,069          19,888          21,050
         12/31/97       16,938          19,222          19,931
          3/31/98       18,064          21,155          22,101
          6/30/98       17,375          20,169          21,080
          9/30/98       15,011          16,106          16,442
         12/31/98       16,315          18,733          19,207
          3/31/99       15,285          17,716          17,585
          6/30/99       18,069          20,472          20,269
          9/30/99       16,800          19,177          19,404
         12/31/99       16,521          22,714          23,082
          3/31/00       16,889          24,323          25,463
          6/30/00       16,521          23,404          25,056
          9/30/00       18,591          23,663          25,760
         12/31/00       20,126          22,028          24,683
          3/31/01       20,456          20,595          22,806
          6/30/01       22,101          23,538          26,309
          9/30/01       20,422          18,645          21,707
         12/31/01       22,414          22,576          26,442
          3/31/02       23,113          23,476          27,385
          6/30/02       22,251          21,515          25,009
          9/30/02       18,972          16,911          20,187
         12/31/02       19,800          17,952          21,356
          3/31/03       20,280          17,146          20,254
          6/30/03       22,721          21,162          24,418
          9/30/03       23,681          23,083          26,201
         12/31/03       27,356          26,435          30,092
          3/31/04       28,764          28,090          31,928
          6/30/04       31,727          28,223          32,427


(3) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

     Performance returns for the UMB Scout Small Cap Fund, Russell 2000/R Index and Lipper Small-Cap Core Funds Index assume dividends were reinvested for the entire period.

  For illustrative purposes only; may not represent your returns.

--------------------------------------------------------------------------------
JUNE 30, 2004

--------------------------------------------------------------------------------
FUND DIVERSIFICATION
--------------------------------------------------------------------------------
UMB SCOUT SMALL CAP FUND (UMBHX)

[PIE CHART]

Industrials................................................................28%
Information Technology.....................................................20%
Consumer Discretionary.....................................................16%
Health Care................................................................15%
Energy......................................................................4%
Miscellaneous...............................................................4%
Materials...................................................................3%
-------------------------------------------------------------------------------
Based on total investments as of June 30, 2004.
Subject to change.

--------------------------------------------------------------------------------
COMPARATIVE RATES OF RETURN
--------------------------------------------------------------------------------
UMB SCOUT SMALL CAP FUND (UMBHX)
as of June 30, 2004
                                              1 YEAR  3 YEARS  5 YEARS10 YEARS
--------------------------------------------------------------------------------
UMB SCOUT SMALL CAP FUND                      39.64%   12.81%   11.92%  12.24%
Russell 2000/R Index(1)                       33.37%    6.24%    6.63%  10.93%
Lipper Small-Cap Core Funds Index(1)          32.80%    7.22%    9.85%  12.48%
--------------------------------------------------------------------------------

     Returns for periods greater than one year are compounded average annual rates of return.
     The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-800-996-2862.

     Beginning with shares purchased after January 1, 2004, a redemption fee of 2% will be imposed on redemptions or exchanges made within two months of purchase of shares in the UMB Scout WorldWide Fund, UMB Scout WorldWide Select Fund and the UMB Scout Small Cap Fund. Please see the prospectus for more information about the fee and which accounts it applies to.

     The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     Prior to July 2, 2001, the Fund was known as the UMB Scout Regional Fund and was managed in accordance with a different investment objective and strategy.

(1) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS
--------------------------------------------------------------------------------
UMB SCOUT SMALL CAP FUND (UMBHX)
                                                         MARKET      PERCENT
                                                     VALUE (000'S)  OF TOTAL
--------------------------------------------------------------------------------
Helen of Troy Ltd...................................  $ 4,406         3.9%
iShares Russell 2000 Growth.........................    4,344         3.8%
BHA Group Holdings, Inc.............................    3,603         3.2%
Layne Christensen Co................................    3,509         3.1%
Universal Electronics, Inc..........................    3,506         3.1%
Serologicals Corp...................................    3,398         3.0%
RC2 Corp............................................    3,266         2.9%
Teledyne Technologies, Inc..........................    3,203         2.8%
Microsemi Corp......................................    3,183         2.8%
LabOne, Inc.........................................    3,178         2.8%
--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS TOTAL.......................  $35,596        31.4%
--------------------------------------------------------------------------------

Based on total investments as of June 30, 2004. Subject to change.

--------------------------------------------------------------------------------
HISTORICAL PER-SHARE RECORD
--------------------------------------------------------------------------------
UMB SCOUT SMALL CAP FUND (UMBHX)
                                      INCOME &                    CUMULATIVE(2)
                          NET        SHORT-TERM      LONG-TERM      VALUE PER
                         ASSET          GAINS          GAINS       SHARE PLUS
                         VALUE      DISTRIBUTION   DISTRIBUTION   DISTRIBUTIONS
--------------------------------------------------------------------------------
12/31/86.............. $ 10.00         $ 0.08         $    -        $ 10.08
12/31/87..............    9.87           0.63              -          10.58
12/31/88..............    8.67           0.72              -          10.10
12/31/89..............    8.32           0.60              -          10.36
12/31/90..............    7.61           0.64              -          10.28
12/31/913.............    8.30           0.29              -          11.26
12/31/92..............    9.09           0.12              -          12.17
12/31/93..............    9.49           0.14              -          12.70
12/31/94..............    9.20           0.20           0.15          12.77
12/31/95..............   10.11           0.33           0.57          14.57
12/31/96..............   10.43           0.23           0.69          15.81
12/31/97..............   11.89           0.26           0.63          18.16
12/31/98..............   10.46           0.24           0.74          17.71
12/31/99..............    9.87           0.16           0.56          17.84
12/31/00..............   11.59           0.17           0.23          19.97
12/31/01(3)...........   10.89           0.89           1.07          21.22
12/31/02..............    9.49           0.03           0.11          19.95
12/31/03..............   12.83              -           0.28          23.57
06/30/04(4)...........   14.88              -              -          25.62
--------------------------------------------------------------------------------

(2)  Does not assume any compounding of reinvested distributions.

(3)  The Fund's objective changed in 1991 and was modified in 2001.

(4)  Six months only. Distributions typically occur in June and December.

     Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
SMALL CAP FUND

--------------------------------------------------------------------------------
   NUMBER OF
    SHARES                                                             VALUE
--------------------------------------------------------------------------------

COMMON STOCKS - 94.7%
CONSUMER DISCRETIONARY - 16.5%
      60,000   Brown Shoe Company, Inc......................        $2,455,800
     100,000   Claire's Stores, Inc.........................         2,170,000
     105,000   Flexsteel Industries, Inc....................         2,457,000
     119,500   Helen of Troy Ltd.*..........................         4,405,965
      71,000   Kellwood Co..................................         3,092,050
      92,000   RC2 Corp.*...................................         3,266,000
                                                                 -------------
                                                                    17,846,815
                                                                 =============
ENERGY - 4.4%
      65,000   St. Mary Land & Exploration Co...............         2,317,250
     112,500   Swift Energy Co.*............................         2,481,750
                                                                 -------------
                                                                     4,799,000
                                                                 =============
HEALTH CARE - 15.3%
      50,000   Covance, Inc.*...............................         1,929,000
      80,000   Datascope Corp...............................         3,175,200
      48,800   IDEXX Laboratories, Inc.*....................         3,071,472
     100,000   LabOne, Inc.*................................         3,178,000
     132,500   Mediware Information
                 Systems, Inc.* ............................         1,755,625
     170,000   Serologicals Corp.*..........................         3,398,300
                                                                 -------------
                                                                    16,507,597
                                                                 =============
INDUSTRIALS - 29.8%
      95,200   BHA Group Holdings, Inc......................         3,603,320
      57,000   CLARCOR, Inc.................................         2,610,600
      36,000   Curtiss-Wright Corp..........................         2,022,840
      62,500   Franklin Electric Co., Inc...................         2,360,000
      95,000   Gardner Denver, Inc.*........................         2,650,500
      38,000   Genlyte Group, Inc.*.........................         2,389,440
      40,000   Heartland Express, Inc.......................         1,094,400
     120,500   Herley Industries, Inc.*.....................         2,354,570
     190,000   Kansas City Southern*........................         2,945,000
      30,000   Kennametal, Inc..............................         1,374,000
      56,000   Lawson Products, Inc.........................         2,136,400
     212,000   Layne Christensen Co.*.......................         3,508,600
     160,000   Teledyne Technologies, Inc.*.................         3,203,200
                                                                 -------------
                                                                    32,252,870
                                                                 =============

--------------------------------------------------------------------------------
NUMBER OF SHARES/
PRINCIPAL AMOUNT                                                       VALUE
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY - 21.0%
      60,000   Acxiom Corp..................................        $1,489,800
      91,500   Anixter International, Inc...................         3,113,745
      62,000   ANSYS, Inc.*.................................         2,914,000
     224,000   Microsemi Corp.*.............................         3,183,040
     200,000   MSC.Software Corp.*..........................         1,790,000
     160,000   SBS Technologies, Inc.*......................         2,571,200
     120,000   THQ, Inc.*...................................         2,748,000
     200,000   Universal Electronics, Inc.*.................         3,506,000
      33,000   Varian, Inc.*................................         1,390,950
                                                                 -------------
                                                                    22,706,735
                                                                 =============
MATERIALS - 3.7%
      57,000   Albemarle Corp...............................         1,804,050
      30,000   Ball Corp....................................         2,161,500
                                                                 -------------
                                                                     3,965,550
                                                                 =============
MISCELLANEOUS - 4.0%
      69,500   iShares Russell 2000 Growth..................         4,343,750
                                                                 =============
TOTAL COMMON STOCK
(Cost $80,094,053) - 94.7%..................................       102,422,317
                                                                 =============
U.S. GOVERNMENT AGENCIES
(Cost $11,714,000) - 10.8%
               Federal Home Loan Bank
 $11,714,000     1.20%, 07/01/04 ...........................        11,714,000
                                                                 =============
TOTAL INVESTMENTS
(Cost $91,808,053) - 105.5%.................................       114,136,317

Liabilities less other assets - (5.5)%......................       (5,950,610)
                                                                 -------------
TOTAL NET ASSETS - 100.0%
(equivalent to $14.88 per share;
unlimited shares of $1.00 par value
capital shares authorized;
7,271,946 shares outstanding)...............................      $108,185,707
                                                                 =============

*Non-income producing security

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
JUNE 30, 2004

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WORLDWIDE FUND(1)
WORLDWIDE SELECT FUND(1)

OBJECTIVE:
The UMB Scout WorldWide and WorldWide Select Funds seek long-term growth of capital and income by investing in a diversified portfolio of equity securities of established companies either located outside the United States, or whose principal business is carried on outside the United States.

In last year's Annual Report, we reported our belief that the market created a bottom and that the seemingly endless bear market appeared to be over. Since last year's report, we have seen rising stock markets around the world, with most doing better than our market as measured by the S&P 500/R Index.

The driver behind the rising markets was a global recovery, mainly fueled by our stronger economy and China's growth. China's growth helped pull Japan's economy out of its doldrums as China's demand for Japanese equipment increased. Also, China's imports of raw materials pushed prices higher for both metals and crude oil.

With economic growth remaining strong in the first half of 2004, stocks continued to appreciate until spring, when rising crude oil prices and fears of the Fed raising interest rates cooled investor enthusiasm. During the second quarter of 2004, the stock market tended to trade sideways.

Currency also impacted the Funds' performance during the fiscal year. The U.S. dollar had been weak until March of 2004, when the prospect of higher U.S. interest rates made the U.S. dollar look more attractive. Stronger foreign currencies, especially the Euro, had helped boost the Funds' returns until the U.S. dollar regained some strength.

The countries that contributed the most to performance during the fiscal year were the United Kingdom, Canada, Austria and Denmark. In all of these cases, stock selection drove the outperformance. The UK underperformed as a country, but the Funds were less affected due to our underweighting. Yet the UK stocks owned by the Funds did outperform the benchmark. In Canada and Austria, the Funds held securities in the best performing sector, Energy.(2)

While the Funds were equally weighted to the benchmark in the Health Care sector, a couple of big winners, Nobel Biocare Holding A.G. and Novo-Nordisk A.S., helped make it the best performing sector for the Funds over the last six months. One of our most heavily overweighted sectors was Energy with some of the Funds' best winners, OMV A.G., Technip S.A. and Norsk Hydro A.S.A.(2)

Not every investment strategy for the Funds, including our overweight in Technology and our underweight in Japan, provided the positive return we seek. While we slightly raised our Japanese exposure, we did not own Japanese financial stocks, which performed well. In addition, the investments in Brazil have not provided the return anticipated, though these stocks have been improving lately. The Brazil holdings were partly hampered due to the disappointing treatment of minority shareholders in Companhia de Bebidas das Americas S.A., one of the Funds' holdings. This did not speak well of Brazil's attitude toward shareholders.(2)

We have introduced several new companies to the Funds - Tesco PLC, HSBC Holdings PLC and WPP Group PLC. Tesco PLC is a major UK and European retailer. HSBC Holdings PLC is one of the largest banks around the world with about a third of their business in Europe, Asia and the United States. WPP Group PLC is a major UK-based worldwide advertising agency.(2)

The UMB Scout WorldWide Fund ended June 30, 2004, at $21.33 per share and had a total return (including price change and reinvested distributions) of 25.81% for the fiscal year. The UMB Scout WorldWide Select Fund ended June 30, 2004, at $10.48 per share and had a total return (including price change and reinvested distributions)

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT
of 29.49% for the fiscal year. (Please see the accompanying tables for the Funds' longer-term performance and other important performance-related information.)

Thank you for your continued support of the UMB Scout Funds' family.

JAMES L. MOFFETT, CFA
Scout Investment Advisors, Inc.

(1) Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risk.

(2) Portfolio composition will change due to ongoing management of the Funds. References to specific securities or sectors should not be construed as a recommendation by the Funds, its Advisor or Distributor.

--------------------------------------------------------------------------------
HYPOTHETICAL GROWTH OF $10,000
--------------------------------------------------------------------------------
UMB SCOUT WORLDWIDE FUND (UMBWX)
as of June 30, 2004


                                     MSCI EAFE
                       UMB SCOUT     INDEX-U.S.
                    WORLDWIDE FUND   DOLLARS(3)
                    --------------   ----------

          6/30/94       10,000          10,000
          9/30/94       10,453          10,010
         12/31/94       10,362           9,908
          3/31/95       10,544          10,092
          6/30/95       11,212          10,165
          9/30/95       11,668          10,589
         12/31/95       11,881          11,018
          3/31/96       12,373          11,336
          6/30/96       12,865          11,516
          9/30/96       13,115          11,501
         12/31/96       14,062          11,684
          3/31/97       14,435          11,501
          6/30/97       16,262          12,994
          9/30/97       17,116          12,902
         12/31/97       16,642          11,892
          3/31/98       18,980          13,641
          6/30/98       19,554          13,786
          9/30/98       16,971          11,827
         12/31/98       19,632          14,270
          3/31/99       20,192          14,469
          6/30/99       21,685          14,836
          9/30/99       22,228          15,487
         12/31/99       25,802          18,118
          3/31/00       26,214          18,099
          6/30/00       25,892          17,382
          9/30/00       24,546          15,980
         12/31/00       23,694          15,551
          3/31/01       21,441          13,419
          6/30/01       22,030          13,279
          9/30/01       19,183          11,420
         12/31/01       21,087          12,217
          3/31/02       21,019          12,279
          6/30/02       20,162          12,018
          9/30/02       16,612           9,647
         12/31/02       17,744          10,269
          3/31/03       17,015           9,426
          6/30/03       19,580          11,242
          9/30/03       20,703          12,156
         12/31/03       23,617          14,232
          3/31/04       24,685          14,849
          6/30/04       24,633          14,882

(3) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

     Performance returns for the UMB Scout WorldWide Fund and MSCI EAFE Index-U.S. Dollars assume dividends were reinvested for the entire period.

     For illustrative purposes only; may not represent your returns.

--------------------------------------------------------------------------------
HYPOTHETICAL GROWTH OF $10,000
--------------------------------------------------------------------------------
UMB SCOUT WORLDWIDE SELECT FUND (UWWSX)
as of June 30, 2004

                       UMB SCOUT      MSCI EAFE
                       WORLDWIDE      INDEX-U.S.
                      SELECT FUND     DOLLARS(3)
                    --------------    ----------

          5/17/99       10,000          10,000
          6/30/99       10,200          10,069
          9/30/99       10,340          10,511
         12/31/99       12,089          12,297
          3/31/00       12,180          12,284
          6/30/00       12,049          11,797
          9/30/00       11,330          10,846
         12/31/00       10,924          10,555
          3/31/01        9,717           9,108
          6/30/01        9,968           9,013
          9/30/01        8,428           7,751
         12/31/01        9,435           8,291
          3/31/02        9,302           8,333
          6/30/02        8,883           8,157
          9/30/02        7,117           6,547
         12/31/02        7,617           6,970
          3/31/03        7,297           6,397
          6/30/03        8,484           7,630
          9/30/03        9,087           8,250
         12/31/03       10,471           9,659
          3/31/04       11,002          10,078
          6/30/04       10,986          10,100

(3) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

     Performance returns for the UMB Scout WorldWide Select Fund and MSCI EAFE Index-U.S. Dollars assume dividends were reinvested for the entire period.

     For illustrative purposes only; may not represent your returns.

--------------------------------------------------------------------------------
COUNTRY DIVERSIFICATION
--------------------------------------------------------------------------------
UMB SCOUT WORLDWIDE FUND (UMBWX)
as of June 30, 2004

AUSTRALIA                7%
AUSTRIA                  2%
BELGIUM                  1%
BRAZIL                   4%
CANADA                   7%
CHILE                    2%
DENMARK                  2%
FINLAND                  1%
FRANCE                   3%
GERMANY                  6%
GREECE                   3%
HONG KONG                2%
IRELAND                  1%
ITALY                    4%
JAPAN                   14%
NETHERLANDS              4%
NORWAY                   2%
PORTUGAL                 2%
SINGAPORE                1%
SOUTH KOREA              2%
SPAIN                    3%
SWEDEN                   4%
SWITZERLAND              6%
TAIWAN                   2%
UNITED KINGDOM          14%
UNITED STATES            1%


Based on total investments as of June 30, 2004.
Subject to change.

--------------------------------------------------------------------------------
COUNTRY DIVERSIFICATION
--------------------------------------------------------------------------------
UMB SCOUT WORLDWIDE SELECT FUND (UWWSX)
as of June 30, 2004

AUSTRALIA                7%
AUSTRIA                  2%
BELGIUM                  1%
BRAZIL                   4%
CANADA                   7%
CHILE                    1%
DENMARK                  2%
FINLAND                  1%
FRANCE                   3%
GERMANY                  6%
GREECE                   3%
HONG KONG                2%
IRELAND                  1%
ITALY                    4%
JAPAN                   15%
NETHERLANDS              4%
NORWAY                   2%
PORTUGAL                 2%
SINGAPORE                1%
SOUTH KOREA              2%
SPAIN                    3%
SWEDEN                   4%
SWITZERLAND              6%
TAIWAN                   2%
UNITED KINGDOM          14%
UNITED STATES            1%

Based on total investments as of June 30, 2004.
Subject to change.
--------------------------------------------------------------------------------
JUNE 30, 2004

--------------------------------------------------------------------------------
COMPARATIVE RATES OF RETURN
--------------------------------------------------------------------------------
UMB SCOUT WORLDWIDE FUND (UMBWX)
as of June 30, 2004
                                              1 YEAR  3 YEARS  5 YEARS10 YEARS
--------------------------------------------------------------------------------
UMB SCOUT WORLDWIDE FUND                      25.81%    3.79%    2.58%   9.43%
MSCI EAFE Index-U.S. Dollars(1)               32.37%    3.87%    0.06%   4.06%
Lipper Global Funds Index(1)                  24.14%    1.03%    0.87%   7.22%
Lipper International Funds Index(1)           29.36%    3.93%    1.54%   5.73%
--------------------------------------------------------------------------------
     Returns for periods greater than one year are compounded average annual rates of return.

     The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-800-996-2862.

     Beginning with shares purchased after January 1, 2004, a redemption fee of 2% will be imposed on redemptions or exchanges made within two months of purchase of shares in the UMB Scout WorldWide Fund, UMB Scout WorldWide Select Fund and the UMB Scout Small Cap Fund. Please see the prospectus for more information about the fee and which accounts it applies to.

     The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS
--------------------------------------------------------------------------------
UMB SCOUT WORLDWIDE FUND (UMBWX)
                                                         MARKET      PERCENT
                                                     VALUE (000'S)  OF TOTAL
--------------------------------------------------------------------------------
Canon, Inc..........................................$   21,910        3.0%
Novo-Nordisk A.S....................................   14,959         2.1%
OMV A.G.............................................   14,173         2.0%
Imperial Chemical Industries PLC....................   12,651         1.7%
SAP A.G.............................................   12,643         1.7%
Magna International, Inc............................   12,239         1.7%
BHP Billiton Ltd....................................   11,949         1.7%
Electrolux A.B......................................   11,733         1.6%
Coles Myer Ltd......................................   11,729         1.6%
Portugal Telecom, SPGS, S.A.........................   11,297         1.6%
--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS TOTAL....................... $135,283        18.7%
--------------------------------------------------------------------------------

Based on total investments as of June 30, 2004. Subject to change.

--------------------------------------------------------------------------------
HISTORICAL PER-SHARE RECORD
--------------------------------------------------------------------------------
UMB SCOUT WORLDWIDE FUND (UMBWX)
                                      INCOME &                    CUMULATIVE(2)
                          NET        SHORT-TERM      LONG-TERM      VALUE PER
                         ASSET          GAINS          GAINS       SHARE PLUS
                         VALUE      DISTRIBUTION   DISTRIBUTION   DISTRIBUTIONS
--------------------------------------------------------------------------------
12/31/93.............. $ 10.68         $ 0.03         $    -        $ 10.71
12/31/94..............   10.84           0.24              -          11.11
12/31/95..............   12.08           0.30           0.04          12.69
12/31/96..............   13.94           0.24           0.10          14.89
12/31/97..............   16.02           0.31           0.16          17.44
12/31/98..............   18.56           0.31           0.02          20.31
12/31/99..............   23.77           0.45           0.12          26.09
12/31/00..............   21.24           0.05           0.56          24.17
12/31/01..............   18.67           0.23           0.01          21.84
12/31/02..............   15.58           0.14              -          18.88
12/31/03..............   20.58           0.14              -          24.02
06/30/04(3)...........   21.33           0.13              -          24.90
--------------------------------------------------------------------------------

(2)  Does not assume any compounding of reinvested distributions.

(3)  Six months only. Distributions typically occur in June and December.

     Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
COMPARATIVE RATES OF RETURN
--------------------------------------------------------------------------------
UMB SCOUT WORLDWIDE SELECT FUND (UWWSX)
as of June 30, 2004
                                                                         SINCE
                                              1 YEAR  3 YEARS  5 YEARS INCEPTION
--------------------------------------------------------------------------------
UMB SCOUT WORLDWIDE SELECT FUND               29.49%    3.29%    1.50%   1.85%
MSCI EAFE Index-U.S. Dollars(1)               32.37%    3.87%    0.06%   0.19%
Lipper Global Funds Index(1)                  24.14%    1.03%    0.87%   1.23%
Lipper International Funds Index(1)           29.36%    3.93%    1.54%   1.82%
--------------------------------------------------------------------------------

     Inception - May 17, 1999.

     Returns for periods greater than one year are compounded average annual rates of return.

     The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-800-996-2862.

     Beginning with shares purchased after January 1, 2004, a redemption fee of 2% will be imposed on redemptions or exchanges made within two months of purchase of shares in the UMB Scout WorldWide Fund, UMB Scout WorldWide Select Fund and the UMB Scout Small Cap Fund. Please see the prospectus for more information about the fee and which accounts it applies to.

     The performance shown in the above table and in the graph on page 21 does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS
--------------------------------------------------------------------------------
UMB SCOUT WORLDWIDE SELECT FUND (UWWSX)
                                                         MARKET      PERCENT
                                                     VALUE (000'S)  OF TOTAL
--------------------------------------------------------------------------------
Canon, Inc..........................................$   2,366         3.4%
Novo-Nordisk A.S....................................    1,621         2.3%
OMV A.G.............................................    1,499         2.2%
Imperial Chemical Industries PLC....................    1,347         1.9%
Magna International, Inc............................    1,318         1.9%
BHP Billiton Ltd....................................    1,290         1.9%
Electrolux A.B......................................    1,278         1.8%
Coles Myer Ltd......................................    1,267         1.8%
SAP A.G.............................................    1,225         1.8%
Nobel Biocare Holding A.G...........................    1,221         1.8%
--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS TOTAL.......................  $14,432        20.8%
--------------------------------------------------------------------------------

Based on total investments as of June 30, 2004. Subject to change.

--------------------------------------------------------------------------------
HISTORICAL PER-SHARE RECORD
--------------------------------------------------------------------------------
UMB SCOUT WORLDWIDE SELECT FUND (UWWSX)
                                      INCOME &                    CUMULATIVE(2)
                          NET        SHORT-TERM      LONG-TERM      VALUE PER
                         ASSET          GAINS          GAINS       SHARE PLUS
                         VALUE      DISTRIBUTION   DISTRIBUTION   DISTRIBUTIONS
--------------------------------------------------------------------------------
12/31/99.............. $ 12.00         $ 0.08         $    -        $ 12.08
12/31/00..............   10.77           0.08              -          10.93
12/31/01..............    9.23           0.07              -           9.47
12/31/02..............    7.38           0.08              -           7.69
12/31/03..............   10.06           0.07              -          10.44
06/30/04(3)...........   10.48           0.07              -          10.94
--------------------------------------------------------------------------------

(2)  Does not assume any compounding of reinvested distributions.

(3)  Six months only. Distributions typically occur in June and December.

     Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

--------------------------------------------------------------------------------
JUNE 30, 2004

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 2004

WORLDWIDE FUND

--------------------------------------------------------------------------------
   NUMBER OF
    SHARES                                                             VALUE
--------------------------------------------------------------------------------

COMMON STOCKS (ADR'S) - 84.7%
AUSTRALIA - 6.0%
     682,032   BHP Billiton Ltd.............................       $11,949,201
     752,500   Coca-Cola Amatil Ltd.........................         7,265,312
     245,380   Coles Myer Ltd...............................        11,729,164
     461,800   Commonwealth Bank
                 of Australia1 .............................        10,480,978
     120,000   CSL Ltd.(1)..................................         1,864,159
                                                                 -------------
                                                                    43,288,814
                                                                 =============
AUSTRIA - 2.0%
      72,800   OMV A.G.(1)..................................        14,172,926
                                                                 =============
BELGIUM - 1.0%
      88,700   Solvay S.A.(1)...............................         7,241,477
                                                                 =============
BRAZIL - 3.2%
     326,900   Aracruz Celulose S.A.........................        10,676,554
     197,600   Companhia de Bebidas das
                 Americas S.A. .............................         3,965,832
     301,900   Empresa Brasileira de
                 Aeronautica S.A. ..........................         8,631,321
                                                                 -------------
                                                                    23,273,707
                                                                 =============
CANADA - 6.2%
     254,000   EnCana Corp..................................        10,962,640
     236,000   Imperial Oil Ltd.............................        11,049,520
     143,700   Magna International, Inc.....................        12,238,929
     106,500   Potash Corp. of Saskatchewan, Inc............        10,319,850
                                                                 -------------
                                                                    44,570,939
                                                                 =============
CHILE - 1.4%
     250,700   Sociedad Quimica Y Minera de
                 Chile S.A. ................................        10,253,630
                                                                 =============
DENMARK - 2.1%
     288,000   Novo-Nordisk A.S.............................        14,958,720
                                                                 =============
FINLAND - 1.0%
     499,650   Nokia Corp...................................         7,264,911
                                                                 =============
--------------------------------------------------------------------------------
   NUMBER OF
    SHARES                                                             VALUE
--------------------------------------------------------------------------------

FRANCE - 2.6%
     260,250   Technip S.A..................................        $8,908,358
     100,835   Total S.A....................................         9,688,227
                                                                 -------------
                                                                    18,596,585
                                                                 =============
GERMANY - 5.1%
     105,900   Bayer A.G....................................         3,092,280
      53,000   Fresenius Medical Care A.G...................         1,327,120
     135,000   Fresenius Medical Care A.G. Pfd..............         2,406,375
     116,800   Henkel KGaA Pfd..............................         9,975,736
     302,380   SAP A.G......................................        12,642,508
     106,700   Siemens A.G..................................         7,737,884
                                                                 -------------
                                                                    37,181,903
                                                                 =============
GREECE - 2.2%
     313,000   Coca-Cola Hellenic
                 Bottling Co. S.A.(1) ......................         7,311,838
     554,400   Cosmote Mobile
                 Telecommunications S.A.(1) ................         8,701,497
                                                                 -------------
                                                                    16,013,335
                                                                 =============
HONG KONG - 1.4%
   1,906,620   CLP Holdings Ltd.............................        10,437,791
                                                                 =============
IRELAND - 0.8%
     178,200   Ryanair Holdings PLC*........................         5,841,396
                                                                 =============
ITALY - 3.3%
     442,700   Luxottica Group S.p.A........................         7,481,630
     894,000   Saipem S.p.A.(1).............................         8,136,172
     269,635   Telecom Italia S.p.A.........................         8,436,879
                                                                 -------------
                                                                    24,054,681
                                                                 =============
JAPAN - 12.2%
     410,300   Canon, Inc...................................        21,910,020
     127,600   Hitachi Ltd..................................         8,879,684
     305,600   Komatsu Ltd..................................         7,405,085
     362,300   Kubota Corp..................................         9,709,640
     129,700   Kyocera Corp.................................        11,128,260
     209,300   Meitec Corp.(1)..............................         8,286,450
     815,000   Minebea Co., Ltd.(1).........................         3,794,345
     267,200   Pioneer Corp.................................         6,965,904
     123,200   Toyota Motor Corp............................        10,055,584
                                                                 -------------
                                                                    88,134,972
                                                                 =============

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 2004
WORLDWIDE FUND (Continued)

--------------------------------------------------------------------------------
   NUMBER OF
    SHARES                                                             VALUE
--------------------------------------------------------------------------------

NETHERLANDS - 3.5%
     702,895   Aegon N.V....................................        $8,519,088
     114,300   Akzo Nobel N.V...............................         4,257,675
     212,100   ASML Holding N.V.*...........................         3,629,031
     393,500   STMicroelectronics N.V.......................         8,660,935
                                                                 -------------
                                                                    25,066,729
                                                                 =============
NORWAY - 1.5%
     152,355   Norsk Hydro A.S.A............................         9,971,635
     163,755   Yara International A.S.A.*...................         1,322,993
                                                                 -------------
                                                                    11,294,628
                                                                 =============
PORTUGAL - 1.5%
   1,042,160   Portugal Telecom, SGPS, S.A..................        11,297,015
                                                                 =============
SINGAPORE - 1.1%
     485,200   Flextronics International Ltd.*..............         7,738,940
                                                                 =============
SOUTH KOREA - 1.3%
      45,300   Samsung Electronics Co., Ltd.................         9,350,110
                                                                 =============
SPAIN - 2.2%
     478,600   Repsol YPF S.A...............................        10,462,196
     130,742   Telefonica S.A...............................         5,835,016
                                                                 -------------
                                                                    16,297,212
                                                                 =============
SWEDEN - 3.8%
     305,600   Electrolux A.B...............................        11,732,901
     207,500   Sandvik A.B..................................         7,079,236
     224,800   Svenska Cellulosa A.B.(1)....................         8,534,820
                                                                 -------------
                                                                    27,346,957
                                                                 =============
SWITZERLAND - 4.9%
     222,300   Mettler-Toledo
                 International, Inc.* ......................        10,923,822
     113,400   Nestle S.A...................................         7,560,605
      68,800   Nobel Biocare Holding A.G.(1)................        10,767,167
     137,026   Novartis A.G.................................         6,097,657
                                                                 -------------
                                                                    35,349,251
                                                                 =============

--------------------------------------------------------------------------------
NUMBER OF SHARES/
PRINCIPAL AMOUNT                                                       VALUE
--------------------------------------------------------------------------------
TAIWAN - 1.3%
   1,157,669   Taiwan Semiconductor
                 Manufacturing Co., Ltd. ...................        $9,620,226
                                                                 =============
UNITED KINGDOM - 12.2%
     100,000   BP PLC.......................................         5,357,000
     257,472   Cadbury Schweppes PLC........................         9,032,118
     138,900   HSBC Holdings PLC............................        10,404,999
     746,400   Imperial Chemical Industries PLC.............        12,651,480
   2,907,900   ITV PLC1.....................................         6,091,085
     275,249   ITV PLC - Convertible Shares*(1).............           309,493
     336,950   Royal Bank of Scotland
                 Group PLC1 ................................         9,703,964
     118,500   Smith & Nephew PLC...........................         6,549,495
     574,200   Tesco PLC....................................         8,317,459
     465,400   Vodafone Group PLC...........................        10,285,340
     188,400   WPP Group PLC................................         9,651,732
                                                                 -------------
                                                                    88,354,165
                                                                 =============
UNITED STATES - 0.9%
     163,000   AFLAC, Inc...................................         6,652,030
                                                                 =============
TOTAL COMMON STOCKS (ADR'S)
(Cost $474,230,460) - 84.7%.................................       613,653,050
                                                                 =============
U.S. GOVERNMENT AGENCIES
(Cost $109,629,000) - 15.1%
               Federal Home Loan Bank
$109,629,000   1.20%, 07/01/04..............................       109,629,000
                                                                 =============
TOTAL INVESTMENTS
(Cost $583,859,230) - 99.8%.................................       723,282,050
Other assets less liabilities - 0.2%........................         1,117,986
                                                                 -------------
TOTAL NET ASSETS - 100.0%
(equivalent to $21.33 per share;
50,000,000 shares of $1.00 par value
capital shares authorized;
33,961,550 shares outstanding)..............................      $724,400,036
                                                                 =============
     ADR - American Depositary Receipt

*    Non-income producing security

(1)  Non ADR

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
JUNE 30, 2004

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 2004

WORLDWIDE SELECT FUND

--------------------------------------------------------------------------------
   NUMBER OF
    SHARES                                                             VALUE
--------------------------------------------------------------------------------

COMMON STOCKS (ADR'S) - 94.7%
AUSTRALIA - 6.7%
      73,644   BHP Billiton Ltd.............................        $1,290,243
      81,250   Coca-Cola Amatil Ltd.........................           784,461
      26,500   Coles Myer Ltd...............................         1,266,700
      51,000   Commonwealth Bank
                 of Australia1 .............................         1,157,492
      12,100   CSL Limited1.................................           187,969
                                                                 -------------
                                                                     4,686,865
                                                                 =============
AUSTRIA - 2.2%
       7,700   OMV A.G.1....................................         1,499,059
                                                                 =============
BELGIUM - 1.1%
       9,700   Solvay S.A.1.................................           791,909
                                                                 =============
BRAZIL - 3.5%
      35,300   Aracruz Celulose S.A.........................         1,152,898
      18,900   Companhia de Bebidas das
                 Americas S.A. .............................           379,323
      32,600   Empresa Brasileira de
                 Aeronautica S.A. ..........................           932,034
                                                                 -------------
                                                                     2,464,255
                                                                 =============
CANADA - 6.9%
      27,600   EnCana Corp..................................         1,191,216
      25,350   Imperial Oil Ltd.............................         1,186,887
      15,470   Magna International, Inc.....................         1,317,580
      11,500   Potash Corp. of Saskatchewan, Inc............         1,114,350
                                                                 -------------
                                                                     4,810,033
                                                                 =============
CHILE - 1.5%
      24,900   Sociedad Quimica Y Minera
                 de Chile S.A. .............................         1,018,410
                                                                 =============
DENMARK - 2.3%
      31,200   Novo-Nordisk A.S.............................         1,620,528
                                                                 =============
FINLAND - 1.1%
      53,950   Nokia Corp...................................           784,433
                                                                 =============
FRANCE - 2.9%
      28,100   Technip S.A..................................           961,863
      11,100   Total S.A....................................         1,066,488
                                                                 -------------
                                                                     2,028,351
                                                                 =============

--------------------------------------------------------------------------------
   NUMBER OF
    SHARES                                                             VALUE
--------------------------------------------------------------------------------

GERMANY - 5.5%
      11,200   Bayer A.G....................................          $327,040
         150   Fresenius Medical Care A.G...................             3,756
      20,600   Fresenius Medical Care A.G. Pfd..............           367,195
      12,800   Henkel KGaA Pfd..............................         1,093,231
      29,310   SAP A.G......................................         1,225,451
      11,500   Siemens A.G..................................           833,980
                                                                 -------------
                                                                     3,850,653
                                                                 =============
GREECE - 2.5%
      33,800   Coca-Cola Hellenic
                 Bottling Co. S.A.1 ........................           789,585
      60,100   Cosmote Mobile
                 Telecommunications S.A.1 ..................           943,290
                                                                 -------------
                                                                     1,732,875
                                                                 =============
HONG KONG - 1.7%
     209,280   CLP Holdings Ltd.............................         1,145,703
                                                                 =============
IRELAND - 0.9%
      18,200   Ryanair Holdings PLC*........................           596,596
                                                                 =============
ITALY - 3.7%
      47,800   Luxottica Group S.p.A........................           807,820
      90,000   Saipem S.p.A.1...............................           819,078
      29,046   Telecom Italia S.p.A.........................           908,849
                                                                 -------------
                                                                     2,535,747
                                                                 =============
JAPAN - 13.9%
      44,300   Canon, Inc...................................         2,365,620
      13,300   Hitachi Ltd..................................           925,547
      33,000   Komatsu Ltd..................................           799,633
      38,500   Kubota Corp..................................         1,031,800
      14,000   Kyocera Corp.................................         1,201,200
      27,900   Meitec Corp.(1)..............................         1,104,596
      87,400   Minebea Co., Ltd.(1).........................           406,903
      28,400   Pioneer Corp.................................           740,388
      13,300   Toyota Motor Corp............................         1,085,546
                                                                 -------------
                                                                     9,661,233
                                                                 =============
NETHERLANDS - 3.9%
      75,892   Aegon N.V....................................           919,811
      12,800   Akzo Nobel N.V...............................           476,800
      22,900   ASML Holding N.V.*...........................           391,819
      42,800   STMicroelectronics N.V.......................           942,028
                                                                 -------------
                                                                     2,730,458
                                                                 =============

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 2004

WORLDWIDE SELECT FUND (Continued)

--------------------------------------------------------------------------------
   NUMBER OF
    SHARES                                                             VALUE
--------------------------------------------------------------------------------

NORWAY - 1.7%
      16,450   Norsk Hydro A.S.A............................        $1,076,653
      16,450   Yara International A.S.A.*...................           132,901
                                                                 -------------
                                                                     1,209,554
                                                                 =============
PORTUGAL - 1.7%
     112,527   Portugal Telecom, SGPS, S.A..................         1,219,793
                                                                 =============
SINGAPORE - 1.2%
      51,300   Flextronics International Ltd.*..............           818,235
                                                                 =============
SOUTH KOREA - 1.5%
       4,900   Samsung Electronics Co., Ltd.(1).............         1,011,381
                                                                 =============
SPAIN - 2.5%
      51,100   Repsol YPF S.A...............................         1,117,046
      14,117   Telefonica S.A...............................           630,042
                                                                 -------------
                                                                     1,747,088
                                                                 =============
SWEDEN - 4.3%
      33,300   Electrolux A.B...............................         1,278,487
      22,400   Sandvik A.B..................................           764,216
      24,200   Svenska Cellulosa A.B.(1)....................           918,784
                                                                 -------------
                                                                     2,961,487
                                                                 =============
SWITZERLAND - 5.6%
      24,000   Mettler-Toledo
                 International, Inc.* ......................         1,179,360
      12,100   Nestle S.A...................................           806,731
       7,800   Nobel Biocare Holding A.G.(1)................         1,220,696
      14,800   Novartis A.G.................................           658,600
                                                                 -------------
                                                                     3,865,387
                                                                 =============
TAIWAN - 1.5%
     126,078   Taiwan Semiconductor
                 Manufacturing Co., Ltd. ...................         1,047,700
                                                                 =============

--------------------------------------------------------------------------------
NUMBER OF SHARES/
PRINCIPLE AMOUNT                                                       VALUE
--------------------------------------------------------------------------------
UNITED KINGDOM - 13.4%
      10,800   BP PLC.......................................          $578,556
      22,200   Cadbury Schweppes PLC........................           778,776
      15,000   HSBC Holdings PLC............................         1,123,650
      79,450   Imperial Chemical Industries PLC.............         1,346,678
     303,391   ITV PLC1.....................................           635,503
      28,718   ITV PLC - Convertible Shares*(1).............            32,291
      36,862   Royal Bank of Scotland
                 Group PLC1 ................................         1,061,604
      12,800   Smith & Nephew PLC...........................           707,456
      62,000   Tesco PLC....................................           898,089
      50,250   Vodafone Group PLC...........................         1,110,525
      20,500   WPP Group PLC................................         1,050,215
                                                                 -------------
                                                                     9,323,343
                                                                 =============
UNITED STATES - 1.0%
      17,600   AFLAC, Inc...................................           718,256
                                                                 =============
TOTAL COMMON STOCKS (ADR'S)
(Cost $55,864,428) - 94.7%..................................        65,879,332
                                                                 =============
U.S. GOVERNMENT AGENCIES
(Cost $3,500,000) - 5.0%
               Federal Home Loan Bank
$3,500,000     1.20%, 07/01/04..............................         3,500,000
                                                                 =============
TOTAL INVESTMENTS
(Cost $59,364,428) - 99.7%..................................        69,379,332
Assets less other liabilities - 0.3%........................           172,118
                                                                 -------------
TOTAL NET ASSETS - 100.0%
(equivalent to $10.48 per share;
10,000,000 shares of $1.00 par value
capital shares authorized;
6,634,458 shares outstanding)...............................       $69,551,450
                                                                 =============

     ADR - American Depositary Receipt
*    Non-income producing security
(1)  Non ADR

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
JUNE 30, 2004

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TECHNOLOGY FUND(1)

OBJECTIVE:
The UMB Scout Technology Fund seeks to provide long-term capital appreciation by investing principally in companies that develop, produce or distribute products and services related to technology.

The UMB Scout Technology Fund closed the 2004 fiscal year with an NAV of $3.06. The Fund experienced positive gains throughout the fiscal year ended June 30, 2004, closing with a one-year total return (including price change and reinvested distributions) of 25.41% and a six-month return of 5.52%. The S&P 500/R Information Technology Index posted a return of 0.24% for six months and a 25.42% return for the one-year period ended June 30, 2004. The Nasdaq Composite Index posted a return of 2.43%for six months and a 26.79% return for the one-year period ended June 30, 2004. (Please see the accompanying tables for the Fund's longer-term performance and other important performance-related information.)

Early in the fiscal year, the Fund benefited from an overweighting in the Semiconductors sector compared to the Fund's benchmark. Securities such as ANADIGICS, Inc., which experienced a stock price peak in January 2004, provided a boost to the Fund's overall performance. As the semiconductor cycle began to turn, the Fund reduced its exposure, becoming slightly underweighted by June of 2004. Also, early in 2004, the Fund benefited from an overweighting in the Communications Equipment sector where names such as Juniper Networks, Inc. and Ericsson L.M. Telephone Co. S.A. ADR helped boost performance. The Fund's performance was held back mainly by its holdings in the Software sector. Capital spending on software was sluggish, causing business shortfalls at companies like Compuware and Inet Technologies.(2)

The Fund's performance also benefited from its lack of exposure to two of the largest companies in the Technology sector, Microsoft Corp. and International Business Machines Corp. These two behemoths of the Technology sector have been consistent underperformers over the past year. Internet-related stocks, like eBay, Inc. and RSA Security, Inc., have seen their strong business fundamentals result in consistent price appreciation, which in turn has helped boost the Fund's performance.(2)

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

We appreciate your continued support of the UMB Scout Technology Fund as well as the UMB Scout Funds family.

LARRY VALENCIA, CFA
CRAIG NOVORR
Scout Investment Advisors, Inc.

(1) Due to the limited focus of this Fund and the greater risk found in the volatile technology market, the UMB Scout Technology Fund is more susceptible to any economic, business or other developments that generally affect technology-related companies.

(2) Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor.

--------------------------------------------------------------------------------
HYPOTHETICAL GROWTH OF $10,000
--------------------------------------------------------------------------------
UMB SCOUT TECHNOLOGY FUND (UMBCX)
as of June 30, 2004


                                                         S&P 500/R
                       UMB SCOUT         NASDAQ         INFORMATION
                      TECHNOLOGY       COMPOSITE         TECHNOLOGY
                         FUND           INDEX(3)          INDEX (3)
                      ----------       ---------        ------------

           5/1/00       10,000          10,000             10,000
          6/30/00       10,080          10,277             9,981
          9/30/00        9,890           9,521             8,590
         12/31/00        6,610           6,408             5,722
          3/31/01        3,820           4,777             4,241
          6/30/01        4,380           5,614             4,767
          9/30/01        2,940           3,897             3,148
         12/31/01        3,830           5,075             4,242
          3/31/02        3,660           4,806             3,927
          6/30/02        2,540           3,814             2,906
          9/30/02        1,690           3,058             2,170
         12/31/02        2,040           3,489             2,655
          3/31/03        2,040           3,509             2,644
          6/30/03        2,440           4,250             3,124
          9/30/03        2,660           4,684             3,463
         12/31/03        2,900           5,260             3,909
          3/31/04        2,980           5,241             3,809
          6/30/04        3,060           5,388             3,918

(3) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

     Performance returns for the UMB Scout Technology Fund, Nasdaq Composite Index and S&P 500/R Information Technology Index assume dividends were reinvested for the entire period.

     For illustrative purposes only; may not represent your returns.

--------------------------------------------------------------------------------
JUNE 30, 2004

--------------------------------------------------------------------------------
FUND DIVERSIFICATION
--------------------------------------------------------------------------------
UMB SCOUT TECHNOLOGY FUND (UMBCX)

[PIE CHART]

Software...................................................................43%
Communications Equipment...................................................24%
Electronic Equipment & Instruments..........................................8%
Semiconductor Equipment & Products..........................................8%
Computers & Peripherals.....................................................6%
Consumer Discretionary......................................................6%
--------------------------------------------------------------------------------
Based on total investments as of June 30, 2004.
Subject to change.

--------------------------------------------------------------------------------
COMPARATIVE RATES OF RETURN
--------------------------------------------------------------------------------
UMB SCOUT TECHNOLOGY FUND (UMBCX)
as of June 30, 2004
                                                                         SINCE
                                                       1 YEAR  3 YEARS INCEPTION
--------------------------------------------------------------------------------
UMB SCOUT TECHNOLOGY FUND                              25.41%  -11.27% -24.74%
Nasdaq Composite Index(1)                              26.79%   -1.36% -13.79%
S&P 500/R Information Technology Index(1)              25.42%   -6.33% -20.14%
Lipper Science & Technology Funds Index(1)             24.19%   -9.26% -20.86%
--------------------------------------------------------------------------------

     Inception - May 1, 2000.

     Returns for periods greater than one year are compounded average annual rates of return.

     The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-800-996-2862. The performance returns reflect a fee waiver in effect. In the absence of such waiver, the returns would be reduced.

     The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS
--------------------------------------------------------------------------------
UMB SCOUT TECHNOLOGY FUND (UMBCX)
                                                         MARKET      PERCENT
                                                     VALUE (000'S)  OF TOTAL
--------------------------------------------------------------------------------
eBay, Inc........................................... $    386         5.5%
Ericsson L.M. Telephone Co. S.A.....................      346         4.9%
Broadcom Corp., Class A.............................      327         4.7%
Check Point Software Technologies Ltd...............      324         4.6%
Flextronics International Ltd.......................      319         4.6%
RSA Security, Inc...................................      307         4.4%
VeriSign, Inc.......................................      299         4.3%
Comverse Technology, Inc............................      297         4.2%
Alcatel S.A.........................................      279         4.0%
Wind River Systems, Inc.............................      270         3.9%
--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS TOTAL.......................   $3,154        45.1%
--------------------------------------------------------------------------------

Based on total investments as of June 30, 2004. Subject to change.

--------------------------------------------------------------------------------
HISTORICAL PER-SHARE RECORD
--------------------------------------------------------------------------------
UMB SCOUT TECHNOLOGY FUND (UMBCX)
                                      INCOME &                    CUMULATIVE(2)
                          NET        SHORT-TERM      LONG-TERM      VALUE PER
                         ASSET          GAINS          GAINS       SHARE PLUS
                         VALUE      DISTRIBUTION   DISTRIBUTION   DISTRIBUTIONS
--------------------------------------------------------------------------------
12/31/00..............  $ 6.61         $    -         $    -         $ 6.61
12/31/01..............    3.83              -              -           3.83
12/31/02..............    2.04              -              -           2.04
12/31/03..............    2.90              -              -           2.90
06/30/04(3)...........    3.06              -              -           3.06
--------------------------------------------------------------------------------

(2)  Does not assume any compounding of reinvested distributions.

(3)  Six months only. Distributions typically occur in June and December.

     Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------
JUNE 30, 2004

TECHNOLOGY FUND

--------------------------------------------------------------------------------
   NUMBER OF
    SHARES                                                             VALUE
--------------------------------------------------------------------------------

COMMON STOCKS - 95.5%
COMMUNICATIONS EQUIPMENT - 24.8%
      18,000   Alcatel S.A.*................................          $278,820
       7,200   Amdocs Ltd.*.................................           168,696
      14,900   Comverse Technology, Inc.*...................           297,106
      11,550   Ericsson L.M.
                 Telephone Co. S.A. ADR* ...................           345,576
       8,400   Juniper Networks, Inc.*......................           206,388
       3,200   QUALCOMM, Inc................................           233,536
      11,400   Tekelec*.....................................           207,138
                                                                 -------------
                                                                     1,737,260
                                                                 =============
COMPUTERS & PERIPHERALS - 6.2%
       4,500   DST Systems, Inc.*...........................           216,405
      10,150   Network Appliance, Inc.*.....................           218,530
                                                                 -------------
                                                                       434,935
                                                                 =============
CONSUMER DISCRETIONARY - 5.5%
       4,200   eBay, Inc.*..................................           386,190
                                                                 =============
ELECTRONIC EQUIPMENT
& INSTRUMENTS - 8.4%
      20,000   Flextronics International Ltd.*..............           319,000
      13,400   PerkinElmer, Inc.............................           268,536
                                                                 -------------
                                                                       587,536
                                                                 =============
SEMICONDUCTOR EQUIPMENT
& PRODUCTS - 7.9%
      38,000   Atmel Corp.*.................................           224,960
       7,000   Broadcom Corp., Class A*.....................           327,390
                                                                 -------------
                                                                       552,350
                                                                 =============

--------------------------------------------------------------------------------
NUMBER OF SHARES/
PRINCIPAL AMOUNT                                                       VALUE
--------------------------------------------------------------------------------

SOFTWARE - 42.7%
      14,300   Activision, Inc.*............................          $227,370
       6,200   Autodesk, Inc................................           265,422
      12,000   Check Point Software
                 Technologies Ltd.* ........................           323,880
      25,000   Compuware Corp.*.............................           165,000
       4,200   Electronic Arts, Inc.*.......................           229,110
      40,000   Parametric Technology Corp.*.................           200,000
      15,000   RSA Security, Inc.*..........................           307,050
       6,300   SAP A.G......................................           263,403
       4,750   Symantec Corp.*..............................           207,955
      27,000   TIBCO Software*..............................           228,150
      15,000   VeriSign, Inc.*..............................           298,500
      23,000   Wind River Systems, Inc.*....................           270,480
                                                                 -------------
                    ........................................         2,986,320
                                                                 =============
TOTAL COMMON STOCKS
(Cost $5,454,911) - 95.5%...................................         6,684,591
                                                                 =============
U.S. GOVERNMENT AGENCIES
(Cost $319,000) - 4.6%
               Federal Home Loan Bank
$319,000       1.20%, 07/01/04..............................           319,000
                                                                 =============
TOTAL INVESTMENTS
(Cost $5,773,911) - 100.1%..................................         7,003,591

Liabilities less other assets - (0.1)%......................           (5,669)
                                                                 -------------
TOTAL NET ASSETS - 100.0%
(equivalent to $3.06 per share;
unlimited shares of $1.00 par value
capital shares authorized;
2,289,623 shares outstanding)...............................        $6,997,922
                                                                 =============

*Non-income producing security

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
JUNE 30, 2004

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ENERGY FUND(1)

OBJECTIVE:
The UMB Scout Energy Fund seeks long-term capital growth by investing in a diversified portfolio of equity securities of companies principally engaged in energy-related businesses.

With energy prices hitting new highs in the first half of 2004, many investors changed their perception about the cyclicality of energy prices and energy-related equities. The boom and bust cycles were replaced with a clear upward trend that was developing increasing momentum as of the fiscal year-end. This cyclical perception has changed based on three global events - worldwide economic growth, limited excess capacity and the threat of a terrorist attack.

First, the world's economies experienced a solid growth phase. While this rarely happens in unison, the International Energy Agency ("IEA") estimated Chinese demand for crude oil will increase by a robust 15% for 2004 and 8.1% for 2005. It is also estimated that continued economic acceleration in the United States and Europe will increase global crude oil demand to approximately 81 million barrels per day later this year. China's, and possibly India's, oil demand growth may be the most dynamic factors in the worldwide picture over the next decade.

Second, OPEC, primarily Saudi Arabia, is the world's spare capacity for crude oil. Non-OPEC countries have no incentive to hold crude oil off the market; therefore, they have no substantial spare production capacity. With the lack of continued capital investment from OPEC, its spare capacity has been limited to
1.5 to 2.0 million barrels per day which is clearly the smallest margin since 1990-1991, the time period for the last major Persian Gulf conflict. In addition, major advancements in oilfield technology have slowed. This will serve as a limiting factor reducing further crude oil extraction from the world's major basins.

Third, threat of a terrorist attack has produced crude oil with a speculative premium of $5 to $10 a barrel. This premium price inflection does not appear to be a short-term event. Its disappearance will only be justified with consistent and increased supplies of crude oil from the OPEC cartel.

All the preceding factors have led to higher oil prices. Once the United States declared victory in Iraq, energy analysts predicted crude oil prices would slide to trade in a range of $22 to $28 per barrel during the second half of 2003. Victory in Iraq was not complete, as evidenced by weekly interruptions in the flow of crude oil for export. But the Iraqi interruptions were minor events compared to the tremendous increase in crude oil demand from the industrialized world.

Crude oil rallied to $42.33 a barrel on June 1, 2004. The weak U.S. dollar and the surge of Chinese economic growth surprised most energy analysts and forced the price of crude oil well above stated OPEC targets. The high price of crude oil moved downstream to the retail level with high prices for gasoline from California to New York during April and May of 2004. The high price for refined products was a signal that record levels of cash were being generated by producers and refiners within the Energy sector. The primary cash flow beneficiaries were large integrated oil companies such as Exxon Mobil Corp., ChevronTexaco Corp. and ConocoPhillips, with independent refiners such as Valero Energy Corp. and Sunoco, Inc. also benefiting.(2)

The North American exploration companies have also benefited from consistently high natural gas prices and the realization that natural gas reserves are depleting at an ever increasing rate. The UMB Scout Energy Fund overweighted the exploration group within the Energy sector to benefit from the strong natural gas commodity price

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT
environment. The Fund also moved capital into some smaller and international-based equities in an effort to increase diversification, lower volatility and increase returns. The Fund also continued to rotate equities between the four core groups (international oils, exploration and production, oil service, and refining) to take advantage of seasonal price trends. Overweighting or underweighting those same groups pushed the Fund's performance ahead of one of its benchmarks (the S&P 500/R Energy Index) for the six-month, one-year, three-year and five-year comparisons. Unfortunately, our overweighting in Drilling companies placed a drag on the Fund's performance, since those securities were the worst performing within the Energy sector. Drilling stocks were up only 20.7% during the one-year ended June 30, 2004.

The UMB Scout Energy Fund closed the fiscal year ended June 30, 2004, at $11.85. The Fund had a total return (including price change and reinvested distributions) of 15.11% for the six months and 34.78% for the fiscal year ended June 30, 2004. For the three- and five-year time periods ended June 30, 2004, the Fund posted a return of 8.56% and 6.13%, respectively. In comparison, the S&P 500/R Energy Index posted a return of 13.14% for the six months, 31.84% for the fiscal year, 5.39% for the three years and 5.44% for the five years ended June 30, 2004. The S&P 500/R Index posted a 3.44% return for the previous six months, a 19.11% return for the one year, a -0.69% return for the three-year period and a -2.20% return for the five-year period ended June 30, 2004. (Please see the accompanying tables for the Fund's longer-term performance and other important performance-related information.)

WILLIAM E. CASHMAN
Scout Investment Advisors, Inc.

(1) Due to the limited focus of this Fund, the UMB Scout Energy Fund is more susceptible to any economic, business or other developments that generally affect energy-related companies.

(2) Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor.

--------------------------------------------------------------------------------
HYPOTHETICAL GROWTH OF $10,000
--------------------------------------------------------------------------------
UMB SCOUT ENERGY FUND (UMBEX)
as of June 30, 2004


                      UMB SCOUT       S&P 500/R         S&P 500
                     ENERGY FUND      INDEX(3)       ENERGY INDEX(3)
                     -----------      ---------      ---------------

          2/23/98       10,000          10,000            10,000
          3/31/98       10,240          10,669            10,581
          6/30/98        9,740          11,022            10,484
          9/30/98        9,130           9,925            10,000
         12/31/98        9,038          12,039            10,090
          3/31/99        9,129          12,639            10,667
          6/30/99       10,003          13,530            12,037
          9/30/99       10,147          12,685            11,902
         12/31/99        9,978          14,573            11,979
          3/31/00        9,749          14,907            12,261
          6/30/00       10,062          14,511            12,634
          9/30/00       10,272          14,370            13,733
         12/31/00       10,581          13,246            13,857
          3/31/01       10,474          11,675            12,982
          6/30/01       10,529          12,359            13,398
          9/30/01        9,539          10,545            11,877
         12/31/01       10,091          11,671            12,417
          3/31/02       10,822          11,704            13,567
          6/30/02       10,227          10,136            12,943
          9/30/02        8,511           8,385            10,333
         12/31/02        9,183           9,092            11,035
          3/31/03        9,194           8,806            11,108
          6/30/03        9,994          10,162            11,896
          9/30/03       10,028          10,430            12,024
         12/31/03       11,701          11,700            13,863
          3/31/04       12,573          11,898            14,581
          6/30/04       13,470          12,103            15,684

(3) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

     Performance returns for the UMB Scout Energy Fund, S&P500/R Index and S&P 500/R Energy Index assume dividends were reinvested for the entire period.

     For illustrative purposes only; may not represent your returns.

--------------------------------------------------------------------------------
JUNE 30, 2004

--------------------------------------------------------------------------------
FUND DIVERSIFICATION
--------------------------------------------------------------------------------
UMB SCOUT ENERGY FUND (UMBEX)

[PIE CHART]

Oil - Integrated...........................................................32%
Oil - Exploration & Production.............................................27%
Materials..................................................................12%
Oil - Drilling.............................................................10%
Oil - Equipment & Services..................................................8%
Oil - Refining & Marketing..................................................5%
Utilities...................................................................3%
Consumer Staples............................................................1%
--------------------------------------------------------------------------------
Based on total investments as of June 30, 2004.
Subject to change.

--------------------------------------------------------------------------------
COMPARATIVE RATES OF RETURN
--------------------------------------------------------------------------------
UMB SCOUT ENERGY FUND (UMBEX)
as of June 30, 2004
                                                                         SINCE
                                              1 YEAR  3 YEARS  5 YEARS INCEPTION
--------------------------------------------------------------------------------
UMB SCOUT ENERGY FUND                         34.78%    8.56%    6.13%   4.80%
S&P 500/R Energy Index(1)                     31.84%    5.39%    5.44%   7.34%
S&P 500/R Index(1)                            19.11%   -0.69%   -2.20%   3.05%
--------------------------------------------------------------------------------
     Inception - February 23, 1998.

     Returns for periods greater than one year are compounded average annual rates of return.

     The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-800-996-2862.

     The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     Prior to July 2, 2001, the Fund was known as the UMB Scout Capital Preservation Fund and was managed in accordance with a different investment strategy.

(1) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS
--------------------------------------------------------------------------------
UMB SCOUT ENERGY FUND (UMBEX)
                                                         MARKET      PERCENT
                                                     VALUE (000'S)  OF TOTAL
--------------------------------------------------------------------------------
Exxon Mobil Corp.................................... $    178         6.5%
XTO Energy, Inc.....................................      119         4.3%
Burlington Resources, Inc...........................      109         4.0%
EnCana Corp.........................................      108         3.9%
ConocoPhillips......................................       99         3.6%
Talisman Energy, Inc................................       98         3.6%
Occidental Petroleum Corp...........................       97         3.5%
BP PLC..............................................       96         3.5%
Valero Energy Corp..................................       96         3.5%
ChevronTexaco Corp..................................       94         3.4%
--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS TOTAL.......................   $1,094        39.8%
--------------------------------------------------------------------------------

Based on total investments as of June 30, 2004. Subject to change.

--------------------------------------------------------------------------------
HISTORICAL PER-SHARE RECORD
--------------------------------------------------------------------------------
UMB SCOUT ENERGY FUND (UMBEX)
                                      INCOME &                    CUMULATIVE(2)
                          NET        SHORT-TERM      LONG-TERM      VALUE PER
                         ASSET          GAINS          GAINS       SHARE PLUS
                         VALUE      DISTRIBUTION   DISTRIBUTION   DISTRIBUTIONS
--------------------------------------------------------------------------------
12/31/98..............  $ 8.91         $ 0.13         $    -         $ 9.04
12/31/99..............    9.59           0.24              -           9.96
12/31/00..............    9.89           0.27              -          10.53
12/31/01..............    9.11           0.18           0.16          10.09
12/31/02..............    8.19           0.11              -           9.27
12/31/03..............   10.33           0.10              -          11.51
06/30/04(3)...........   11.85           0.04              -          13.07
--------------------------------------------------------------------------------

(2)  Does not assume any compounding of reinvested distributions.
(3)  Six months only. Distributions typically occur in June and December.

     Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
------------------------------------------------------------------
JUNE 30, 2004

ENERGY FUND

--------------------------------------------------------------------------------
   NUMBER OF
    SHARES                                                             VALUE
--------------------------------------------------------------------------------

COMMON STOCKS - 98.3%
CONSUMER STAPLES - 1.2%
       2,000   Archer-Daniels-Midland Co....................           $33,560
MATERIALS - 12.2%
       1,500   Alcoa, Inc...................................            49,545
       1,500   Arch Coal, Inc...............................            54,885
       2,500   Barrick Gold Corp............................            49,375
       4,000   BHP Billiton Ltd. ADR........................            70,080
       1,500   Newmont Mining Corp.
                 Holding Co. ...............................            58,140
       1,000   Peabody Energy Corp..........................            55,990
                                                                 -------------
                    ........................................           338,015
                                                                 =============
OIL - DRILLING - 9.6%
       1,500   Atwood Oceanics, Inc.*.......................            62,625
       1,500   Nabors Industries Ltd.*......................            67,830
       2,000   Noble Corp.*.................................            75,780
       2,000   Transocean, Inc.*............................            57,880
                                                                 -------------
                    ........................................           264,115
                                                                 =============
OIL - EQUIPMENT & SERVICES - 7.9%
       2,000   BJ Services Co...............................            91,680
       1,200   Schlumberger Ltd.............................            76,212
       1,500   Technip S.A..................................            51,345
                                                                 -------------
                                                                       219,237
                                                                 =============
OIL - EXPLORATION & PRODUCTION - 27.3%
       1,500   Anadarko Petroleum Corp......................            87,900
       2,000   Apache Corp..................................            87,100
       1,000   BG Group PLC.................................            31,480
       3,000   Burlington Resources, Inc....................           108,540
       2,500   EnCana Corp..................................           107,900
       1,000   EOG Resources, Inc...........................            59,710
       1,500   St. Mary Land & Exploration Co...............            53,475
       4,500   Talisman Energy, Inc.........................            97,830
       4,000   XTO Energy, Inc..............................           119,160
                                                                 -------------
                                                                       753,095
                                                                 =============

--------------------------------------------------------------------------------
NUMBER OF SHARES/
PRINCIPAL AMOUNT                                                       Value
--------------------------------------------------------------------------------

OIL - INTEGRATED DOMESTIC - 12.0%
       1,300   ConocoPhillips...............................           $99,177
       2,000   Marathon Oil Corp............................            75,680
       2,000   Occidental Petroleum Corp....................            96,820
         300   OMV A.G......................................            58,405
                                                                 -------------
                                                                       330,082
                                                                 =============
OIL - INTEGRATED INTERNATIONAL - 19.9%
       1,800   BP PLC ADR...................................            96,426
       1,000   ChevronTexaco Corp...........................            94,110
       4,000   Exxon Mobil Corp.............................           177,640
       1,000   Imperial Oil Ltd.............................            46,820
       3,000   Repsol YPF S.A...............................            65,580
         700   Total S.A....................................            67,256
                                                                 -------------
                                                                       547,832
                                                                 =============
OIL - REFINING & MARKETING - 5.1%
         700   Sunoco, Inc..................................            44,534
       1,300   Valero Energy Corp...........................            95,888
                                                                 -------------
                                                                       140,422
                                                                 =============
UTILITIES - 3.1%
       3,000   Southwestern Energy Co.*.....................            86,010
                                                                 =============
TOTAL COMMON STOCKS
(Cost $2,124,912) - 98.3%...................................         2,712,368
                                                                 =============
U.S. GOVERNMENT AGENCIES
(Cost $47,000) - 1.7%
               Federal Home Loan Bank
$47,000        1.20%, 07/01/04..............................            47,000
                                                                 =============
TOTAL INVESTMENTS
(Cost $2,171,912) - 100.0%..................................         2,759,368

Liabilities less other assets - (0.0)%......................           (1,235)
                                                                 -------------
TOTAL NET ASSETS - 100.0%
(equivalent to $11.85 per share;
unlimited shares of $1.00 par value
capital shares authorized;
232,839 shares outstanding).................................        $2,758,133
                                                                 =============

 ADR - American Depositary Receipt

*Non-income producing security

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
JUNE 30, 2004

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
BALANCED FUND

OBJECTIVE:

The UMB Scout Balanced Fund seeks to provide long-term growth of capital by investing in equity securities and seeks high current income by investing in fixed-income securities.

The UMB Scout Balanced Fund closed the six-month period of December 31, 2003, through June 30, 2004, with a positive return of 0.73%. The Fund underperformed the Lipper Balanced Funds Index, which gained 2.25% for the comparable six-month period, by 1.52%. (Please see the accompanying tables for the Fund's longer-term performance and other important performance-related information.)

The Fund has retained a portfolio breakdown of 60% equity and 40% fixed (including any cash position) posture since October 2000. Our intent is to provide a "balanced" style return without the volatility that significant asset allocation changes can bring to a portfolio. Our equity position underperformed the S&P 500/R Index by 1.14% for the six-month period ended June 30, 2004. The Fund's performance was hampered by an overweighting in the Consumer Discretionary sector, specifically by Brinker International, Inc. Brinker fell 10% in the second quarter after reporting a decline in same store sales. Conversely, the Fund's overweighted position in the Energy and Materials sectors provided a positive boost to performance.(1)

The quality orientation of our fixed-income holdings held performance slightly back from the benchmark. Our philosophy is to not invest in any BBB bonds or so called "junk" bonds. We have maintained the Fund's effective duration at 3.4 years versus the Lehman Brothers Government/Credit Intermediate Index's duration of 3.7 years. We based our posture on the view the Federal Reserve Bank would raise short-term interest rates, which took place on June 30, 2004. The timing of the rate increase, coupled with our shorter posture, limited our ability to overcome the impact of the outperformance of more speculative names. The fixed-income portion of the Fund is managed in a mindset of more protection of principal and income generation.

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

The UMB Scout Balanced Fund closed the year ended June 30, 2004, at $8.75 per share and had a total return (including price change and reinvested distributions) of -0.74% for the quarter and 7.76% for the year.

JAMES A. REED II, CFA
Scout Investment Advisors, Inc.

(1) Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor.

--------------------------------------------------------------------------------
HYPOTHETICAL GROWTH OF $10,000
--------------------------------------------------------------------------------
UMB SCOUT BALANCED FUND (UMBLX)
as of June 30, 2004


                      UMB SCOUT       S&P 500/R       LIPPER BALANCED
                    BALANCED FUND      INDEX(2)        FUNDS INDEX(2)
                    -------------     ---------       ---------------

          12/6/95       10,000          10,000            10,000
         12/31/95       10,052           9,988            9,948
          3/31/96       10,252          10,524            10,171
          6/30/96       10,333          10,996            10,377
          9/30/96       10,394          11,336            10,651
         12/31/96       10,664          12,281            11,247
          3/31/97       10,674          12,610            11,299
          6/30/97       11,232          14,812            12,517
          9/30/97       11,819          15,921            13,322
         12/31/97       11,743          16,378            13,530
          3/31/98       12,373          18,663            14,600
          6/30/98       12,285          19,279            14,822
          9/30/98       11,981          17,361            13,964
         12/31/98       12,113          21,059            15,571
          3/31/99       11,968          22,108            15,820
          6/30/99       12,517          23,666            16,531
          9/30/99       12,271          22,189            15,847
         12/31/99       11,988          25,490            16,968
          3/31/00       12,001          26,075            17,474
          6/30/00       11,975          25,382            17,263
          9/30/00       13,234          25,136            17,606
         12/31/00       13,216          23,169            17,373
          3/31/01       12,277          20,423            16,503
          6/30/01       12,509          21,618            17,083
          9/30/01       11,887          18,445            15,788
         12/31/01       12,653          20,416            16,811
          3/31/02       12,855          20,472            16,912
          6/30/02       12,093          17,729            15,795
          9/30/02       11,266          14,666            14,235
         12/31/02       11,626          15,904            15,014
          3/31/03       11,418          15,403            14,738
          6/30/03       12,430          17,775            16,346
          9/30/03       12,656          18,244            16,682
         12/31/03       13,298          20,466            18,008
          3/31/04       13,494          20,812            18,437
          6/30/04       13,394          21,171            18,413

(2) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

     Performance returns for the UMB Scout Balanced Fund, S&P 500 /R Index and Lipper Balanced Funds Index assume dividends were reinvested for the entire period.

     For illustrative purposes only; may not represent your returns.

--------------------------------------------------------------------------------
JUNE 30, 2004

--------------------------------------------------------------------------------
FUND DIVERSIFICATION
--------------------------------------------------------------------------------
UMB SCOUT BALANCED FUND (UMBLX)

[PIE CHART]

Information Technology.....................................................20%
Finance....................................................................19%
Health Care................................................................14%
Consumer Discretionary.....................................................12%
Industrials................................................................10%
Consumer Staples............................................................8%
Energy......................................................................7%
Materials...................................................................7%
Utilities...................................................................2%
Telecom Services............................................................1%
--------------------------------------------------------------------------------
Based on total equity investments as of June 30, 2004. Subject to change.

--------------------------------------------------------------------------------
COMPARATIVE RATES OF RETURN
--------------------------------------------------------------------------------
UMB SCOUT BALANCED FUND (UMBLX)
as of June 30, 2004
                                                                         SINCE
                                              1 YEAR  3 YEARS  5 YEARS INCEPTION
--------------------------------------------------------------------------------
UMB SCOUT BALANCED FUND                        7.76%    2.31%    1.36%   3.47%
S&P 500/R Index(1)                            19.11%   -0.69%   -2.20%   9.15%
Lipper Balanced Funds Index(1)                12.64%    2.53%    2.18%   7.39%
--------------------------------------------------------------------------------

     Inception - December 6, 1995.

     Returns for periods greater than one year are compounded average annual rates of return.

     The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-800-996-2862.

     The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS
--------------------------------------------------------------------------------
UMB SCOUT BALANCED FUND (UMBLX)
                                                         MARKET      PERCENT
                                                     VALUE (000'S)  OF TOTAL
--------------------------------------------------------------------------------
Best Buy Co., Inc...................................   $   31         2.1%
Occidental Petroleum Corp...........................       31         2.1%
General Dynamics Corp...............................       30         2.0%
Disney (Walt) Co....................................       27         1.9%
Banknorth Group, Inc................................       27         1.8%
QUALCOMM, Inc.......................................       26         1.8%
Microsoft Corp......................................       24         1.6%
American International Group, Inc...................       24         1.6%
State Street Corp...................................       23         1.6%
Cardinal Health, Inc................................       23         1.6%
--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS TOTAL.......................     $266        18.1%
--------------------------------------------------------------------------------

Based on total investments as of June 30, 2004. Subject to change.

--------------------------------------------------------------------------------
HISTORICAL PER-SHARE RECORD
--------------------------------------------------------------------------------
UMB SCOUT BALANCED FUND (UMBLX)
                                      INCOME &                    CUMULATIVE(2)
                          NET        SHORT-TERM      LONG-TERM      VALUE PER
                         ASSET          GAINS          GAINS       SHARE PLUS
                         VALUE      DISTRIBUTION   DISTRIBUTION   DISTRIBUTIONS
--------------------------------------------------------------------------------
12/31/95.............. $ 10.02         $ 0.12          $   -        $ 10.14
12/31/96..............   10.33           0.30              -          10.75
12/31/97..............   10.62           0.58           0.16          11.78
12/31/98..............   10.01           0.45           0.49          12.11
12/31/99..............    9.24           0.64           0.03          12.01
12/31/00..............    9.15           1.02              -          12.93
12/31/01..............    8.76              -              -          12.54
12/31/02..............    7.83           0.23              -          11.84
12/31/03..............    8.80           0.15              -          12.96
06/30/04(3)...........    8.75           0.11              -          13.02
--------------------------------------------------------------------------------

(2)  Does not assume any compounding of reinvested distributions.

(3)  Six months only. Distributions typically occur in June and December.

     Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
June 30, 2004

BALANCED FUND

--------------------------------------------------------------------------------
   NUMBER OF
    SHARES                                                             VALUE
--------------------------------------------------------------------------------

COMMON STOCKS - 59.6%
CONSUMER DISCRETIONARY - 7.3%
         620   Best Buy Co., Inc............................           $31,459
       1,050   Disney (Walt) Co.............................            26,765
         300   Marriott International, Inc., Class A........            14,964
         175   Omnicom Group, Inc...........................            13,281
         250   Staples, Inc.................................             7,327
         325   Target Corp..................................            13,803
                                                                 -------------
                                                                       107,599
                                                                 =============
CONSUMER STAPLES - 5.3%
         200   Estee Lauder Companies, Inc.,
                 Class A ...................................             9,756
         200   Gillette Co..................................             8,480
         450   McCormick & Company, Inc.....................            15,300
         200   Procter & Gamble Co..........................            10,888
         600   SYSCO Corp...................................            21,522
         200   Walgreen Co..................................             7,242
         100   Wal-Mart Stores, Inc.........................             5,276
                                                                 -------------
                                                                        78,464
                                                                 =============
ENERGY - 4.2%
         250   Apache Corp..................................            10,887
         350   Exxon Mobil Corp.............................            15,544
         100   Imperial Oil Ltd.............................             4,682
         645   Occidental Petroleum Corp....................            31,224
                                                                 -------------
                                                                        62,337
                                                                 =============
FINANCE - 11.2%
         400   AFLAC, Inc...................................            16,324
         325   American Express Co..........................            16,698
         335   American International Group, Inc............            23,879
         600   Arthur J. Gallagher & Co.....................            18,270
         825   Banknorth Group, Inc.........................            26,796
         475   Lincoln National Corp........................            22,444
         350   Merrill Lynch & Co., Inc.....................            18,893
         475   State Street Corp............................            23,294
                                                                 -------------
                                                                       166,598
                                                                 =============
HEALTH CARE - 7.9%
         325   Cardinal Health, Inc.........................            22,766
         275   Johnson & Johnson............................            15,318
          39   Medco Health Solutions, Inc.*................             1,462
         290   Medtronic, Inc...............................            14,129
         752   Mylan Laboratories, Inc......................            15,228
         625   Pfizer, Inc..................................            21,425
         150   UnitedHealth Group, Inc......................             9,336
         200   Zimmer Holdings, Inc.*.......................            17,640
                                                                 -------------
                                                                       117,304
                                                                 =============

--------------------------------------------------------------------------------
   NUMBER OF
    SHARES                                                             VALUE
--------------------------------------------------------------------------------

INDUSTRIALS - 6.1%
         180   3M Co........................................           $16,202
         225   Emerson Electric Co..........................            14,299
         225   FedEx Corp...................................            18,380
         300   General Dynamics Corp........................            29,790
         125   United Technologies Corp.....................            11,435
                                                                 -------------
                                                                        90,106
                                                                 =============
INFORMATION TECHNOLOGY - 11.9%
         700   Altera Corp.*................................            15,554
         525   Cisco Systems, Inc.*.........................            12,442
         375   Dell, Inc.*..................................            13,433
         400   DST Systems, Inc.*...........................            19,236
         800   Flextronics International Ltd.*..............            12,760
         200   Garmin Ltd...................................             7,409
         125   International Business
                 Machines Corp. ............................            11,019
         200   L-3 Communications Corp......................            13,360
         400   Maxim Integrated Products, Inc...............            20,968
         850   Microsoft Corp...............................            24,276
         350   QUALCOMM, Inc................................            25,543
                                                                 -------------
                                                                       176,000
                                                                 =============
MATERIALS - 4.0%
         200   Air Products and Chemicals, Inc..............            10,490
         550   Engelhard Corp...............................            17,770
         200   Peabody Energy Corp..........................            11,198
         325   Weyerhaeuser Co..............................            20,514
                                                                 -------------
                                                                        59,972
                                                                 =============
TELECOMMUNICATION SERVICES - 0.6%
         315   CenturyTel, Inc..............................             9,463
                                                                 =============
UTILITIES - 1.1%
         375   Ameren Corp..................................            16,110
                                                                 =============
TOTAL COMMON STOCKS
(Cost $784,191) - 59.6%.....................................           883,953
                                                                 =============


                                                         Continued on next page.
--------------------------------------------------------------------------------
JUNE 30, 2004

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

BALANCED FUND (Continued)
--------------------------------------------------------------------------------
   PRINCIPAL
    AMOUNT                                                             VALUE
--------------------------------------------------------------------------------

CORPORATE BONDS - 3.5%
               Southern New England Telephone
$25,000        7.125%, 08/01/07.............................           $27,353
               Verizon Global Funding Corp.
      25,000     4.00%, 01/15/08 ...........................            25,053
                                                                 -------------
TOTAL CORPORATE BONDS
(Cost $50,388) - 3.5%.......................................            52,406
                                                                 =============
U.S. GOVERNMENT AGENCIES - 31.1%
               Federal Home Loan Bank
      48,000     1.20%, 07/01/04 ...........................            48,000
               Federal Home Loan Mortgage Corp.
      25,000     5.50%, 07/15/06 ...........................            26,175
      25,000     5.75%, 04/15/08 ...........................            26,702
      50,000     3.625%, 09/15/08 ..........................            49,337
      50,000     5.50%, 09/15/11 ...........................            52,197
               Federal National
                 Mortgage Association
      25,000     3.875%, 03/15/05 ..........................            25,358
      30,000     4.375%, 10/15/06 ..........................            30,777
     100,000     3.25%, 11/15/07 ...........................            98,668
               Government National
                 Mortgage Association
      44,862     5.50%, 11/15/16 ...........................            46,252
       8,165     6.00%, 12/20/16 ...........................             8,524
      48,352     5.00%, 02/20/19 ...........................            48,659
                                                                 -------------
TOTAL U.S. GOVERNMENT AGENCIES
(Cost $459,068) - 31.1%.....................................           460,649
                                                                 =============

--------------------------------------------------------------------------------
   PRINCIPAL
    AMOUNT                                                             VALUE
--------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES - 6.0%
               U.S. Treasury Note
$50,000        4.625%, 05/15/06.............................           $51,787
               U.S. Treasury Strip
      50,000     08/15/11 ..................................            36,495
                                                                 -------------
TOTAL U.S. GOVERNMENT SECURITIES
(Cost $86,484) - 6.0%.......................................            88,282
                                                                 =============
TOTAL INVESTMENTS
(Cost $1,380,131) - 100.2%..................................         1,485,290

Liabilities less other assets - (0.2)%......................           (3,339)
                                                                 -------------
TOTAL NET ASSETS - 100.0%
(equivalent to $8.75 per share;
10,000,000 shares of $1.00 par value
capital shares authorized;
169,443 shares outstanding).................................        $1,481,951
                                                                 =============

Non-income producing security

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
BOND FUND

OBJECTIVE:
The UMB Scout Bond Fund seeks maximum current income consistent with quality and maturity standards by investing in a diversified portfolio of fixed-income obligations.

The first half of 2004 (the second half of our fiscal year) brought a measure of stability among the different quality sectors of the markets, as compared to the volatility that dominated during 2003. The seemingly maniacal stampede into low-quality asset categories slowed down as our fiscal year came to a close. Given that relative yields had moved to historically low levels, the low-quality sectors of the market didn't have as much room for outperformance during the second half of the fiscal year. While low-quality corporate bonds performed better than their high-quality counterparts, the relative difference was less than what prevailed in 2003. Through June, BBB bonds had outperformed AAA bonds by 0.27% for the calendar year-to-date ("YTD") and 2.15% for the one-year period ended June 30, 2004. Junk bonds (an asset category that is below investment grade, but still utilized by a growing number of bond funds) outperformed high-quality assets by 2.00% for the calendar YTD and an amazing 11.00% for the one-year period ended June 30, 2004.

Another important trend that developed during the last six months was a broad shift in expectations for the direction of interest rates. As 2004 began to unfold, it became obvious that the 1.00% Federal Funds rate was abnormally low, and that the Federal Open Market Committee ("FOMC") would be forced to move rates higher. Key economic indicators confirmed that a modest recovery was underway, prompting investors to become poised for the FOMC to move into "tightening mode." Consequently the yield curve began to steepen, indicating higher yields in coming months. This rise in rates took place mainly in April and May. The market sell-off wiped out most of the returns generated during the previous year, driving bond market returns into negative territory for the first time since 1999.

--------------------------------------------------------------------------------
JUNE 30, 2004

Given our high-quality bias (average credit quality is AAA), it is no surprise that our one-year performance lagged our benchmark, the Lehman Brothers Government/Credit Intermediate Index, during the fiscal year ended June 30, 2004. As outlined in the Funds' Semiannual report, we did not participate in the powerful rally of low-quality corporates during the last 12 months. Additionally, a higher-quality profile automatically causes us to have a lower average yield, which penalizes us slightly during more stable markets like the one we've witnessed during the last six months. Our holdings of mortgage-backed securities, the top performing investment grade sector of the bond market so far in 2004, helped bolster our one-year return. The Fund finished June with a YTD return of -0.30% and one-year return of -0.99%. The Lipper Intermediate Investment Grade Funds Index had a YTD return of 0.02% and a one-year return of 0.57%. The Lehman Brothers Government/Credit Intermediate Index had a YTD return of -0.11% and a one-year return of -0.07%. (Please see the accompanying tables for the Fund's longer-term performance and other important performance-related information.)

We continue to believe that the UMB Scout Bond Fund could be a suitable choice for investors seeking a relatively stable fixed-income return, while seeking to avoid the volatility associated with severe interest rate speculation or aggressive exposure to credit risk.

J. ERIC KELLEY
Scout Investment Advisors, Inc.

--------------------------------------------------------------------------------
HYPOTHETICAL GROWTH OF $10,000
--------------------------------------------------------------------------------
UMB SCOUT BOND FUND (UMBBX)
as of June 30, 2004


                                    LEHMAN BROTHERS
                      UMB SCOUT      GOVT./CREDIT
                      BOND FUND      INT. INDEX(1)
                      ---------     --------------

          6/30/94       10,000          10,000
          9/30/94       10,054          10,082
         12/31/94       10,029          10,070
          3/31/95       10,450          10,512
          6/30/95       10,956          11,037
          9/30/95       11,102          11,220
         12/31/95       11,436          11,615
          3/31/96       11,359          11,518
          6/30/96       11,416          11,590
          9/30/96       11,590          11,796
         12/31/96       11,841          12,084
          3/31/97       11,813          12,071
          6/30/97       12,137          12,426
          9/30/97       12,445          12,762
         12/31/97       12,700          13,035
          3/31/98       12,875          13,238
          6/30/98       13,100          13,488
          9/30/98       13,589          14,093
         12/31/98       13,607          14,135
          3/31/99       13,596          14,108
          6/30/99       13,511          14,052
          9/30/99       13,615          14,182
         12/31/99       13,633          14,190
          3/31/00       13,783          14,403
          6/30/00       13,989          14,646
          9/30/00       14,372          15,068
         12/31/00       14,896          15,625
          3/31/01       15,340          16,154
          6/30/01       15,380          16,263
          9/30/01       16,111          17,011
         12/31/01       16,098          17,025
          3/31/02       16,096          16,988
          6/30/02       16,727          17,592
          9/30/02       17,480          18,389
         12/31/02       17,690          18,700
          3/31/03       17,848          18,982
          6/30/03       18,198          19,498
          9/30/03       18,101          19,494
         12/31/03       18,072          19,506
          3/31/04       18,476          19,989
          6/30/04       18,017          19,484

(1) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

     Performance returns for the UMB Scout Bond Fund and Lehman Brothers Govt./Credit Intermediate Index assume distributions were reinvested for the entire period.

     For illustrative purposes only; may not represent your returns.

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
COMPARATIVE RATES OF RETURN
--------------------------------------------------------------------------------
UMB SCOUT BOND FUND (UMBBX)
AS OF JUNE 30, 2004
                                              1 YEAR  3 YEARS  5 YEARS10 YEARS
--------------------------------------------------------------------------------
UMB SCOUT BOND FUND                           -0.99%    5.42%    5.93%   6.06%
Lehman Bros. Govt./Credit Int. Index(1)       -0.07%    6.21%    6.75%   6.90%
Lipper Intermediate Inv. Grade Funds Index(1)  0.57%    6.05%    6.54%   6.84%
--------------------------------------------------------------------------------

     Returns for periods greater than one year are compounded average annual rates of return.

     The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-800-996-2862.

     The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
HISTORICAL PER-SHARE RECORD
--------------------------------------------------------------------------------
UMB SCOUT BOND FUND (UMBBX)
                                      INCOME &                    CUMULATIVE(2)
                          NET        SHORT-TERM      LONG-TERM      VALUE PER
                         ASSET          GAINS          GAINS       SHARE PLUS
                         VALUE      DISTRIBUTION   DISTRIBUTION   DISTRIBUTIONS
--------------------------------------------------------------------------------
12/31/82.............. $ 10.05         $ 0.03         $    -        $ 10.08
12/31/83..............    9.59           0.94              -          10.56
12/31/84..............   10.37           0.45              -          11.79
12/31/85..............   10.94           0.98           0.02          13.36
12/31/86..............   11.37           0.83           0.03          14.64
12/31/87..............   10.42           1.25           0.01          14.95
12/31/88..............   10.19           0.81           0.03          15.56
12/31/89..............   10.50           0.82              -          16.69
12/31/90..............   10.54           0.79              -          17.51
12/31/91..............   11.19           0.71              -          18.88
12/31/92..............   11.20           0.71              -          19.60
12/31/93..............   11.44           0.64           0.04          20.51
12/31/94..............   10.46           0.63              -          20.17
12/31/95..............   11.26           0.63           0.01          21.60
12/31/96..............   11.02           0.62              -          21.98
12/31/97..............   11.17           0.63              -          22.76
12/31/98..............   11.33           0.62              -          23.54
12/31/99..............   10.74           0.61              -          23.56
12/31/00..............   11.09           0.61              -          24.52
12/31/01..............   11.38           0.59              -          25.40
12/31/02..............   11.71           0.57           0.19          26.49
12/31/03..............   11.39           0.50           0.07          26.74
06/30/04(3)...........   11.15           0.21              -          26.71
--------------------------------------------------------------------------------

(2)  Does not assume any compounding of reinvested distributions.

(3)  Six months only. Distributions typically occur in June and December.

     Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

--------------------------------------------------------------------------------
TAXABLE YIELD CURVES
--------------------------------------------------------------------------------
UMB SCOUT BOND FUND (UMBBX)
as of June 30, 2004

         TIME PERIOD
         (IN YEARS)    TREASURIES      AGENCIES       AA INDUSTRIALS
         -----------   ----------      --------       --------------
              1           1.16           1.30              1.47
              2           1.77           2.02              2.14
              3           2.31           2.76              2.76
              4           2.85           3.25              3.30
              5           3.25           3.64              3.65
              6           3.52           4.00              4.00
              7           3.80           4.31              4.24
              8           3.95           4.49              4.46
              9           4.10           4.63              4.60
             10           4.25           4.70              4.73
             11           4.30           4.70              4.85
             12           4.35           4.75              4.97
             13           4.40           4.80              5.10
             14           4.45           4.85              5.22
             15           4.55           4.85              5.37
             16           4.67           4.97              5.45
             17           4.91           5.10              5.52
             18           5.03           5.25              5.61
             19           5.10           5.37              5.69
             20           5.17           5.49              5.77
             21           5.17           5.49              5.77
             22           5.17           5.59              5.77
             23           5.17           5.65              5.77
             24           5.10           5.69              5.77
             25           5.10           5.69              5.77
             26           5.10           5.69              5.77
             27           5.05           5.68              5.73
             28           5.05           5.67              5.73
             29           5.05           5.66              5.70
             30           5.05           5.66              5.70

  Source: Scout Investment Advisors, Inc.

--------------------------------------------------------------------------------
FUND DIVERSIFICATION
--------------------------------------------------------------------------------
UMB SCOUT BOND FUND (UMBBX)

[PIE CHART]

Government & Agency........................................................73%
Corporate Bonds............................................................27%
--------------------------------------------------------------------------------
Based on total investments as of June 30, 2004.
Subject to change.

--------------------------------------------------------------------------------
JUNE 30, 2004

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
BOND FUND

--------------------------------------------------------------------------------
   PRINCIPAL
    AMOUNT                                                             VALUE
--------------------------------------------------------------------------------

CORPORATE BONDS - 26.7%
               AIG SunAmerica
$2,150,000     5.85%, 08/01/08..............................        $2,288,045
               Alabama Power Co.
     500,000     5.49%, 11/01/05 ...........................           518,722
               Anheuser-Busch Companies, Inc.
     375,000     5.75%, 04/01/10 ...........................           399,064
               Applied Materials, Inc.
     500,000     6.75%, 10/15/07 ...........................           547,933
               Berkshire Hathaway, Inc.
   1,000,000     4.20%, 12/15/10 ...........................           979,069
               Caterpillar Financial Services Corp.
   1,900,000     2.59%, 07/15/06 ...........................         1,879,552
               Computer Sciences Corp.
   1,000,000     3.50%, 04/15/08 ...........................           981,673
               M&I Bank
   1,500,000     2.90%, 08/18/09 ...........................         1,470,936
               Marsh & McLennan
                 Companies, Inc.
   1,025,000     4.85%, 02/15/13 ...........................           985,513
               Merrill Lynch & Co.
     750,000     6.00%, 02/17/09 ...........................           798,043
               Monsanto Co.
   1,000,000     6.11%, 02/03/05 ...........................         1,020,839
               Morgan Stanley
   1,500,000     3.875%, 01/15/09 ..........................         1,461,911
               Northern Trust Corp.
   1,000,000     2.875%, 12/15/06 ..........................           990,923
     465,000     7.10%, 08/01/09 ...........................           519,583
               SBC Communications, Inc.
   1,000,000     6.25%, 03/15/11 ...........................         1,065,466
               SYSCO Corp.
   1,500,000     7.00%, 05/01/06 ...........................         1,607,159
               Target Corp.
   1,000,000     6.35%, 01/15/11 ...........................         1,091,783
               Texaco Capital, Inc.
     250,000     5.70%, 12/01/08 ...........................           256,148
               United Tech Corp.
     500,000     7.00%, 09/15/06 ...........................           538,453
               Verizon Virginia, Inc.
   2,000,000     4.625%, 03/15/13 ..........................         1,870,758
               Wisconsin Electric Power Co.
     500,000     6.625%, 11/15/06 ..........................           536,162
                                                                 -------------
TOTAL CORPORATE BONDS
(Cost $21,707,750) - 26.7%..................................        21,807,735
                                                                 =============

--------------------------------------------------------------------------------
   PRINCIPAL
    AMOUNT                                                             VALUE
--------------------------------------------------------------------------------

GOVERNMENT-SPONSORED
ENTERPRISES - 37.1%
               Government National
                 Mortgage Association
$4,917         7.50%, 02/15/06..............................            $5,100
       8,098     8.00%, 06/20/06 ...........................             8,394
      11,013     8.50%, 07/15/06 ...........................            11,540
      24,904     8.00%, 08/15/06 ...........................            25,976
      16,785     7.50%, 08/20/06 ...........................            17,328
      12,520     7.50%, 09/15/06 ...........................            12,987
       9,235     7.50%, 04/15/07 ...........................             9,680
      26,518     7.50%, 03/20/09 ...........................            28,248
      64,139     6.00%, 05/15/09 ...........................            67,365
      34,407     7.00%, 05/15/09 ...........................            36,715
     104,221     6.00%, 04/15/11 ...........................           109,395
      68,470     6.50%, 10/15/11 ...........................            72,751
      95,550     6.50%, 02/15/12 ...........................           101,520
     117,370     6.00%, 02/20/13 ...........................           122,746
      79,238     6.00%, 03/20/13 ...........................            82,868
      93,738     6.00%, 08/15/13 ...........................            98,325
      85,535     6.00%, 08/20/13 ...........................            89,454
     120,413     6.00%, 12/20/13 ...........................           125,929
     122,858     6.00%, 01/20/14 ...........................           128,414
     137,989     6.00%, 02/15/14 ...........................           144,661
     109,653     6.00%, 02/20/14 ...........................           114,612
     117,823     6.00%, 05/15/14 ...........................           123,520
      91,133     7.00%, 08/20/15 ...........................            96,920
      53,696     6.00%, 03/15/16 ...........................            56,224
   1,392,767     3.1296%, 04/16/16 .........................         1,372,438
     187,822     6.00%, 04/20/16 ...........................           196,079
     698,417     6.00%, 05/15/16 ...........................           731,302
     103,227     6.50%, 05/15/16 ...........................           109,483
     202,452     6.00%, 07/20/16 ...........................           211,352
     202,033     6.00%, 08/15/16 ...........................           211,546
     314,829     7.00%, 09/20/16 ...........................           334,806
   1,457,995     5.50%, 11/15/16 ...........................         1,503,198
     435,920     6.00%, 11/15/16 ...........................           456,445
     515,990     5.50%, 01/15/17 ...........................           531,727
     646,134     6.50%, 01/15/17 ...........................           685,285
   1,083,639     5.50%, 03/20/17 ...........................         1,113,299
     427,424     5.50%, 06/20/17 ...........................           439,123
   1,526,305     5.50%, 08/15/17 ...........................         1,572,854
   1,574,842     5.50%, 10/15/17 ...........................         1,622,872
     434,395     6.00%, 10/15/17 ...........................           454,908
     304,279     5.50%, 10/20/17 ...........................           312,608
     784,755     6.00%, 10/20/17 ...........................           819,360
   1,647,335     5.50%, 11/15/17 ...........................         1,697,576
     598,408     5.00%, 02/15/18 ...........................           604,504

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 2004

--------------------------------------------------------------------------------
   PRINCIPAL
    AMOUNT                                                             VALUE
--------------------------------------------------------------------------------

GOVERNMENT-SPONSORED
ENTERPRISES (Continued)
               Government National
                 Mortgage Association
$2,220,511     5.00%, 04/15/18..............................        $2,243,129
     656,462     5.00%, 08/20/18 ...........................           661,148
     980,634     5.00%, 02/15/19 ...........................           989,911
      67,308     6.00%, 10/16/28 ...........................            67,303
     533,108     7.00%, 11/15/28 ...........................           567,732
   2,250,000     4.261%, 07/16/29 ..........................         2,147,731
   1,500,000     4.8597%, 02/16/30 .........................         1,480,980
   2,000,000     4.8906%, 04/16/31 .........................         1,970,224
     157,101     6.50%, 05/20/31 ...........................           164,035
      91,030     6.50%, 10/20/31 ...........................            95,048
   2,500,000     4.807%, 08/16/32 ..........................         2,449,355
     776,098     5.00%, 05/15/33 ...........................           754,338
                                                                 -------------
TOTAL GOVERNMENT-SPONSORED
ENTERPRISES
(Cost $30,435,198) - 37.1%..................................        30,262,371
                                                                 =============
U.S. GOVERNMENT AGENCIES - 27.0%
               Federal Farm Credit Bank
     200,000     6.70%, 10/11/06 ...........................           215,477
               Federal Home Loan Bank
   1,831,000     1.20%, 07/01/04 ...........................         1,831,000
   1,000,000     3.75%, 01/28/08 ...........................           999,784
     725,000     6.20%, 06/06/12 ...........................           747,724
               Federal Home Loan
                 Mortgage Corp.
     625,000     2.70%, 03/16/07 ...........................           614,808
               Federal National
                 Mortgage Association
      18,074     6.50%, 11/01/04 ...........................            18,265
     500,000     6.96%, 04/02/07 ...........................           546,473
   1,610,000     7.04%, 09/07/07 ...........................         1,624,733
     100,000     3.25%, 11/15/07 ...........................            98,668
   1,000,000     3.50%, 01/28/08 ...........................           986,635
     750,000     5.50%, 03/15/11 ...........................           785,554
     500,000     5.375%, 11/15/11 ..........................           517,639
   4,250,000     4.75%, 02/21/13 ...........................         4,109,567
               Private Export Funding
   1,000,000     5.53%, 04/30/06 ...........................         1,046,814
               Small Business Administration
     390,085     6.54%, 12/01/05 ...........................           407,343
     366,711     6.60%, 07/01/09 ...........................           384,980
      23,591     8.80%, 01/01/10 ...........................            25,229
      33,641     9.45%, 02/01/10 ...........................            36,253
     324,097     8.017%, 02/10/10 ..........................           358,303
     132,580     7.46%, 03/01/10 ...........................           141,551

--------------------------------------------------------------------------------
   PRINCIPAL
    AMOUNT                                                             VALUE
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES (Continued)
               Small Business Administration
$35,352        8.625%, 02/01/11.............................           $37,981
     344,947     6.64%, 02/10/11 ...........................           366,535
     322,667     5.97%, 03/01/11 ...........................           337,292
   1,284,779     6.09%, 07/01/11 ...........................         1,347,418
      20,830     8.85%, 08/01/11 ...........................            22,484
     666,117     5.55%, 09/01/11 ...........................           691,138
     496,105     5.886%, 09/01/11 ..........................           513,231
      29,470     8.60%, 09/01/11 ...........................            31,778
      55,770     8.25%, 11/01/11 ...........................            60,059
     171,547     7.60%, 01/01/12 ...........................           182,695
     200,104     7.40%, 08/01/12 ...........................           213,136
     190,721     7.05%, 09/01/12 ...........................           202,272
     107,507     7.55%, 11/01/12 ...........................           115,080
     257,607     8.15%, 02/01/15 ...........................           280,169
   1,177,707     6.44%, 06/01/21 ...........................         1,254,412
     866,140     6.34%, 08/01/21 ...........................           919,412
                                                                 -------------
TOTAL U.S. GOVERNMENT AGENCIES
(Cost $21,936,599) - 27.0%..................................        22,071,892
                                                                 =============
U.S. GOVERNMENT SECURITIES - 8.3%
               U.S. Treasury Note
     500,000     6.50%, 05/15/05 ...........................           519,297
      50,000     6.50%, 08/15/05 ...........................            52,410
   1,000,000     5.75%, 11/15/05 ...........................         1,045,899
   3,500,000     5.00%, 08/15/11 ...........................         3,654,903
               U.S. Treasury Strip
   2,000,000     08/15/11 ..................................         1,459,786
                                                                 -------------
TOTAL U.S. GOVERNMENT SECURITIES
(Cost $6,788,851) - 8.3%....................................         6,732,295
                                                                 =============
TOTAL INVESTMENTS
(Cost $80,868,398) - 99.1%..................................        80,874,293
Other assets less liabilities - 0.9%........................           748,874
                                                                 -------------
TOTAL NET ASSETS - 100.0%
(equivalent to $11.15 per share;
20,000,000 shares of $1.00 par value
capital shares authorized;
7,321,615 shares outstanding)...............................       $81,623,167
                                                                 =============

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------
JUNE 30, 2004

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
KANSAS TAX-EXEMPT BOND FUND(1)

OBJECTIVE:
The UMB Scout Kansas Tax-Exempt Bond Fund seeks current income exempt from regular federal income tax and Kansas state personal income tax by investing in municipal bonds or debt instruments.

What an interesting first six months of 2004 for Kansas, with the controversial proposal to reform the current school financing formula, the lack of supply of Kansas municipal bonds and the lack of direction in the investment markets.

In 1992, the Kansas Legislature adopted a new school funding law known as the "School District Finance and Quality Performance Act" which provided for a statewide uniform mill levy, an increase in state income and sales taxes, statewide distribution of certain revenues from those levies and taxes and a cap on spending per pupil. In 1992, this was an effort to shift the responsibility of funding public education from the local school districts to the state and to equalize the per-pupil spending. Over the last several years, some of the larger school districts have challenged certain aspects of the current funding and filed a lawsuit questioning the constitutionality of the funding formula. After much controversy and public banter, the Kansas Supreme Court has decided it will hear arguments on the legality of the current school funding financing on August 30, 2004.

In our opinion, the debate has not impacted the Fund as of yet. This ongoing debate does not restrict the Kansas school districts from their ability to levy taxes and disburse funds to repay the general obligation of their bonds. Also, we do not feel this controversy has affected the market value of the Kansas school district bonds that the Fund holds. We will stay abreast of the situation and will evaluate the Fund's holdings in accordance with any changes that develop.

One aspect that has affected the Fund is the lack of Kansas municipal bonds in the market. The lack of Kansas municipal bonds is two-fold. First, most municipalities have refunded any and all outstanding debt that could have been refunded. (Municipalities are limited to refunding their bond debt issues just twice.) Second, there has been a lack of bond proposals presented to taxpayers for voter approval and thus a lack of new bond issuance. This lack of supply in the bond market and the continued demand for Kansas double tax-free income has helped the Fund maintain its market value. However, the return's for the UMB Scout Kansas Tax-Exempt Bond Fund were less than the stated benchmarks because of the lower yields on Kansas bonds compared to other state-only municipal bond funds, which might carry higher yields.

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

The UMB Scout Kansas Tax-Exempt Bond Fund closed its fiscal year 2004 at $9.90 per share with a total return (including price change and reinvested distributions) of -1.24% for the quarter and 0.29% for the year ended June 30, 2004. One of the Fund's benchmarks, the Lehman Brothers 3-Year Municipal Index, posted a return of -1.22% for the quarter and 0.61% for the year. (Please see the accompanying tables for the Fund's longer-term performance and other important performance-related information.)

We believe this Fund could be an appropriate investment for Kansas or Missouri residents but please consult your financial and/or tax advisor to ensure the Fund is a good fit for your total investment picture.

Thank you for your continued support of the UMB Scout Funds.

M. KATHRYN GELLINGS
Scout Investment Advisors, Inc.

(1) Available only to residents of Kansas and Missouri. Income may be subject to federal Alternative Minimum Tax, as well as certain state and local taxes. Capital gains are not exempt from federal income tax.

--------------------------------------------------------------------------------
HYPOTHETICAL GROWTH OF $10,000
--------------------------------------------------------------------------------
UMBSCOUT KANSAS TAX-EXEMPT BOND FUND (UMBKX) as of June 30, 2004


                                       LEHMAN            LEHMAN
                                       BROTHERS         BROTHERS
                      UMB SCOUT         3-YEAR           5-YEAR
                  KANSAS TAX-EXEMPT   MUNICIPAL         MUNICIPAL
                      BOND FUND        INDEX(2)         INDEX(2)
                  -----------------   ---------         ---------

          2/23/98       10,000          10,000            10,000
          3/31/98        9,966          10,015            10,035
          6/30/98       10,062          10,128            10,147
          9/30/98       10,278          10,328            10,414
         12/31/98       10,342          10,429            10,499
          3/31/99       10,421          10,544            10,608
          6/30/99       10,325          10,498            10,477
          9/30/99       10,400          10,602            10,575
         12/31/99       10,413          10,633            10,576
          3/31/00       10,503          10,741            10,703
          6/30/00       10,626          10,889            10,872
          9/30/00       10,816          11,064            11,086
         12/31/00       11,082          11,296            11,393
          3/31/01       11,330          11,593            11,716
          6/30/01       11,433          11,734            11,831
          9/30/01       11,648          12,012            12,156
         12/31/01       11,641          12,040            12,100
          3/31/02       11,721          12,102            12,170
          6/30/02       11,989          12,457            12,671
          9/30/02       12,192          12,734            13,110
         12/31/02       12,249          12,850            13,222
          3/31/03       12,332          12,958            13,369
          6/30/03       12,501          13,073            13,612
          9/30/03       12,552          13,216            13,749
         12/31/03       12,587          13,194            13,768
          3/31/04       12,694          13,316            13,943
          6/30/04       12,537          13,153            13,644


(2) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

     Performance returns for the UMB Scout Kansas Tax-Exempt Bond Fund, Lehman Brothers 3-Year Municipal Index and Lehman Brothers 5-Year Municipal Index assume distributions were reinvested for the entire period.

     For illustrative purposes only; may not represent your returns.

--------------------------------------------------------------------------------
JUNE 30, 2004

--------------------------------------------------------------------------------
FUND DIVERSIFICATION
--------------------------------------------------------------------------------
UMB SCOUT KANSAS TAX-EXEMPT BOND FUND (UMBKX)
[PIE CHART]

Kansas.....................................................................98%
Other.......................................................................2%
--------------------------------------------------------------------------------
Based on total investments as of June 30, 2004.
Subject to change.

--------------------------------------------------------------------------------
COMPARATIVE RATES OF RETURN
--------------------------------------------------------------------------------
UMB SCOUT KANSAS TAX-EXEMPT BOND FUND (UMBKX)
as of June 30, 2004
                                                                         SINCE
                                              1 YEAR  3 YEARS  5 YEARS INCEPTION
--------------------------------------------------------------------------------
UMB SCOUT KANSAS TAX-EXEMPT BOND FUND          0.29%    3.12%    3.96%   3.62%
Lehman Brothers 3-Year Municipal Index(1)      0.61%    3.88%    4.61%   4.41%
Lehman Brothers 5-Year Municipal Index(1)      0.23%    4.87%    5.43%   5.01%
--------------------------------------------------------------------------------

     Inception - February 23, 1998.

     Returns for periods greater than one year are compounded average annual rates of return.

     The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-800-996-2862.

     The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1) Unmanaged index of stocks, bonds, mutual funds or commodities. It is not possible to invest directly in an index.

     Investment income may be subject to federal alternative minimum tax, as well as certain state and local taxes. Capital gains are not exempt from federal income tax.

--------------------------------------------------------------------------------
HISTORICAL PER-SHARE RECORD
--------------------------------------------------------------------------------
UMB SCOUT KANSAS TAX-EXEMPT BOND FUND (UMBKX)

                                      INCOME &                    CUMULATIVE(2)
                          NET        SHORT-TERM      LONG-TERM      VALUE PER
                         ASSET          GAINS          GAINS       SHARE PLUS
                         VALUE      DISTRIBUTION   DISTRIBUTION   DISTRIBUTIONS
--------------------------------------------------------------------------------
12/31/98.............. $ 10.01         $ 0.33         $    -        $ 10.34
12/31/99..............    9.68           0.40              -          10.40
12/31/00..............    9.87           0.41           0.01          11.02
12/31/01..............    9.97           0.39              -          11.51
12/31/02..............   10.15           0.33              -          12.02
12/31/03..............   10.09           0.32           0.02          12.30
06/30/04(3)...........    9.90           0.15              -          12.26
--------------------------------------------------------------------------------

(2)  Does not assume any compounding of reinvested distributions.
(3)  Six months only. Distributions typically occur in June and December.

     Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 2004

KANSAS TAX-EXEMPT BOND FUND

--------------------------------------------------------------------------------
   PRINCIPAL
    AMOUNT                                                             VALUE
--------------------------------------------------------------------------------

KANSAS - 96.7%
               Barton County, Kansas, Series A,
                 Unified School District 428
$150,000       4.75%, 09/01/11..............................          $155,182
               Concordia, Kansas,
                 Water & Sewer Rev.
      55,000     4.70%, 11/01/07 ...........................            58,432
               Derby, Kansas, G.O., Series A
      25,000     4.65%, 06/01/09 ...........................            25,738
               Douglas County, Kansas, Series A,
                 Unified School District 497
     200,000     4.30%, 09/01/05 ...........................           205,792
               Ellsworth, Kansas,
                 Public Building Rev.
      10,000     4.50%, 06/01/05 ...........................            10,092
      20,000     4.70%, 06/01/07 ...........................            20,235
               Emporia, Kansas, Temp., Series A
     150,000     3.00%, 12/01/04 ...........................           150,103
               Finney County, Kansas, G.O.
      50,000     5.50%, 10/01/04 ...........................            50,488
      50,000     4.30%, 12/01/11 ...........................            51,142
               Garden City, Kansas
      50,000     4.10%, 11/01/04 ...........................            50,419
               Hays, Kansas
      50,000     4.40%, 09/01/10 ...........................            51,541
               Johnson County, Kansas,
                 Park Facility
     100,000     4.90%, 09/01/09 ...........................           103,717
               Johnson County, Kansas,
                 Unified School District 229,
                 Series A
      50,000     5.125%, 10/01/06 ..........................            53,003
               Johnson County, Kansas,
                 Unified School District 232
     100,000     5.00%, 03/01/05 ...........................           102,309
               Johnson County, Kansas,
                 Unified School District 233
     250,000     4.00%, 09/01/12 ...........................           251,537
               Johnson County, Kansas,
                 Unified School District 512
      50,000     4.95%, 10/01/09 ...........................            52,730
     100,000     5.00%, 10/01/09 ...........................           104,710
     200,000     4.875%, 10/01/19 ..........................           208,192
               Johnson County, Kansas,
                 Water District 001, Water Rev.
     100,000     4.90%, 06/01/12 ...........................           105,674

--------------------------------------------------------------------------------
   PRINCIPAL
    AMOUNT                                                             VALUE
--------------------------------------------------------------------------------

KANSAS (Continued)
               Kansas State Dept. of Transportation,
                 Highway Rev.
$50,000        5.00%, 09/01/12..............................           $51,287
     475,000     Variable Rate, 09/01/20 ...................           475,000
               Kansas State Turnpike Authority,
                 Highway Rev.
     200,000     4.00%, 09/01/13 ...........................           200,682
               Leawood, Kansas, Series A
      50,000     4.35%, 09/01/04 ...........................            50,244
     100,000     4.40%, 09/01/13 ...........................           102,652
               Lenexa, Kansas
      35,000     5.00%, 09/01/05 ...........................            36,292
               Lyon County, Kansas, Sales Tax Rev.
     100,000     4.70%, 09/01/09 ...........................           104,491
               Merriam, Kansas
     115,000     3.00%, 10/01/06 ...........................           116,918
               Miami County, Kansas,
                 Unified School District 367
     100,000     4.35%, 09/01/05 ...........................           102,941
     100,000     4.30%, 09/01/11 ...........................           102,751
               Olathe, Kansas, Series 199
      80,000     4.25%, 04/01/08 ...........................            83,391
               Overland Park, Kansas,
                 Public Improvements, Series A
     100,000     4.125%, 09/01/08 ..........................           104,120
               Riley County, Kansas
     100,000     4.00%, 11/01/04 ...........................           100,879
               Russell, Kansas
     100,000     3.10%, 12/01/04 ...........................           100,514
               Sabetha, Kansas, Electric Rev.
      50,000     4.00%, 09/01/04 ...........................            50,189
               Salina, Kansas, Water & Sewer,
                 Series B
     175,000     2.50%, 08/01/06 ...........................           175,949
     100,000     4.40%, 10/01/08 ...........................           104,998
               Sedgwick County, Kansas,
                 Unified School District 260,
                 Series A
     200,000     4.00%, 10/01/06 ...........................           207,674
               Sedgwick County, Kansas,
                 Unified School District 261
      50,000     4.10%, 11/01/09 ...........................            51,960
               Sedgwick County, Kansas,
                 Unified School District 265
     340,000     5.40%, 10/01/05 ...........................           343,390
      50,000     4.25%, 10/01/08 ...........................            52,427

--------------------------------------------------------------------------------
JUNE 30, 2004

                                                         Continued on next page.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

JUNE 30, 2004

KANSAS TAX-EXEMPT BOND FUND (Continued)

--------------------------------------------------------------------------------
   PRINCIPAL
    AMOUNT                                                             VALUE
--------------------------------------------------------------------------------

KANSAS (Continued)
               Seward County, Kansas, Series A
$100,000       4.00%, 08/01/08..............................          $103,531
               Shawnee County, Kansas,
                 Unified School District 501
      50,000     4.30%, 02/01/05 ...........................            50,816
      50,000     4.00%, 08/01/06 ...........................            51,780
     150,000     4.625%, 08/01/13 ..........................           153,203
      75,000     4.625%, 08/01/14 ..........................            76,517
               Topeka, Kansas, Refunding &
                 Improvement Rev., Series A
     100,000     4.30%, 08/15/05 ...........................           101,273
               Topeka, Kansas, Water & Water
                 Pollution Control Utility Rev.,
                 Series A
     100,000     5.00%, 08/01/15 ...........................           103,996
     100,000     5.35%, 08/01/22 ...........................           103,733
               Wichita, Kansas, Series 752
     100,000     4.50%, 09/01/09 ...........................           102,569
               Wyandotte County, Kansas,
                 Unified School District 204
      35,000     4.80%, 09/01/07 ...........................            37,239
               Wyandotte County, Kansas,
                 Utility System Rev.
      50,000     4.25%, 09/01/09 ...........................            52,377
                                                                 -------------
TOTAL KANSAS
(Cost $5,383,258) - 96.7%...................................         5,466,819
                                                                 =============

--------------------------------------------------------------------------------
   PRINCIPAL
    AMOUNT                                                             VALUE
--------------------------------------------------------------------------------

PUERTO RICO - 1.9%
               Puerto Rico, Infrastructure
                 Financing Authority
$100,000       4.75%, 10/01/11..............................          $106,763
                                                                 -------------
TOTAL PUERTO RICO
(Cost $107,193) - 1.9%......................................           106,763
                                                                 =============
TOTAL INVESTMENTS
(Cost $5,490,451) - 98.6%...................................         5,573,582

Other assets less liabilities - 1.4%........................            81,671
                                                                 -------------
TOTAL NET ASSETS - 100.0%
(equivalent to $9.90 per share;
10,000,000 shares of $1.00 par value
capital shares authorized;
571,175 shares outstanding).................................        $5,655,253
                                                                 =============
See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
MONEY MARKET FUND
--------------------------------------------------------------------------------
OBJECTIVE:
The UMB Scout Money Market Fund seeks maximum income consistent with safety of principal and liquidity by investing in high-quality, short-term debt obligations. The Fund offers shares of two separate Portfolios, Federal and Prime.

The UMB Scout Money Market Fund Federal Portfolio calendar year-to-date had a return of 0.26% as of June 30, 2004. The Prime Portfolio posted a return of 0.26% for the same time period. The Federal Open Market Committee ("FOMC") shifted its stance and raised its target on the Federal Funds rate by 0.25% to 1.25% on June 30, 2004.

J. ERIC KELLEY
Scout Investment Advisors, Inc.

--------------------------------------------------------------------------------
FUND DIVERSIFICATION
--------------------------------------------------------------------------------
UMB SCOUT MONEY MARKET FUND
FEDERAL PORTFOLIO (UMFXX)

[PIE CHART]
Agencies..................................................................100%
--------------------------------------------------------------------------------
Based on total investments as of June 30, 2004. Subject to change.

--------------------------------------------------------------------------------
FUND DIVERSIFICATION
--------------------------------------------------------------------------------
UMB SCOUT MONEY MARKET FUND
PRIME PORTFOLIO (UMPXX)

[PIE CHART]

Agencies...................................................................47%
Commercial Paper...........................................................53%
--------------------------------------------------------------------------------
Based on total investments as of June 30, 2004. Subject to change.

--------------------------------------------------------------------------------
JUNE 30, 2004

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 2004

MONEY MARKET FUND

--------------------------------------------------------------------------------
   PRINCIPAL
    AMOUNT                                                             VALUE
--------------------------------------------------------------------------------

FEDERAL PORTFOLIO
U.S. GOVERNMENT AGENCIES - 100.9%
               Federal Home Loan Bank
$13,000,000    1.32%, 07/02/04..............................       $12,999,635
  10,000,000     1.15%, 07/14/04 ...........................         9,995,847
  15,000,000     1.15%, 07/16/04 ...........................        14,992,812
  10,000,000     1.18%, 07/21/04 ...........................         9,993,445
  15,000,000     1.23%, 07/23/04 ...........................        14,988,725
   5,000,000     Variable Rate, 09/17/04 ...................         4,999,569
   5,000,000     1.51%, 04/26/05, callable .................         5,000,000
               Federal Home Loan Mortgage Corp.
   7,000,000     1.04%, 07/06/04 ...........................         6,998,979
  13,000,000     1.12%, 07/07/04 ...........................        12,997,573
  12,000,000     1.10%, 07/08/04 ...........................        11,997,433
   9,000,000     1.13%, 07/13/04 ...........................         8,996,610
  10,000,000     1.175%, 07/20/04 ..........................         9,993,799
   5,000,000     1.40%, 08/11/04 ...........................         5,000,000
               Federal National
                 Mortgage Association
   8,115,000     1.20%, 07/06/04 ...........................         8,113,783
  22,000,000     1.07%, 07/09/04 ...........................        21,994,949
   8,000,000     1.22%, 07/12/04 ...........................         7,997,018
   4,000,000     1.135%, 07/14/04 ..........................         3,998,361
  10,000,000     1.13%, 07/15/04 ...........................         9,995,606
  11,000,000     1.13%, 07/19/04 ...........................        10,993,785
  10,000,000     1.08%, 07/21/04 ...........................         9,994,000
  10,000,000     1.26%, 07/28/04 ...........................         9,991,113
                                                                 -------------

TOTAL INVESTMENTS
(Cost $212,033,042) - 100.9%................................       212,033,042

Liabilities less other assets - (0.9)%......................       (1,831,444)
                                                                 -------------
TOTAL NET ASSETS - 100.0%
(equivalent of $1.00 per share;
750,000,000 shares of $0.01 par value
capital shares authorized;
210,235,754 shares outstanding) ............................      $210,201,598
                                                                 =============

--------------------------------------------------------------------------------
   PRINCIPAL
    AMOUNT                                                             VALUE
--------------------------------------------------------------------------------


PRIME PORTFOLIO
COMMERCIAL PAPER - 53.2%
               Abbott Laboratories
$10,400,000    1.13%, 07/13/04..............................       $10,396,083
   5,000,000     1.25%, 07/27/04 ...........................         4,995,486
               AIG Capital Funding
  10,000,000     1.12%, 07/12/04 ...........................         9,996,578
  10,000,000     1.13%, 07/15/04 ...........................         9,995,606
               American Express Co.
  10,000,000     1.16%, 07/22/04 ...........................         9,993,233
  10,000,000     1.26%, 07/29/04 ...........................         9,990,200
               BellSouth Corp.
  10,750,000     1.23%, 07/07/04 ...........................        10,747,796
               Bristol-Myers Squibb Co.
  10,000,000     1.20%, 07/08/04 ...........................         9,997,667
               Cardinal Health, Inc.
   5,000,000     1.20%, 07/02/04 ...........................         4,999,833
               ChevronTexaco Corp.
  10,000,000     1.15%, 07/19/04 ...........................         9,994,250
               Coca-Cola Co.
  10,000,000     1.11%, 07/12/04 ...........................         9,996,608
  10,000,000     1.22%, 07/23/04 ...........................         9,992,544
               Du Pont (E.I.) de Nemours & Co.
  10,000,000     1.10%, 07/08/04 ...........................         9,997,861
               Gannett Co., Inc.
  10,000,000     1.08%, 07/08/04 ...........................         9,997,900
  10,000,000     1.20%, 07/20/04 ...........................         9,993,667
               Gilette Co.
  20,000,000     1.40%, 07/01/04 ...........................        20,000,000
               Hershey Foods Corp.
  12,000,000     1.06%, 07/02/04 ...........................        11,999,647
               International Business
                 Machines Corp.
  10,000,000     1.16%, 07/21/04 ...........................         9,993,555
  10,000,000     1.16%, 07/22/04 ...........................         9,993,233
               Medtronic, Inc.
   5,000,000     1.24%, 07/28/04 ...........................         4,995,350

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 2004

MONEY MARKET FUND (Continued)
--------------------------------------------------------------------------------
   PRINCIPAL
    AMOUNT                                                             VALUE
--------------------------------------------------------------------------------

PRIME PORTFOLIO
Commercial Paper (Continued)
               Merrill Lynch & Co.
$19,000,000    1.43%, 07/01/04..............................       $19,000,000
               Pepsi, Inc.
  10,000,000     1.25%, 07/12/04 ...........................         9,996,181
               Pfizer, Inc.
  10,000,000     1.15%, 07/16/04 ...........................         9,995,208
  10,000,000     1.15%, 07/20/04 ...........................         9,993,930
               President & Fellows Harvard
  10,000,000     1.20%, 07/26/04 ...........................         9,991,667
               Procter & Gamble Co.
   5,000,000     1.13%, 07/12/04 ...........................         4,998,274
  10,000,000     1.19%, 07/26/04 ...........................         9,991,736
   5,000,000     1.22%, 07/27/04 ...........................         4,995,594
               Snap-On, Inc.
  10,250,000     1.09%, 07/06/04 ...........................        10,248,448
               State Street Corp.
  15,000,000     1.10%, 07/07/04 ...........................        14,997,250
               Wal-Mart Stores, Inc.
  10,000,000     1.19%, 07/27/04 ...........................         9,991,406
                                                                 -------------
TOTAL Commercial Paper
(Cost $312,266,791) - 53.2%.................................       312,266,791
                                                                 =============

--------------------------------------------------------------------------------
PRINCIPAL
    AMOUNT                                                                 Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 47.0%
               Federal Home Loan Bank
$4,000,000     1.32%, 07/02/04..............................        $3,999,888
  10,000,000     1.05%, 07/07/04 ...........................         9,998,250
  10,000,000     1.15%, 07/14/04 ...........................         9,995,847
   5,000,000     1.15%, 07/16/04 ...........................         4,997,604
  10,000,000     1.18%, 07/21/04 ...........................         9,993,444
  19,000,000     1.23%, 07/23/04 ...........................        18,986,647
   5,000,000     Variable Rate, 09/17/04 ...................         4,999,569
   5,000,000     1.51%, 04/26/05 ...........................         5,000,000
   7,000,000     1.58%, 05/20/05 ...........................         7,000,000
  10,000,000     2.00%, 06/01/05 ...........................        10,000,000
               Federal Home Loan Mortgage Corp.
   2,000,000     1.25%, 07/01/04 ...........................         2,000,000
  10,000,000     1.04%, 07/06/04 ...........................         9,998,556
   3,000,000     1.10%, 07/08/04 ...........................         2,999,358
  11,000,000     1.13%, 07/13/04 ...........................        10,995,857
  10,000,000     1.22%, 07/15/04 ...........................         9,995,256
   5,000,000     1.175%, 07/20/04 ..........................         4,996,899
   2,000,000     1.25%, 07/27/04 ...........................         1,998,194
  10,000,000     1.40%, 08/11/04 ...........................        10,000,000
               Federal National
                 Mortgage Association
  33,000,000     1.07%, 07/09/04 ...........................        32,992,424
  16,000,000     1.135%, 07/14/04 ..........................        15,993,388
  10,000,000     1.13%, 07/15/04 ...........................         9,995,606
  15,000,000     1.11%, 07/16/04 ...........................        14,993,063
  19,000,000     1.13%, 07/19/04 ...........................        18,989,265
  10,000,000     1.13%, 07/20/04 ...........................         9,994,036
  10,000,000     1.08%, 07/21/04 ...........................         9,994,000
  25,000,000     1.26%, 07/28/04 ...........................        24,976,938
                                                                 -------------
TOTAL U.S. GOVERNMENT AGENCIES
(Cost $275,884,089) - 47.0%.................................       275,884,089
                                                                 =============
TOTAL INVESTMENTS
(Cost $588,150,880) - 100.2%................................       588,150,880

Liabilites less other assets - (0.2)%.......................       (1,192,574)
                                                                 -------------
TOTAL NET ASSETS - 100.0%
(equivalent to $1.00 per share;
1,500,000,000 shares of $0.01 par value
capital shares authorized;
586,987,816 shares outstanding).............................      $586,958,306
                                                                 =============

Valuation of securities is on the basis of amortized cost, which approximates market value.

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
JUNE 30, 2004

--------------------------------------------------------------------------------
TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------

OBJECTIVE:
The UMB Scout Tax-Free Money Market Fund seeks the highest level of income exempt from federal income tax consistent with quality and maturity standards.

The UMB Scout Tax-Free Money Market Fund calendar year-to-date had a return of 0.23% as of June 30, 2004. The Federal Open Market Committee ("FOMC") shifted its stance and raised its target on the Federal Funds rate by 0.25% to 1.25% on June 30, 2004.

J. ERIC KELLEY
Scout Investment Advisors, Inc.

--------------------------------------------------------------------------------
FUND DIVERSIFICATION
--------------------------------------------------------------------------------
UMB SCOUT TAX-FREE MONEY MARKET FUND (UMTXX)

[PIE CHART]

Demand Notes...............................................................64%
Commercial Paper...........................................................36%
--------------------------------------------------------------------------------
Based on total investments as of June 30, 2004.
Subject to change.

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
TAX-FREE MONEY MARKET FUND

--------------------------------------------------------------------------------
   PRINCIPAL
    AMOUNT                                                             VALUE
--------------------------------------------------------------------------------

ARIZONA
               Mesa, Arizona Municipal
                 Development Corp.,
                 Commercial Paper
  $1,000,000     0.99%, 07/06/04 ...........................        $1,000,000
   2,000,000     1.09%, 07/12/04 ...........................         2,000,000
               Salt River Project, Arizona,
                 Commercial Paper
   2,000,000     1.06%, 07/02/04 ...........................         2,000,000
   4,000,000     1.07%, 07/21/04 ...........................         4,000,000

CONNECTICUT
               Connecticut State Health
                 & Education
   1,000,000     Variable Rate, 05/15/14 ...................         1,000,000
   1,500,000     Variable Rate, 02/15/21 ...................         1,500,000
   1,500,000     Variable Rate, 07/01/29 ...................         1,500,000
               Connecticut State Housing
                 Finance Authority
   3,500,000     Variable Rate, 11/15/28 ...................         3,500,000

DELAWARE
               Delaware County
   2,600,000     Variable Rate, 12/01/15 ...................         2,600,000

FLORIDA
               Dade County, Florida,
                 Industrial Development
     600,000     Variable Rate, 06/01/21 ...................           600,000
               Florida Housing Finance Agency
   5,700,000     Variable Rate, 12/01/05 ...................         5,700,000
   2,500,000     Variable Rate, 12/01/05 ...................         2,500,000
   5,750,000     Variable Rate, 08/01/06 ...................         5,750,000
               Orlando, Florida,
                 Utility Commission,
                 Commercial Paper
   6,000,000     1.02%, 07/13/04 ...........................         6,000,000
               Sunshine State, Commercial Paper
   1,500,000     1.08%, 07/08/04 ...........................         1,500,000
   1,685,000     1.08%, 07/08/04 ...........................         1,685,000
   1,500,000     1.09%, 07/22/04 ...........................         1,500,000

--------------------------------------------------------------------------------
   PRINCIPAL
    AMOUNT                                                             VALUE
--------------------------------------------------------------------------------

GEORGIA
               Cobb County, Georgia,
                 Housing Authority
                 Multifamily Housing
$2,100,000     Variable Rate, 09/15/26......................        $2,100,000
               Fulton County, Georgia,
                 Housing Authority
                 Multifamily Housing
   1,000,000     Variable Rate, 09/15/26 ...................         1,000,000

ILLINOIS
               Illinois Development Finance
                 Authority Poll
     910,000     Variable Rate, 11/01/12 ...................           910,000

INDIANA
               St. Joseph County, Indiana,
                 Educational Facilities
   1,800,000     Variable Rate, 03/01/37 ...................         1,800,000

KANSAS
               Kansas, State Dept. of Transportation,
                 Highway Revenue
   5,000,000     Variable Rate, 03/01/12 ...................         5,000,000
   2,000,000     Variable Rate, 09/01/20 ...................         2,000,000

MARYLAND
               Montgomery County, Maryland,
                 Housing Authority
                 Multifamily Housing
     550,000     Variable Rate, 08/01/15 ...................           550,000

MASSACHUSETTS
               Massachusetts State Health
                 & Educational
   2,900,000     Variable Rate, 08/01/15 ...................         2,900,000
   2,000,000     Variable Rate, 11/01/26 ...................         2,000,000

MISSISSIPPI
               Jackson County, Mississippi,
                 Port Facilities
   1,750,000     Variable Rate, 06/01/23 ...................         1,750,000

--------------------------------------------------------------------------------
JUNE 30, 2004

                                                         Continued on next page.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 2004

TAX-FREE MONEY MARKET FUND (Continued)

--------------------------------------------------------------------------------
   PRINCIPAL
    AMOUNT                                                             VALUE
--------------------------------------------------------------------------------

MISSOURI
               Missouri, State Health & Educational
$500,000       Variable Rate, 09/01/30......................          $500,000
   1,200,000     Variable Rate, 09/01/30 ...................         1,200,000
   2,300,000     Variable Rate, 03/01/40 ...................         2,300,000
               University of Missouri
   1,080,000     4.15%, 11/01/04 ...........................         1,091,169

NEBRASKA
               Lincoln, Nebraska,
                 Electrical Systems,
                 Commercial Paper
   2,000,000     1.07%, 07/06/04 ...........................         2,000,000
   3,500,000     1.07%, 08/02/04 ...........................         3,500,000
               Omaha, Nebraska,
                 Public Power, Commercial Paper
   1,500,000     1.08%, 07/08/04 ...........................         1,500,000
   1,000,000     1.06%, 07/14/04 ...........................         1,000,000

NEVADA
               Clark County, Nevada, School District
   4,300,000     Variable Rate, 06/15/21 ...................         4,300,000

NEW JERSEY
               New Jersey Educational Facilities
   2,000,000     Variable Rate, 07/01/23 ...................         2,000,000

OHIO
               Ohio State University
   2,600,000     Variable Rate, 12/01/19 ...................         2,600,000

PENNSYLVANIA
               Beaver County, Pennsylvania,
                 Pollution Control
   2,650,000     Variable Rate, 12/01/20 ...................         2,650,000

--------------------------------------------------------------------------------
   PRINCIPAL
    AMOUNT                                                             VALUE
--------------------------------------------------------------------------------

TENNESSEE
               Metro Nashville, Tennessee
                 Government
$7,540,000     Variable Rate, 11/01/33......................        $7,540,000

TEXAS
               Dallas, Texas, Rapid Transit
   3,000,000     1.07%, 07/06/04 ...........................         3,000,000
               Gulf Coast Waste Disposal, Texas
   1,500,000     Variable Rate, 06/01/20 ...................         1,500,000
   2,500,000     Variable Rate, 10/01/24 ...................         2,500,000
               Harris County, Texas,
                 Commercial Paper
   3,000,000     1.06%, 07/07/04 ...........................         3,000,000
               Houston
   7,000,000     1.05%, 07/15/04 ...........................         7,000,000
               San Antonio, Texas, Water
   3,000,000     1.06%, 07/07/04 ...........................         3,000,000
               Texas PFA
   1,000,000     1.08%, 07/08/04 ...........................         1,000,000
   3,400,000     1.08%, 07/09/04 ...........................         3,400,000
               Texas State
     500,000     2.00%, 08/31/04 ...........................           500,649

UTAH
               Intermountain Power Agency, Utah,
                 Commercial Paper
   2,400,000     1.05%, 07/07/04 ...........................         2,400,000
               Salt Lake City, Utah,
                 Pollution Control
   7,300,000     Variable Rate, 02/01/08 ...................         7,300,000

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 2004

TAX-FREE MONEY MARKET FUND (Continued)

--------------------------------------------------------------------------------
   PRINCIPAL
    AMOUNT                                                             VALUE
--------------------------------------------------------------------------------

WASHINGTON
               Seattle, Washington, Water System
$1,800,000     Variable Rate, 09/01/25......................        $1,800,000
               Washington State, 96A
   5,900,000     Variable Rate, 06/01/20 ...................         5,900,000
               Washington State,
                 Public Power Supply #1
   1,200,000     Variable Rate, 07/01/17 ...................         1,200,000
               Washington State,
                 Public Power Supply #2a1
   1,200,000     Variable Rate, 07/01/12 ...................         1,200,000
               Washington State,
                 Public Power Supply #2a2
   1,600,000     Variable Rate, 07/01/12 ...................         1,600,000

WISCONSIN
               Wisconsin State Government,
                 Commercial Paper
   3,046,000     1.11%, 07/06/04 ...........................         3,046,000

--------------------------------------------------------------------------------
   PRINCIPAL
    AMOUNT                                                             VALUE
--------------------------------------------------------------------------------

WYOMING
               Lincoln County, Wyoming,
                 Pollution Control
    $300,000     Variable Rate, 11/01/14 ...................          $300,000
     840,000     Variable Rate, 11/01/14 ...................           840,000
   1,100,000     Variable Rate, 08/01/15 ...................         1,100,000
                                                                 -------------

TOTAL INVESTMENTS
(Cost $148,112,818) - 101.4%................................       148,112,818

Liabilities less other assets - (1.4)%......................       (1,981,921)
                                                                 -------------
TOTAL NET ASSETS - 100.0%
(equivalent to $1.00 per share;
1,000,000,000 shares of $0.01 par value
capital shares authorized;
146,211,830 shares outstanding).............................      $146,130,897
                                                                ==============

Valuation of securities is on the basis of amortized cost, which approximates market value.

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
JUNE 30, 2004

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2004
(IN THOUSANDS EXCEPT PER SHARE DATA)


------------------------------------------------------------------------------------------------------------------------------------
                                                              STOCK       STOCK SELECT   EQUITY INDEX    SMALL CAP      WORLDWIDE
                                                               FUND           FUND           FUND           FUND           FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investment securities at cost .......................       $109,725        $21,687        $38,009        $91,808       $583,859
                                                       =============================================================================
  Investment securities at value ......................       $126,676        $24,382        $43,296       $114,136       $723,282
  Cash  ...............................................              -              -          1,346             33              -
  Receivables:
     Investments sold..................................              -              -             80              -            752
     Dividends.........................................            145             26             60             20          1,241
     Interest..........................................              -              -              -              -              -
     Fund shares sold..................................             22             18             23          1,390          1,652
  Prepaid and other assets ............................             19             15              -             18             43
                                                       -----------------------------------------------------------------------------
       Total assets ...................................        126,862         24,441         44,805        115,597        726,970
                                                       -----------------------------------------------------------------------------
LIABILITIES:
  Disbursements in excess of demand deposit money .....             27              4              -              -             39
  Payables:
     Investments purchased.............................              -              -          1,430          7,325          1,639
     Fund shares redeemed..............................             94              2              3             12            153
     Income payable....................................              -              -              -              -              -
     Management fees...................................            103             20             12             71            720
     Government fees...................................              -              -              -              3             19
                                                       -----------------------------------------------------------------------------
       Total liabilities ..............................            224             26          1,445          7,411          2,570
                                                       -----------------------------------------------------------------------------
NET ASSETS.............................................       $126,638        $24,415        $43,360       $108,186       $724,400
                                                       =============================================================================
NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital) .........       $107,020        $25,719        $48,893        $82,906       $629,709
  Accumulated undistributed income:
     Net investment income.............................             55              5             21              -            387
     Net realized gain (loss) on investment and foreign
       currency transactions ..........................          2,612        (4,004)       (10,841)          2,952       (45,119)
  Net unrealized appreciation on investments
     and translation of assets and liabilities
     in foreign currencies.............................         16,951          2,695          5,287         22,328        139,423
                                                       -----------------------------------------------------------------------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES............       $126,638        $24,415        $43,360       $108,186       $724,400
                                                       =============================================================================
Capital Shares, $1.00 par value ($0.01 par value
  for Money Market and Tax-Free Money Market Fund)
  Authorized ..........................................         20,000         10,000      Unlimited      Unlimited         50,000
                                                       =============================================================================
  Outstanding .........................................          8,470          2,906          5,539          7,272         33,962
                                                       =============================================================================
NET ASSET VALUE PER SHARE..............................         $14.95          $8.40          $7.83         $14.88         $21.33
                                                       =============================================================================

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT


------------------------------------------------------------------------------------------------------------------------------------
                                                            WORLDWIDE
                                                              SELECT       TECHNOLOGY       ENERGY        BALANCED         BOND
                                                               FUND           FUND           FUND           FUND           FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investment securities at cost .......................        $59,364         $5,774         $2,172         $1,380        $80,868
  Investment securities at value ......................        $69,379         $7,004         $2,759         $1,485        $80,874
  Cash  ...............................................             14              -              -              -              1
  Receivables:
     Investments sold..................................              -              -              -             15              -
     Dividends.........................................            136              -              3              1              -
     Interest..........................................              -              -              -              5            868
     Fund shares sold..................................            132              1              1              -            273
  Prepaid and other assets ............................             20              -              -              -             18
                                                       -----------------------------------------------------------------------------
       Total assets ...................................         69,681          7,005          2,763          1,506         82,034
                                                       -----------------------------------------------------------------------------
LIABILITIES:
  Disbursements in excess of demand deposit money .....              -              -              -              8              -
  Payables:
     Investments purchased.............................              -              -              -             15              -
     Fund shares redeemed..............................             60              -              3              -             89
     Income payable....................................              -              -              -              -            255
     Management fees...................................             69              7              2              1             67
     Government fees...................................              1              -              -              -              -
                                                       -----------------------------------------------------------------------------
       Total liabilities ..............................            130              7              5             24            411
                                                       -----------------------------------------------------------------------------
NET ASSETS.............................................        $69,551         $6,998         $2,758         $1,482        $81,623
                                                       =============================================================================
NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital) .........        $68,996        $19,058         $2,301         $1,664        $81,490
  Accumulated undistributed income:
     Net investment income.............................             38              -              1              2              1
     Net realized gain (loss) on investment and foreign
       currency transactions ..........................        (9,498)       (13,290)          (131)          (289)            126
  Net unrealized appreciation on investments
     and translation of assets and liabilities
     in foreign currencies.............................         10,015          1,230            587            105              6
                                                       -----------------------------------------------------------------------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES............        $69,551         $6,998         $2,758         $1,482        $81,623
                                                       =============================================================================
Capital Shares, $1.00 par value ($0.01 par value
  for Money Market Funds and Tax-Free
  Money Market Fund)
  Authorized ..........................................         10,000      Unlimited      Unlimited         10,000         20,000
                                                       =============================================================================
  Outstanding .........................................          6,634          2,290            233            169          7,322
                                                       =============================================================================
NET ASSET VALUE PER SHARE..............................         $10.48          $3.06         $11.85          $8.75         $11.15
                                                       =============================================================================



------------------------------------------------------------------------------------------------------------------------------------
                                                                             MARKET      MONEY MARKET
                                                              KANSAS          FUND           FUND         TAX-FREE
                                                            TAX-EXEMPT      FEDERAL         PRIME       MONEY MARKET
                                                            BOND FUND      PORTFOLIO      PORTFOLIO         FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investment securities at cost .......................         $5,490       $212,033       $588,151       $148,113
  Investment securities at value ......................         $5,574       $212,033       $588,151       $148,113
  Cash  ...............................................             22              -              -              -
  Receivables:
     Investments sold..................................              -              -              -              -
     Dividends.........................................              -              -              -              -
     Interest..........................................             70             45            108            134
     Fund shares sold..................................              5             16             96              5
  Prepaid and other assets ............................              2             26             52             22
                                                       -----------------------------------------------------------------------------
       Total assets ...................................          5,673        212,120        588,407        148,274
                                                       -----------------------------------------------------------------------------
LIABILITIES:
  Disbursements in excess of demand deposit money .....              -          1,694            515          2,007
  Payables:
     Investments purchased.............................              -              -              -              -
     Fund shares redeemed..............................              -             16            378              -
     Income payable....................................             15            101            278             64
     Management fees...................................              3            107            278             72
     Government fees...................................              -              -              -              -
                                                       -----------------------------------------------------------------------------
       Total liabilities ..............................             18          1,918          1,449          2,143
                                                       -----------------------------------------------------------------------------
NET ASSETS.............................................         $5,655       $210,202       $586,958       $146,131
                                                       =============================================================================
NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital) .........         $5,571       $210,202       $586,959       $146,157
  Accumulated undistributed income:
     Net investment income.............................              -              -              -              -
     Net realized gain (loss) on investment and foreign
       currency transactions ..........................              -              -            (1)           (26)
  Net unrealized appreciation on investments
     and translation of assets and liabilities
     in foreign currencies.............................             84              -              -              -
                                                       -----------------------------------------------------------------------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES............         $5,655       $210,202       $586,958       $146,131
                                                       =============================================================================
Capital Shares, $1.00 par value ($0.01 par value
  for Money Market Funds and Tax-Free
  Money Market Fund)
  Authorized ..........................................         10,000        750,000      1,500,000      1,000,000
                                                       =============================================================================
  Outstanding .........................................            571        210,236        586,988        146,212
                                                       =============================================================================
NET ASSET VALUE PER SHARE..............................          $9.90          $1.00          $1.00          $1.00
                                                       =============================================================================



--------------------------------------------------------------------------------
JUNE 30, 2004

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

FOR THE YEAR ENDED JUNE 30, 2004
(IN THOUSANDS)


------------------------------------------------------------------------------------------------------------------------------------
                                                              STOCK       STOCK SELECT   EQUITY INDEX    SMALL CAP      WORLDWIDE
                                                               FUND           FUND           FUND           FUND           FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest income .....................................           $104            $14             $1            $79           $831
  Dividend income .....................................          1,653            272            745            350         10,820
                                                       -----------------------------------------------------------------------------
     Total investment income ..........................          1,757            286            746            429         11,651
                                                       -----------------------------------------------------------------------------
EXPENSES:
  Management fees .....................................          1,095            176            129            532          6,405
  Government fees .....................................             18             17              -             21             90
  Insurance fees ......................................              4              1              -              2             17
                                                       -----------------------------------------------------------------------------
     Total expenses....................................          1,117            194            129            555          6,512
                                                       -----------------------------------------------------------------------------
  Net investment income (loss) ........................            640             92            617          (126)          5,139
                                                       -----------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY:
  Net realized gain (loss) from investment and
     foreign currency transactions.....................          5,922           (50)        (2,368)          6,685        (6,461)
  Net increase (decrease) in unrealized
     appreciation on investments and translation
     of assets and liabilities
     in foreign currencies.............................          8,439          2,309          9,010         15,277        128,488
                                                       -----------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currencies................         14,361          2,259          6,642         21,962        122,027
                                                       -----------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS.........................        $15,001         $2,351         $7,259        $21,836       $127,166
                                                       =============================================================================

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT


------------------------------------------------------------------------------------------------------------------------------------
                                                            WORLDWIDE
                                                              SELECT       TECHNOLOGY       ENERGY        BALANCED         BOND
                                                               FUND           FUND           FUND           FUND           FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest income .....................................            $30             $3             $-            $22         $4,219
  Dividend income .....................................          1,125              7             33             10              -
                                                       -----------------------------------------------------------------------------
     Total investment income ..........................          1,155             10             33             32          4,219
                                                       -----------------------------------------------------------------------------
EXPENSES:
  Management fees .....................................            597             82             16             11            774
  Government fees .....................................             26              -              -              -             18
  Insurance fees ......................................              2              -              -              -              3
                                                       -----------------------------------------------------------------------------
     Total expenses....................................            625             82             16             11            795
                                                       -----------------------------------------------------------------------------
  Net investment income (loss) ........................            530           (72)             17             21          3,424
                                                       -----------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY:
  Net realized gain (loss) from investment and
     foreign currency transactions.....................        (1,341)          1,305             47           (14)            199
  Net increase (decrease) in unrealized
     appreciation on investments and translation
     of assets and liabilities
     in foreign currencies.............................         13,686            456            509             82        (4,113)
                                                       -----------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currencies................         12,345          1,761            556             68        (3,914)
                                                       -----------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS.........................        $12,875         $1,689           $573            $89         $(490)




------------------------------------------------------------------------------------------------------------------------------------
                                                                             MARKET      MONEY MARKET
                                                              KANSAS          FUND           FUND         TAX-FREE
                                                            TAX-EXEMPT      FEDERAL         PRIME       MONEY MARKET
                                                            BOND FUND      PORTFOLIO      PORTFOLIO         FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest income .....................................           $215         $2,907         $8,197         $1,777
  Dividend income .....................................              -              -              -              -
                                                       -----------------------------------------------------------------------------
     Total investment income ..........................            215          2,907          8,197          1,777
                                                       -----------------------------------------------------------------------------
EXPENSES:
  Management fees .....................................             30          1,408          3,932            955
  Government fees .....................................              2             18             18             17
  Insurance fees ......................................              -             13             38              8
                                                       -----------------------------------------------------------------------------
     Total expenses....................................             32          1,439          3,988            980
                                                       -----------------------------------------------------------------------------
  Net investment income (loss) ........................            183          1,468          4,209            797
                                                       -----------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY:
  Net realized gain (loss) from investment and
     foreign currency transactions.....................              1              -              -              -
  Net increase (decrease) in unrealized
     appreciation on investments and translation
     of assets and liabilities
     in foreign currencies.............................          (186)              -              -              -
                                                       -----------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currencies................          (185)              -              -              -
                                                       -----------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS.........................           $(2)         $1,468         $4,209           $797
                                                       =============================================================================



--------------------------------------------------------------------------------
JUNE 30, 2004

-------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
(IN THOUSANDS)


------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                          EQUITY
                                                                   STOCK FUND                 STOCK SELECT FUND         INDEX FUND
                                                            -------------------------     -------------------------   -------------
                                                            YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                          JUNE 30, 2004  JUNE 30, 2003  JUNE 30, 2004  JUNE 30, 2003  JUNE 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) ........................           $640           $734            $92           $118           $617
  Net realized gain (loss) from investment
     and foreign currency transactions.................          5,922          1,027           (50)        (1,417)        (2,368)
  Net increase (decrease) in unrealized
     appreciation on investments and translation of
     assets and liabilities in foreign currencies......          8,439        (3,638)          2,309          1,419          9,010
                                                       -----------------------------------------------------------------------------
  Net increase (decrease) in net assets
     resulting from operations.........................         15,001        (1,877)          2,351            120          7,259

DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income ...............................          (652)          (821)           (94)          (120)          (629)
  Net realized gain from investment and
     foreign currency transactions.....................              -              -              -              -              -
                                                       -----------------------------------------------------------------------------
  Total distributions to shareholders .................          (652)          (821)           (94)          (120)          (629)

CAPITAL SHARE TRANSACTIONS:
  Shares sold .........................................         71,954         22,339         11,078          5,595         19,331
  Shares issued for reinvestment of distributions .....            605            728             79             96            560
  Redemption Fees .....................................              -              -              -              -              -
                                                       -----------------------------------------------------------------------------
                                                                72,559         23,067         11,157          5,691         19,891
  Shares redeemed .....................................       (50,397)       (27,877)        (6,309)        (2,411)       (23,822)
                                                       -----------------------------------------------------------------------------
  Net increase (decrease) from
     capital share transactions........................         22,162        (4,810)          4,848          3,280        (3,931)
                                                       -----------------------------------------------------------------------------
  Net increase (decrease) in net assets ...............         36,511        (7,508)          7,105          3,280          2,699

NET ASSETS:
  Beginning of period .................................         90,127         97,635         17,310         14,030         40,661
                                                       -----------------------------------------------------------------------------
  End of period .......................................       $126,638        $90,127        $24,415        $17,310        $43,360
                                                       =============================================================================

TRANSACTIONS IN SHARES:
  Shares sold .........................................          5,117          1,821          1,357            812          2,611
  Shares issued for reinvestment of distributions .....             40             55             10             13             74
  Shares redeemed .....................................        (3,468)        (2,255)          (782)          (350)        (3,218)
                                                       -----------------------------------------------------------------------------
  Net increase (decrease) .............................          1,689          (379)            585            475          (533)
                                                       =============================================================================


See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT


------------------------------------------------------------------------------------------------------------------------------------

                                                              EQUITY
                                                            INDEX FUND           SMALL CAP FUND                WORLDWIDE FUND
                                                          -------------    -------------------------     -------------------------
                                                            YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                          JUNE 30, 2003  JUNE 30, 2004  JUNE 30, 2003  JUNE 30, 2004  JUNE 30, 2003
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) ........................            591         $(126)          $(32)         $5,139         $4,330
  Net realized gain (loss) from investment
     and foreign currency transactions.................        (6,926)          6,685        (2,247)        (6,461)       (15,809)
  Net increase (decrease) in unrealized
     appreciation on investments and translation of
     assets and liabilities in foreign currencies......          6,395         15,277          3,409        128,488          7,001
                                                       -----------------------------------------------------------------------------
  Net increase (decrease) in net assets
     resulting from operations.........................             60         21,836          1,130        127,166        (4,478)

DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income ...............................          (598)              -           (21)        (5,145)        (4,395)
  Net realized gain from investment and
     foreign currency transactions.....................              -        (1,261)          (417)              -              -
                                                       -----------------------------------------------------------------------------
  Total distributions to shareholders .................          (598)        (1,261)          (438)        (5,145)        (4,395)

CAPITAL SHARE TRANSACTIONS:
  Shares sold .........................................         15,488         66,438         20,577        996,640      1,690,570
  Shares issued for reinvestment of distributions .....            537          1,018            368          4,961          4,052
  Redemption Fees .....................................              -              5              -             54              -
                                                       -----------------------------------------------------------------------------
                                                                16,025         67,461         20,945      1,001,655      1,694,622
  Shares redeemed .....................................       (18,457)       (36,221)        (7,849)      (845,037)    (1,645,235)
                                                       -----------------------------------------------------------------------------
  Net increase (decrease) from
     capital share transactions........................        (2,432)         31,240         13,096        156,618         49,387
                                                       -----------------------------------------------------------------------------
  Net increase (decrease) in net assets ...............        (2,970)         51,815         13,788        278,639         40,514

NET ASSETS:
  Beginning of period .................................         43,631         56,371         42,583        445,761        405,247
                                                       -----------------------------------------------------------------------------
  End of period .......................................        $40,661       $108,186        $56,371       $724,400       $445,761
                                                       =============================================================================

TRANSACTIONS IN SHARES:
  Shares sold .........................................          2,552          4,994          1,997         53,745        107,232
  Shares issued for reinvestment of distributions .....             84             81             38            235            242
  Shares redeemed .....................................        (2,975)        (2,978)          (807)       (46,121)      (104,160)
                                                       -----------------------------------------------------------------------------
  Net increase (decrease) .............................          (339)          2,097          1,228          7,859          3,314
                                                       =============================================================================



------------------------------------------------------------------------------------------------------------------------------------
                                                              WORLDWIDE SELECT FUND            TECHNOLOGY FUND
                                                            -------------------------     -------------------------
                                                            YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                          JUNE 30, 2004  JUNE 30, 2003  JUNE 30, 2004  JUNE 30, 2003
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) ........................           $530           $436          $(72)          $(74)
  Net realized gain (loss) from investment
     and foreign currency transactions.................        (1,341)        (3,058)          1,305        (4,990)
  Net increase (decrease) in unrealized
     appreciation on investments and translation of
     assets and liabilities in foreign currencies......         13,686            964            456          4,421
                                                       -----------------------------------------------------------------------------
  Net increase (decrease) in net assets
     resulting from operations.........................         12,875        (1,658)          1,689          (643)

DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income ...............................          (532)          (458)              -              -
  Net realized gain from investment and
     foreign currency transactions.....................              -              -              -              -
                                                       -----------------------------------------------------------------------------
  Total distributions to shareholders .................          (532)          (458)              -              -

CAPITAL SHARE TRANSACTIONS:
  Shares sold .........................................         46,615         55,867          2,925          1,600
  Shares issued for reinvestment of distributions .....            472            386              -              -
  Redemption Fees .....................................              3              -              -              -
                                                       -----------------------------------------------------------------------------
                                                                47,090         56,253          2,925          1,600
  Shares redeemed .....................................       (34,486)       (53,130)        (5,073)        (3,741)
                                                       -----------------------------------------------------------------------------
  Net increase (decrease) from
     capital share transactions........................         12,604          3,123        (2,148)        (2,141)
                                                       -----------------------------------------------------------------------------
  Net increase (decrease) in net assets ...............         24,947          1,007          (459)        (2,784)

NET ASSETS:
  Beginning of period .................................         44,604         43,597          7,457         10,241
                                                       -----------------------------------------------------------------------------
  End of period .......................................        $69,551        $44,604         $6,998         $7,457
                                                       =============================================================================

TRANSACTIONS IN SHARES:
  Shares sold .........................................          4,950          7,258          1,008            722
  Shares issued for reinvestment of distributions .....             45             48              -              -
  Shares redeemed .....................................        (3,830)        (6,877)        (1,770)        (1,706)
                                                       -----------------------------------------------------------------------------
  Net increase (decrease) .............................          1,165            429          (762)          (984)
                                                       =============================================================================



--------------------------------------------------------------------------------
JUNE 30, 2004

                                                         Continued on next page.

-------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
(IN THOUSANDS)


------------------------------------------------------------------------------------------------------------------------------------
                                                                   ENERGY FUND                  BALANCED FUND           BOND FUND
                                                            -------------------------     -------------------------   -------------
                                                            YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                          JUNE 30, 2004  JUNE 30, 2003  JUNE 30, 2004  JUNE 30, 2003  JUNE 30, 2004
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income ...............................            $17            $18            $21            $21         $3,424
  Net realized gain (loss) from investment
     and foreign currency transactions.................             47           (91)           (14)           (24)            199
  Net increase (decrease) in unrealized
     appreciation on investments and translation
     of assets and liabilities in foreign currencies...            509             41             82             32        (4,113)
                                                       -----------------------------------------------------------------------------
  Net increase (decrease) in net assets
     resulting from operations.........................            573           (32)             89             29          (490)

DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income ...............................           (17)           (19)           (21)           (25)        (3,424)
  Net realized gain from investment and
     foreign currency transactions.....................              -              -              -              -          (906)
                                                       -----------------------------------------------------------------------------
  Total distributions to shareholders .................           (17)           (19)           (21)           (25)        (4,330)

CAPITAL SHARE TRANSACTIONS:
  Shares sold .........................................          1,447            660            701            481         75,021
  Shares issued for reinvestment of distributions .....             16             17             20             21          2,956
  Redemption Fees .....................................              -              -              -              -              -
                                                       -----------------------------------------------------------------------------
                                                                 1,463            677            721            502         77,977
  Shares redeemed .....................................          (807)          (621)          (481)          (454)       (69,119)
                                                       -----------------------------------------------------------------------------
  Net increase (decrease) from capital
     share transactions................................            656             56            240             48          8,858
                                                       -----------------------------------------------------------------------------
  Net increase (decrease) in net assets ...............          1,212              5            308             52          4,038

NET ASSETS:
  Beginning of period .................................          1,546          1,541          1,174          1,122         77,585
                                                       -----------------------------------------------------------------------------
  End of period .......................................         $2,758         $1,546         $1,482         $1,174        $81,623
                                                       =============================================================================

TRANSACTIONS IN SHARES:
  Shares sold .........................................            141             80             80             60          6,528
  Shares issued for reinvestment of distributions .....              2              2              2              2            260
  Shares redeemed .....................................           (84)           (76)           (55)           (57)        (6,042)
                                                       -----------------------------------------------------------------------------
  Net increase (decrease) .............................             59              6             27              5            746
                                                       =============================================================================


See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             MONEY MARKET FUND
                                                            BOND FUND     KANSAS TAX-EXEMPT BOND FUND        FEDERAL PORTFOLIO
                                                          -------------    -------------------------     -------------------------
                                                            YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                          JUNE 30, 2003  JUNE 30, 2004  JUNE 30, 2003  JUNE 30, 2004  JUNE 30, 2003
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income ...............................          3,132           $183           $227         $1,468         $3,329
  Net realized gain (loss) from investment
     and foreign currency transactions.................          2,033              1             14              -             -)
  Net increase (decrease) in unrealized
     appreciation on investments and translation
     of assets and liabilities in foreign currencies...          1,175          (186)             69              -              -
                                                       -----------------------------------------------------------------------------
  Net increase (decrease) in net assets
     resulting from operations.........................          6,340            (2)            310          1,468          3,329

DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income ...............................        (3,249)          (183)          (227)        (1,468)        (3,329)
  Net realized gain from investment and
     foreign currency transactions.....................        (1,339)           (13)            (3)              -              -
                                                       -----------------------------------------------------------------------------
  Total distributions to shareholders .................        (4,588)          (196)          (230)        (1,468)        (3,329)

CAPITAL SHARE TRANSACTIONS:
  Shares sold .........................................         94,572          1,474          1,260        424,872        527,996
  Shares issued for reinvestment of distributions .....          1,051             56             25            155            561
  Redemption Fees .....................................              -              -              -              -              -
                                                       -----------------------------------------------------------------------------
                                                                95,623          1,530          1,285        425,027        528,557
  Shares redeemed .....................................       (93,371)        (2,930)        (1,353)      (548,789)      (548,032)
                                                       -----------------------------------------------------------------------------
  Net increase (decrease) from capital
     share transactions................................          2,252        (1,400)           (68)      (123,762)       (19,475)
                                                       -----------------------------------------------------------------------------
  Net increase (decrease) in net assets ...............          4,004        (1,598)             12      (123,762)       (19,475)

NET ASSETS:
  Beginning of period .................................         73,581          7,253          7,241        333,964        353,439
                                                       -----------------------------------------------------------------------------
  End of period .......................................        $77,585         $5,655         $7,253       $210,202       $333,964
                                                       =============================================================================

TRANSACTIONS IN SHARES:
  Shares sold .........................................          8,049            146            124        424,872        527,996
  Shares issued for reinvestment of distributions .....             90              6              2            155            561
  Shares redeemed .....................................        (7,940)          (292)          (133)      (548,789)      (548,032)
                                                       -----------------------------------------------------------------------------
  Net increase (decrease) .............................            199          (140)            (7)      (123,762)       (19,475)
                                                       =============================================================================




------------------------------------------------------------------------------------------------------------------------------------
                                                                MONEY MARKET FUND
                                                                 PRIME PORTFOLIO         TAX-FREE MONEY MARKET FUND
                                                            -------------------------     -------------------------
                                                            YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                          JUNE 30, 2004  JUNE 30, 2003  JUNE 30, 2004  JUNE 30, 2003
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income ...............................         $4,209         $9,691           $797         $1,405
  Net realized gain (loss) from investment
     and foreign currency transactions.................              -            (1)              -            (3)
  Net increase (decrease) in unrealized
     appreciation on investments and translation
     of assets and liabilities in foreign currencies...              -              -              -              -
                                                       -----------------------------------------------------------------------------
  Net increase (decrease) in net assets
     resulting from operations.........................          4,209          9,690            797          1,402

DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income ...............................        (4,209)        (9,691)          (797)        (1,405)
  Net realized gain from investment and
     foreign currency transactions.....................              -              -              -              -
                                                       -----------------------------------------------------------------------------
  Total distributions to shareholders .................        (4,209)        (9,691)          (797)        (1,405)

CAPITAL SHARE TRANSACTIONS:
  Shares sold .........................................        632,243      1,133,683        207,539        238,581
  Shares issued for reinvestment of distributions .....            591          1,246             46            118
  Redemption Fees .....................................              -              -              -              -
                                                       -----------------------------------------------------------------------------
                                                               632,834      1,134,929        207,585        238,699
  Shares redeemed .....................................    (1,056,706)    (1,062,243)      (257,983)      (217,341)
                                                       -----------------------------------------------------------------------------
  Net increase (decrease) from capital
     share transactions................................      (423,872)         72,686       (50,398)         21,358
                                                       -----------------------------------------------------------------------------
  Net increase (decrease) in net assets ...............      (423,872)         72,685       (50,398)         21,355

NET ASSETS:
  Beginning of period .................................      1,010,830        938,145        196,529        175,174
                                                       -----------------------------------------------------------------------------
  End of period .......................................       $586,958     $1,010,830       $146,131       $196,529
                                                       =============================================================================

TRANSACTIONS IN SHARES:
  Shares sold .........................................        632,243      1,133,684        207,539        238,580
  Shares issued for reinvestment of distributions .....            591          1,246             47            118
  Shares redeemed .....................................    (1,056,705)    (1,062,243)      (257,983)      (217,341)
                                                       -----------------------------------------------------------------------------
  Net increase (decrease) .............................      (423,871)         72,687       (50,397)         21,357
                                                       =============================================================================



--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Per share income and capital changes for a share outstanding throughout the period.

UMB SCOUT STOCK FUND

--------------------------------------------------------------------------------
                                        FOR THE PERIODS ENDED JUNE 30,
                                 2004      2003      2002      2001      2000
--------------------------------------------------------------------------------
Net asset value,
  beginning of period ........  $13.29    $13.64    $15.47    $18.50    $20.53
                             ---------------------------------------------------
  Income from investment
     operations:
  --------------------------
     Net investment income....    0.08      0.11      0.10      0.16      0.32
     Net realized and
       unrealized gain
     (loss) on securities.....    1.66    (0.34)    (1.66)    (1.79)      0.16
                             ---------------------------------------------------
  Total from investment
     operations...............    1.74    (0.23)    (1.56)    (1.63)      0.48
                             ---------------------------------------------------
  Distributions from:
  -------------------
     Net investment income....  (0.08)    (0.12)    (0.10)    (0.18)    (0.27)
     Net realized gain
       on securities .........       -         -    (0.17)    (1.22)    (2.24)
                             ---------------------------------------------------
  Total distributions ........  (0.08)    (0.12)    (0.27)    (1.40)    (2.51)
                             ---------------------------------------------------
Net asset value,
  end of period ..............  $14.95    $13.29    $13.64    $15.47    $18.50
                             ===================================================
Total return..................  13.07%   (1.67)%  (10.16)%   (9.05)%     2.68%
                             ===================================================
Ratios/Supplemental Data
------------------------
Net assets, end of period
  (in millions) ..............    $127       $90       $98      $117      $147
Ratio of expenses to
  average net assets .........   0.87%     0.86%     0.86%     0.88%     0.87%
Ratio of net investment
  income to average
  net assets .................   0.50%     0.86%     0.70%     0.98%     1.29%
Portfolio turnover rate.......     54%       32%       14%       13%       30%

UMB SCOUT STOCK SELECT FUND

--------------------------------------------------------------------------------
                                        FOR THE PERIODS ENDED JUNE 30,
                                 2004      2003      2002      2001      2000
--------------------------------------------------------------------------------
Net asset value,
  beginning of period ........   $7.46     $7.60     $8.55     $9.59    $10.08
                             ---------------------------------------------------
  Income from investment
     operations:
  --------------------------
     Net investment income....    0.04      0.06      0.05      0.10      0.10
     Net realized and
       unrealized gain
       (loss) on securities ..    0.94    (0.14)    (0.95)    (1.04)    (0.48)
                             ---------------------------------------------------
  Total from investment
     operations...............    0.98    (0.08)    (0.90)    (0.94)    (0.38)
                             ---------------------------------------------------
  Distributions from:
  -------------------
     Net investment income....  (0.04)    (0.06)    (0.05)    (0.10)    (0.10)
     Net realized gain
       on securities .........       -         -         -         -    (0.01)
                             ---------------------------------------------------
  Total distributions ........  (0.04)    (0.06)    (0.05)    (0.10)    (0.11)
                             ---------------------------------------------------
Net asset value, end of period   $8.40     $7.46     $7.60     $8.55     $9.59
                             ===================================================
Total return..................  13.08%   (1.08)%  (10.60)%   (9.79)%   (3.74)%
                             ===================================================
Ratios/Supplemental Data
------------------------
Net assets, end of period
  (in millions) ..............     $24       $17       $14       $14        $9
Ratio of expenses to
  average net assets .........   0.93%     0.90%     0.92%     0.85%     0.80%
Ratio of net investment
  income to average
  net assets .................   0.44%     0.84%     0.58%     1.14%     1.26%
Portfolio turnover rate.......     23%       33%       15%       34%       11%

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Per share income and capital changes for a share outstanding throughout the period.

UMB SCOUT EQUITY INDEX FUND

--------------------------------------------------------------------------------
                                        FOR THE PERIODS ENDED JUNE 30,
                                 2004      2003      2002      2001    2000(A)
--------------------------------------------------------------------------------
Net asset value,
  beginning of period ........   $6.70     $6.81     $8.42    $10.02    $10.00
                             ---------------------------------------------------
  Income from investment
     operations:
  --------------------------
     Net investment income....    0.11      0.10      0.07      0.07      0.01
     Net realized and
       unrealized gain
       (loss) on securities ..    1.13    (0.11)    (1.60)    (1.59)      0.01
                             ---------------------------------------------------
  Total from investment
     operations...............    1.24    (0.01)    (1.53)    (1.52)      0.02
                             ---------------------------------------------------
  Distributions from:
  -------------------
     Net investment income....  (0.11)    (0.10)    (0.07)    (0.08)         -
     Net realized gain
       on securities .........       -         -    (0.01)         -         -
                             ---------------------------------------------------
  Total distributions ........  (0.11)    (0.10)    (0.08)    (0.08)         -
                             ---------------------------------------------------
Net asset value, end of period   $7.83     $6.70     $6.81     $8.42    $10.02
                             ===================================================
Total return..................  18.56%   (0.12)%  (18.23)%  (15.20)%     0.20%
                             ===================================================
Ratios/Supplemental Data
------------------------
Net assets, end of period
  (in millions) ..............     $43       $41       $44       $25       $15
Ratio of expenses to
  average net assets .........   0.30%     0.30%     0.30%     0.30%     0.30%
Ratio of net investment
  income to average
  net assets .................   1.43%     1.50%     1.15%     0.95%     1.21%
Portfolio turnover rate.......     54%       51%       35%       64%       12%

UMB SCOUT SMALLCAP FUND (Formerly the UMB Scout Regional Fund)(b)

--------------------------------------------------------------------------------
                                        FOR THE PERIODS ENDED JUNE 30,
                                 2004      2003      2002      2001      2000
--------------------------------------------------------------------------------
Net asset value,
  beginning of period ........  $10.89    $10.79    $10.79     $9.82    $11.39
                             ---------------------------------------------------
  Income from investment
     operations:
  --------------------------
     Net investment income....       -         -      0.07      0.20      0.13
     Net realized and
       unrealized gain
       (loss) on securities ..    4.27      0.21         -      3.03    (1.12)
                             ---------------------------------------------------
  Total from investment
     operations...............    4.27      0.21      0.07      3.23    (0.99)
                             ---------------------------------------------------
  Distributions from:
  -------------------
     Net investment income....       -         -    (0.07)    (0.21)    (0.10)
     Net realized gain
       on securities .........  (0.28)    (0.11)         -    (2.05)    (0.48)
                             ---------------------------------------------------
  Total distributions ........  (0.28)    (0.11)    (0.07)    (2.26)    (0.58)
                             ---------------------------------------------------
Net asset value,
  end of period ..............  $14.88    $10.89    $10.79    $10.79     $9.82
                             ===================================================
Total return..................  39.64%     2.11%     0.68%    33.77%   (8.57)%
                             ===================================================
Ratios/Supplemental Data
------------------------
Net assets, end of period
  (in millions) ..............    $108       $56       $43       $34       $30
Ratio of expenses to
  average net assets .........   0.89%     0.87%     0.88%     0.99%     0.91%
Ratio of net investment
  income (loss) to average
  net assets ................. (0.20)%   (0.08)%     0.71%     1.58%     1.43%
Portfolio turnover rate.......    109%       89%      105%      122%       16%

(a) The Fund was capitalized on April 12, 2000, with $100,000 representing 10,000 shares at a net asset value of $10.00 per share. Initial public offering was made on May 1, 2000, at which time net asset value was $10.00 per share. Ratios for this initial period of operation are annualized.

(b) Effective July 2, 2001, the UMB Scout Regional Fund was reorganized as the UMB Scout Small Cap Fund, and the Fund's investment objective and certain investment policies were changed.

(c)  Not annualized.

     See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
JUNE 30, 2004

                                                         Continued on next page.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Per share income and capital changes for a share outstanding throughout the period.

UMB SCOUT WORLDWIDE FUND

--------------------------------------------------------------------------------
                                        FOR THE PERIODS ENDED JUNE 30,
                                 2004      2003      2002      2001      2000
--------------------------------------------------------------------------------
Net asset value,
  beginning of period ........  $17.08    $17.78    $19.58    $23.47    $20.38
                             ---------------------------------------------------
  Income from investment
     operations:
  --------------------------
     Net investment income....    0.16      0.18      0.13         -      0.28
     Net realized and
       unrealized gain
       (loss) on securities ..    4.25    (0.70)    (1.79)    (3.49)      3.64
                             ---------------------------------------------------
  Total from investment
     operations...............    4.41    (0.52)    (1.66)    (3.49)      3.92
                             ---------------------------------------------------
  Distributions from:
  -------------------
     Net investment income....  (0.16)    (0.18)    (0.13)    (0.19)    (0.12)
     Net realized gain
       on securities .........       -         -    (0.01)    (0.21)    (0.71)
                             ---------------------------------------------------
  Total distributions ........  (0.16)    (0.18)    (0.14)    (0.40)    (0.83)
                             ---------------------------------------------------
Net asset value,
  end of period ..............  $21.33    $17.08    $17.78    $19.58    $23.47
                             ===================================================
Total return..................  25.81%   (2.89)%   (8.48)%  (14.92)%    19.40%
                             ===================================================
Ratios/Supplemental Data
------------------------
Net assets, end of period
  (in millions) ..............    $724      $446      $405      $335      $302
Ratio of expenses to
  average net assets .........   1.10%     1.14%     1.12%     1.12%     0.91%
Ratio of net investment
  income to average
  net assets .................   0.87%     1.16%     0.77%     1.04%     1.29%
Portfolio turnover rate.......     12%       12%       13%       11%        8%

UMB SCOUT WORLDWIDE SELECT FUND

--------------------------------------------------------------------------------
                                        FOR THE PERIODS ENDED JUNE 30,
                                 2004      2003      2002      2001      2000
--------------------------------------------------------------------------------
Net asset value,
  beginning of period ........   $8.16     $8.65     $9.77    $11.90    $10.20
                             ---------------------------------------------------
  Income from investment
     operations:
  --------------------------
     Net investment income....    0.09      0.09      0.06      0.07      0.10
     Net realized and
       unrealized gain
       (loss) on securities ..    2.32    (0.48)    (1.12)    (2.13)      1.75
                             ---------------------------------------------------
  Total from investment
     operations...............    2.41    (0.39)    (1.06)    (2.06)      1.85
                             ---------------------------------------------------
  Distributions from:
  -------------------
     Net investment income....  (0.09)    (0.10)    (0.06)    (0.07)    (0.10)
     Net realized gain
       on securities .........       -         -         -         -    (0.05)
                             ---------------------------------------------------
  Total distributions ........  (0.09)    (0.10)    (0.06)    (0.07)    (0.15)
                             ---------------------------------------------------
Net asset value,
  end of period ..............  $10.48     $8.16     $8.65     $9.77    $11.90
                             ===================================================
Total return..................  29.49%   (4.49)%  (10.88)%  (17.27)%    18.13%
                             ===================================================
Ratios/Supplemental Data
------------------------
Net assets, end of period
  (in millions) ..............     $70       $45       $44       $35       $36
Ratio of expenses to
  average net assets .........   1.15%     1.15%     1.14%     1.11%     0.85%
Ratio of net investment
  income to average
  net assets .................   0.98%     1.24%     0.75%     0.75%     1.53%
Portfolio turnover rate.......     14%       13%       17%       10%        6%

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Per share income and capital changes for a share outstanding throughout the period.

UMB SCOUT TECHNOLOGY FUND

--------------------------------------------------------------------------------
                                        FOR THE PERIODS ENDED JUNE 30,
                                 2004      2003      2002      2001    2000(A)
--------------------------------------------------------------------------------
Net asset value,
  beginning of period ........   $2.44     $2.54     $4.38    $10.08    $10.00
                             ---------------------------------------------------
  Income from investment
     operations:
  --------------------------
     Net investment income....       -         -         -         -         -
     Net realized and
       unrealized gain
       (loss) on securities ..    0.62    (0.10)    (1.84)    (5.70)      0.08
                             ---------------------------------------------------
  Total from investment
     operations...............    0.62    (0.10)    (1.84)    (5.70)      0.08
                             ---------------------------------------------------
  Distributions from:
  -------------------
     Net investment income....       -         -         -         -         -
     Net realized gain
       on securities .........       -         -         -         -         -
                             ---------------------------------------------------
  Total distributions ........       -         -         -         -         -
                             ---------------------------------------------------
Net asset value,
  end of period ..............   $3.06     $2.44     $2.54     $4.38    $10.08
                             ===================================================
Total return..................  25.41%   (3.94)%  (42.01)%  (56.55)%     0.80%
                             ===================================================
Ratios/Supplemental Data
------------------------
Net assets, end of period
  (in millions) ..............      $7        $7       $10       $14        $5
Ratio of expenses to
  average net assets .........   1.10%     1.10%     1.10%     1.10%     1.10%
Ratio of net investment
  loss to average
  net assets ................. (0.97)%   (0.91)%   (0.72)%   (0.06)%   (0.13)%
Portfolio turnover rate.......    142%      179%      154%      170%       10%

UMB SCOUT ENERGY FUND (Formerly the UMB Scout Capital Preservation Fund)(b)

--------------------------------------------------------------------------------
                                        FOR THE PERIODS ENDED JUNE 30,
                                 2004      2003      2002      2001      2000
--------------------------------------------------------------------------------
Net asset value,
  beginning of period ........   $8.86     $9.18     $9.57     $9.59     $9.76
                             ---------------------------------------------------
  Income from investment
     operations:
  --------------------------
     Net investment income....    0.08      0.10      0.12      0.28      0.20
     Net realized and
       unrealized gain
       (loss) on securities ..    2.99    (0.31)    (0.40)      0.17    (0.15)
                             ---------------------------------------------------
  Total from investment
     operations...............    3.07    (0.21)    (0.28)      0.45      0.05
                             ---------------------------------------------------
  Distributions from:
  -------------------
     Net investment income....  (0.08)    (0.11)    (0.11)    (0.31)    (0.20)
     Net realized gain
       on securities .........       -         -         -    (0.16)    (0.02)
                             ---------------------------------------------------
  Total distributions ........  (0.08)    (0.11)    (0.11)    (0.47)    (0.22)
                             ---------------------------------------------------
Net asset value,
  end of period ..............  $11.85     $8.86     $9.18     $9.57     $9.59
                             ===================================================
Total return..................  34.78%   (2.27)%   (2.87)%     4.64%     0.58%
                             ===================================================
Ratios/Supplemental Data
------------------------
Net assets, end of period
  (in millions) ..............      $3        $2        $2        $1        $1
Ratio of expenses to
  average net assets .........   0.85%     0.85%     0.85%     0.85%     0.84%
Ratio of net investment
  income to average
  net assets .................   0.87%     1.28%     1.39%     2.86%     2.62%
Portfolio turnover rate.......     76%       83%       56%      121%       13%

(a) The Fund was capitalized on April 12, 2000, with $100,000 representing 10,000 shares at a net asset value of $10.00 per share. Initial public offering was made on May 1, 2000, at which time net asset value was $10.00 per share. Ratios for this initial period of operation are annualized.

(b) Effective July 2, 2001, the UMB Scout Capital Preservation Fund was reorganized as the UMB Scout Energy Fund and certain investment policies were changed.

(c)  Not annualized.

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
JUNE 30, 2004

                                                         Continued on next page.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Per share income and capital changes for a share outstanding throughout the period.

UMB SCOUT BALANCED FUND

--------------------------------------------------------------------------------
                                        FOR THE PERIODS ENDED JUNE 30,
                                 2004      2003      2002      2001      2000
--------------------------------------------------------------------------------
Net asset value,
  beginning of period ........   $8.24     $8.19     $8.66     $9.23    $10.17
                             ---------------------------------------------------
  Income from investment
     operations:
  --------------------------
     Net investment income....    0.13      0.15      0.23      0.99      0.14
     Net realized and
       unrealized gain
       (loss) on securities ..    0.51      0.08    (0.52)    (0.55)    (0.58)
                             ---------------------------------------------------
  Total from investment
     operations...............    0.64      0.23    (0.29)      0.44    (0.44)
                             ---------------------------------------------------
  Distributions from:
  -------------------
     Net investment income....  (0.13)    (0.18)    (0.18)    (1.01)    (0.13)
     Net realized gain
       on securities .........       -         -         -         -    (0.37)
                             ---------------------------------------------------
  Total distributions ........  (0.13)    (0.18)    (0.18)    (1.01)    (0.50)
                             ---------------------------------------------------
Net asset value,
  end of period ..............   $8.75     $8.24     $8.19     $8.66     $9.23
                             ===================================================
Total return..................   7.76%     2.79%   (3.32)%     4.45%   (4.33)%
                             ===================================================
Ratios/Supplemental Data
------------------------
Net assets, end of period
  (in millions) ..............      $1        $1        $1        $2        $4
Ratio of expenses to
  average net assets .........   0.85%     0.85%     0.85%     0.85%     0.87%
Ratio of net investment
  income to average
  net assets .................   1.61%     1.90%     2.26%     2.61%     3.16%
Portfolio turnover rate.......     55%       32%       51%      127%       44%

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Per share income and capital changes for a share outstanding throughout the period.

UMB SCOUT BOND FUND

--------------------------------------------------------------------------------
                                        FOR THE PERIODS ENDED JUNE 30,
                                 2004      2003      2002      2001      2000
--------------------------------------------------------------------------------
Net asset value,
  beginning of period ........  $11.80    $11.54    $11.15    $10.71    $10.95
                             ---------------------------------------------------
  Income from investment
     operations:
  --------------------------
     Net investment income....    0.43      0.51      0.57      0.60      0.55
     Net realized and
       unrealized gain
       (loss) on securities ..  (0.55)      0.48      0.39      0.44    (0.18)
                             ---------------------------------------------------
  Total from investment
     operations...............  (0.12)      0.99      0.96      1.04      0.37
                             ---------------------------------------------------
  Distributions from:
  -------------------
     Net investment income....  (0.43)    (0.51)    (0.57)    (0.60)    (0.61)
     Net realized gain
       on securities .........  (0.10)    (0.22)         -         -         -
                             ---------------------------------------------------
  Total distributions ........  (0.53)    (0.73)    (0.57)    (0.60)    (0.61)
                             ---------------------------------------------------
Net asset value,
  end of period ..............  $11.15    $11.80    $11.54    $11.15    $10.71
                             ===================================================
Total return.................. (0.99)%     8.80%     8.76%     9.94%     3.54%
                             ===================================================
Ratios/Supplemental Data
------------------------
Net assets, end of period
  (in millions) ..............     $82       $78       $74       $70       $65
Ratio of expenses to
  average net assets .........   0.87%     0.87%     0.91%     0.86%     0.87%
Ratio of net investment
  income to average
  net assets .................   3.76%     4.20%     4.98%     5.47%     5.73%
Portfolio turnover rate.......     65%       66%       54%       40%       30%

UMB SCOUT KANSAS TAX-EXEMPT BOND FUND

--------------------------------------------------------------------------------
                                        FOR THE PERIODS ENDED JUNE 30,
                                 2004      2003      2002      2001      2000
--------------------------------------------------------------------------------

Net asset value,
  beginning of period ........  $10.20    $10.09     $9.98     $9.67     $9.80
                             ---------------------------------------------------
  Income from investment
     operations:
  --------------------------
     Net investment income....    0.31      0.31      0.37      0.41      0.40
     Net realized and
       unrealized gain
       (loss) on securities ..  (0.28)      0.12      0.11      0.31    (0.13)
                             ---------------------------------------------------
  Total from investment
     operations...............    0.03      0.43      0.48      0.72      0.27
                             ---------------------------------------------------
  Distributions from:
  -------------------
     Net investment income....  (0.31)    (0.31)    (0.37)    (0.41)    (0.40)
     Net realized gain
       on securities .........  (0.02)    (0.01)         -         -         -
                             ---------------------------------------------------
  Total distributions ........  (0.33)    (0.32)    (0.37)    (0.41)    (0.40)
                             ---------------------------------------------------
Net asset value,
  end of period ..............   $9.90    $10.20    $10.09     $9.98     $9.67
                             ===================================================
Total return..................   0.29%     4.27%     4.86%     7.59%     2.92%
                             ===================================================
Ratios/Supplemental Data
------------------------
Net assets, end of period
  (in millions) ..............      $6        $7        $7        $7        $7
Ratio of expenses to
  average net assets .........   0.54%     0.51%     0.52%     0.50%     0.50%
Ratio of net investment
  income to average
  net assets .................   3.06%     3.07%     3.63%     4.12%     4.19%
Portfolio turnover rate.......     60%       77%       44%        7%        7%

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
JUNE 30, 2004

                                                         Continued on next page.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Per share income and capital changes for a share outstanding throughout the period.

UMB SCOUT MONEY MARKET FUND

--------------------------------------------------------------------------------
                                        FOR THE PERIODS ENDED JUNE 30,
                                 2004      2003      2002      2001      2000
--------------------------------------------------------------------------------
FEDERAL PORTFOLIO
Net asset value,
  beginning of period ........   $1.00     $1.00     $1.00     $1.00     $1.00
                             ---------------------------------------------------
  Income from investment
     operations:
  --------------------------
     Net investment income....    0.01      0.01      0.02      0.05      0.05
                             ---------------------------------------------------
  Distributions from:
  -------------------
     Net investment income....  (0.01)    (0.01)    (0.02)    (0.05)    (0.05)
                             ---------------------------------------------------
Net asset value,
  end of period ..............   $1.00     $1.00     $1.00     $1.00     $1.00
                             ===================================================
Total return..................   0.52%     0.92%     1.91%     5.47%     5.24%
                             ===================================================
Ratios/Supplemental Data
------------------------
Net assets, end of period
  (in millions) ..............    $210      $334      $353      $375      $303
Ratio of expenses to
  average net assets .........   0.51%     0.51%     0.51%     0.51%     0.50%
Ratio of net investment
  income to average
  net assets .................   0.52%     0.91%     1.91%     5.30%     5.08%

UMB SCOUT MONEY MARKET FUND

--------------------------------------------------------------------------------
                                        FOR THE PERIODS ENDED JUNE 30,
                                 2004      2003      2002      2001      2000
--------------------------------------------------------------------------------
PRIME PORTFOLIO
Net asset value,
  beginning of period ........   $1.00     $1.00     $1.00     $1.00     $1.00
                             ---------------------------------------------------
  Income from investment
     operations:
  --------------------------
     Net investment income....    0.01      0.01      0.02      0.05      0.05
                             ---------------------------------------------------
  Distributions from:
  -------------------
     Net investment income....  (0.01)    (0.01)    (0.02)    (0.05)    (0.05)
                             ---------------------------------------------------
Net asset value,
  end of period ..............   $1.00     $1.00     $1.00     $1.00     $1.00
                             ===================================================
Total return..................   0.54%     0.95%     1.94%     5.52%     5.37%
                             ===================================================
Ratios/Supplemental Data
------------------------
Net assets, end of period
  (in millions) ..............    $587    $1,011      $938      $865      $707
Ratio of expenses to
  average net assets .........   0.51%     0.50%     0.51%     0.50%     0.51%
Ratio of net investment
  income to average
  net assets .................   0.54%     0.94%     1.91%     5.33%     5.26%

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Per share income and capital changes for a share outstanding throughout the period.

UMB SCOUT TAX-FREE MONEY MARKET FUND

--------------------------------------------------------------------------------
                                        FOR THE PERIODS ENDED JUNE 30,
                                 2004      2003      2002      2001      2000
--------------------------------------------------------------------------------
Net asset value,
  beginning of period ........   $1.00     $1.00     $1.00     $1.00     $1.00
                             ---------------------------------------------------
  Income from investment
     operations:
  --------------------------
     Net investment income....       -      0.01      0.01      0.03      0.03
                             ---------------------------------------------------
  Distributions from:
  -------------------
     Net investment income....       -    (0.01)    (0.01)    (0.03)    (0.03)
                             ---------------------------------------------------
Net asset value, end of period   $1.00     $1.00     $1.00     $1.00     $1.00
                             ===================================================
Total return..................   0.42%     0.71%     1.23%     3.25%     3.18%
                             ===================================================
Ratios/Supplemental Data
------------------------
Net assets, end of period
  (in millions) ..............    $146      $197      $175      $146      $116
Ratio of expenses to
  average net assets .........   0.51%     0.51%     0.51%     0.51%     0.53%
Ratio of net investment
  income to average
  net assets .................   0.42%     0.70%     1.19%     3.17%     3.23%

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
JUNE 30, 2004

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
JUNE 30, 2004

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - The Funds are registered under the Investment Company Act of 1940, as amended, as open-end, diversified management investment companies, except for the Kansas Tax-Exempt Bond Fund which is non-diversified. Prior to July 2001, the Small Cap Fund was known as the Regional Fund and the Energy Fund was known as the Capital Preservation Fund. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

INVESTMENTS - Each security listed on an exchange is valued at its last sales price on that exchange on the last business day of the period. Where the security is listed on more than one exchange, the Funds will use the price of that exchange which it generally considers to be the principal exchange on which the security is traded. If there are no sales, the security is valued at the mean between the last current closing bid and asked prices. Nasdaq National Market/R and SmallCap/R securities are valued at the Nasdaq Official Closing Price. An unlisted security for which over-the-counter market quotations are readily available is valued at the mean between the last current bid and asked prices. Debt securities (other than short-term instruments maturing within 60 days), including listed issues, are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent the fair value in the judgment of the Fund's investment adviser, are valued at fair value under procedures adopted by the Funds' Boards of Directors/Trustees. A Fund will value a security at fair value when significant events that materially affect the security's price occur after the last available market price and before the Fund calculates its net asset value. The fair value of securities is determined in good faith by taking into account all appropriate factors relevant to the value of the security. As a general principle, the fair value of a security or other asset should be the amount that the Fund might reasonably expect to realize upon the current sale of the security or other asset. Investment transactions are recorded on the trade date. Interest income is recorded daily. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

FOREIGN CURRENCY - Amounts denominated in, or expected to settle in, foreign currencies (FCs) are translated into United States dollars (US$) at rates provided by an independent pricing service on the following basis:

a. Market value of investment securities, other than assets and liabilities - at the closing rate of exchange on June 30, 2004.

b. Purchases and sales of investment securities, income and expenses - at the rate of exchange prevailing on the respective dates of such transactions (or the average rate if significant rate fluctuations have not occurred).

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities; sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the US$ equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FEDERAL INCOME TAXES - The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore no federal income tax provision is required. Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions.

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


As of June 30, 2004, the following Funds had net capital loss carryovers:
------------------------------------------------------------------------------------------------------------------------------------
     MONEY
     MARKET   TAX-FREE
                                             STOCK    EQUITY             WORLDWIDE                                 FUND      MONEY
                                             SELECT    INDEX   WORLDWIDE  SELECT  TECHNOLOGY  ENERGY   BALANCED    PRIME    MARKET
(in thousands)                               FUND      FUND      FUND      FUND      FUND      FUND      FUND    PORTFOLIO   FUND
------------------------------------------------------------------------------------------------------------------------------------
For losses expiring June 30,
     2008 ..............................      $187        $-        $-        $-        $-        $-        $-        $-        $-
     2009 ..............................       299         -         -       173         -         -       134         -         -
     2010 ..............................       526        63         -       167     6,649         -        76         -         -
     2011 ..............................     2,125     1,703    36,889     7,352     6,641       111        36         1        25
     2012 ..............................       841     4,762     4,820     1,473         -         -        37         -         -
                                           -----------------------------------------------------------------------------------------
Total...................................    $3,978    $6,528   $41,709    $9,165   $13,290      $111      $283        $1       $25
                                           =========================================================================================


Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions.

As of June 30, 2004, Stock Select, WorldWide, WorldWide Select and Balanced Funds had (in thousands) $21, $2,852, $331 and $6, respectively, of post-October losses, which are deferred until 2005 for tax purposes. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

DISTRIBUTIONS TO SHAREHOLDERS - Each Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These reclassifications are due to differing treatment for items such as deferral of wash sales, net operating losses and post-October capital losses.

Accordingly, at June 30, 2004, reclassifications (in thousands) were recorded to increase (decrease) capital by $0, $0, $(72), $0, and $(23), increase (decrease) net investment income (loss) by $(4), $126, $72, $178, and $0, and increase (decrease) net realized gain (loss) on investment by $4, $(126), $0, $(178), and $23, for the Equity Index, Small Cap, Technology, Bond, and Tax-Free Money Market Funds, respectively.

For Federal income tax purposes, the Stock, Small Cap and Bond Funds designate capital gain dividends of (in thousands): $2,612, $3,473 and $210, respectively, for the year ended June 30, 2004.

For Federal income tax purposes the Kansas Tax-Exempt Bond and Tax-Free Money Market Funds designate tax-exempt income dividends of (in thousands): $183 and $797, respectively, for the year ended June 30, 2004.

Pursuant to Section 853 of the Internal Revenue Code of 1986, the WorldWide and WorldWide Select Funds, designate (in thousands) $5,980 and $648 of income derived from foreign sources and $1,064 and $111 of foreign taxes paid, respectively, for the year ended June 30, 2004.

For the year ended June 30, 2004, 100%, 100%, 100%, 40.13%, 100%, 100%, 100% and
47.52% of the dividends paid from net investment income, including short-term capital gains (if any), for Stock, Stock Select, Equity Index, Small Cap, WorldWide, WorldWide Select, Energy and Balanced Funds, respectively, are designated as qualified dividend income.

Dividends paid by the Stock, Stock Select, Equity Index, Small Cap, WorldWide, WorldWide Select, Energy and Balanced Funds during the fiscal year ended June 30, 2004, which are not designated as capital gain distributions, should be multiplied by 100%, 100%, 100%, 40.13%, 1.04%, 1.07%, 100% and 46.66%,
respectively, to arrive at the net amount eligible for the corporate dividend received deduction.

                                                         Continued on next page.
--------------------------------------------------------------------------------
JUNE 30, 2004

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Continued)
--------------------------------------------------------------------------------
JUNE 30, 2004

AMORTIZATION - Discounts and premiums on securities purchased are amortized over the life of the respective securities.

ESTIMATES - The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2.
  during the year ended June 30, 2004, excluding short-term investments, were as follows:

                                                  OTHER THAN
                                               U.S. GOVERNMENT   U.S. GOVERNMENT
(in thousands)                                    SECURITIES       SECURITIES
--------------------------------------------------------------------------------
STOCK FUND:
  Purchases .................................        $74,263               $-
  Sale/Maturity proceeds ....................        $61,885               $-
STOCK SELECT FUND:
  Purchases .................................         $9,609               $-
  Sale/Maturity proceeds ....................         $4,421               $-
EQUITY INDEX FUND:
  Purchases .................................        $23,144               $-
  Sale/Maturity proceeds ....................        $27,196               $-
SMALL CAP FUND:
  Purchases .................................       $101,595               $-
  Sale/Maturity proceeds ....................        $59,959               $-
WORLDWIDE FUND:
  Purchases .................................       $173,319               $-
  Sale/Maturity proceeds ....................        $59,792               $-
WORLDWIDE SELECT FUND:
  Purchases .................................        $21,895               $-
  Sale/Maturity proceeds ....................         $6,887               $-

                                                  OTHER THAN
                                               U.S. GOVERNMENT   U.S. GOVERNMENT
(in thousands)                                    SECURITIES       SECURITIES
--------------------------------------------------------------------------------
TECHNOLOGY FUND:
  Purchases .................................         $9,919               $-
  Sale/Maturity proceeds ....................        $12,324               $-
ENERGY FUND:
  Purchases .................................         $2,053               $-
  Sale/Maturity proceeds ....................         $1,434               $-
BALANCED FUND:
  Purchases .................................           $694             $254
  Sale/Maturity proceeds ....................           $647              $16
BOND FUND:
  Purchases .................................        $18,985          $50,325
  Sale/Maturity proceeds ....................        $16,635          $40,626
KANSAS TAX-EXEMPT BOND FUND:
  Purchases .................................         $3,519               $-
  Sale/Maturity proceeds ....................         $4,914               $-

The aggregate amounts of security transactions during the year ended June 30, 2004, for the money market funds were as follows:

                                                  OTHER THAN
                                               U.S. GOVERNMENT   U.S. GOVERNMENT
(in thousands)                                    SECURITIES       SECURITIES
--------------------------------------------------------------------------------
MONEY MARKET FUND FEDERAL PORTFOLIO:
  Purchases .................................             $-       $3,084,068
  Sale/Maturity proceeds ....................             $-       $3,205,773
MONEY MARKET FUND PRIME PORTFOLIO:
  Purchases .................................     $5,527,882       $2,774,626
  Sale/Maturity proceeds ....................     $5,831,176       $2,902,342
TAX-FREE MONEY MARKET FUND:
  Purchases .................................       $724,190               $-
  Sale/Maturity proceeds ....................       $772,998               $-


--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

At June 30, 2004, the cost of securities on a tax basis and gross unrealized appreciation (depreciation) on investments for federal income tax purposes were as follows:

                                                                        EQUITY                              WORLDWIDE
                                               STOCK    STOCK SELECT    INDEX      SMALL CAP   WORLDWIDE     SELECT     TECHNOLOGY
(in thousands)                                  FUND        FUND         FUND        FUND         FUND        FUND         FUND
------------------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation......................   $18,416      $3,716       $6,418     $22,778     $160,932     $13,984       $1,378
Unrealized depreciation......................   (1,465)     (1,026)      (5,444)       (550)     (22,067)     (3,971)        (148)
                                             ---------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)...   $16,951      $2,690         $974     $22,228     $138,865     $10,013       $1,230
                                             =======================================================================================
Cost of securities on a tax basis............  $109,725     $21,692      $42,322     $91,908     $584,417     $59,366       $5,774
                                             =======================================================================================




                                                                                                 MONEY        MONEY
                                                                                                 MARKET      MARKET      TAX-FREE
                                                                                    KANSAS        FUND        FUND        MONEY
                                               ENERGY     BALANCED       BOND     TAX-EXEMPT    FEDERAL       PRIME       MARKET
(in thousands)                                  FUND        FUND         FUND      BOND FUND   PORTFOLIO    PORTFOLIO      FUND
------------------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation......................      $574        $119         $998         $96           $-          $-           $-
Unrealized depreciation......................       (7)        (14)      (1,075)        (13)            -           -            -
                                             ---------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)...      $567        $105        $(77)         $83           $-          $-           $-
                                             =======================================================================================
Cost of securities on a tax basis............    $2,192      $1,380      $80,951      $5,491     $212,033    $588,151     $148,113
                                             =======================================================================================


The tax character of distributions paid during the fiscal year ended June 30, 2004, and fiscal year ended June 30, 2003, were as follows:

                                      STOCK FUND       STOCK SELECT FUND   EQUITY INDEX FUND    SMALL CAP FUND      WORLDWIDE FUND
                                   -----------------   -----------------   -----------------   -----------------   -----------------
(in thousands)                      2004      2003      2004      2003      2004      2003      2004      2003      2004      2003
------------------------------------------------------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary Income ................. $652      $821       $94      $120      $629      $598        $-       $21    $5,145    $4,395
  Net long-term capital gains .....    -         -         -         -         -         -     1,261       417         -         -
                                   -------------------------------------------------------------------------------------------------
Total taxable distributions........  652       821        94       120       629       598     1,261       438     5,145     4,395
  Exempt Interest .................    -         -         -         -         -         -         -         -         -         -
                                   -------------------------------------------------------------------------------------------------
Total distributions paid........... $652      $821       $94      $120      $629      $598    $1,261      $438    $5,145    $4,395
                                   =================================================================================================



                                       WORLDWIDE
                                      SELECT FUND       TECHNOLOGY FUND       ENERGY FUND        BALANCED FUND         BOND FUND
                                   -----------------   -----------------   -----------------   -----------------   -----------------
(in thousands)                      2004      2003      2004      2003      2004      2003      2004      2003      2004      2003
------------------------------------------------------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary Income ................. $532      $458        $-        $-       $17       $19       $21       $25    $3,693    $3,413
  Net long-term capital gains .....    -         -         -         -         -         -         -         -       637     1,175
                                   -------------------------------------------------------------------------------------------------
Total taxable distributions........  532       458         -         -        17        19        21        25     4,330     4,588
  Exempt Interest .................    -         -         -         -         -         -         -         -         -         -
                                   -------------------------------------------------------------------------------------------------
Total distributions paid........... $532      $458        $-        $-       $17       $19       $21       $25    $4,330    $4,588
                                   =================================================================================================



                                                       KANSAS TAX-EXEMPT   MONEY MARKET FUND   MONEY MARKET FUND       TAX-FREE
                                                           BOND FUND       FEDERAL PORTFOLIO    PRIME PORTFOLIO    MONEY MARKET FUND
                                                       -----------------   -----------------   -----------------   -----------------
(in thousands)                                          2004      2003      2004      2003      2004      2003      2004      2003
------------------------------------------------------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary Income ................................        $-        $1    $1,468    $3,329    $4,209    $9,691        $-        $-
  Net long-term capital gains ....................        13         2         -         -         -         -         -         -
                                                      ------------------------------------------------------------------------------
Total taxable distributions.......................        13         3     1,468     3,329     4,209     9,691         -         -
  Exempt Interest ................................       183       227         -         -         -         -       797     1,405
                                                      ------------------------------------------------------------------------------
Total distributions paid..........................      $196      $230    $1,468    $3,329    $4,209    $9,691      $797    $1,405
                                                      ==============================================================================


                                                         Continued on next page.
--------------------------------------------------------------------------------
JUNE 30, 2004

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Continued)
--------------------------------------------------------------------------------
JUNE 30, 2004

As of June 30, 2004, the components of accumulated earnings (deficit) on a tax basis were as follows:

                                                                        EQUITY                              WORLDWIDE
                                               STOCK    STOCK SELECT    INDEX      SMALL CAP   WORLDWIDE     SELECT     TECHNOLOGY
(in thousands)                                  FUND        FUND         FUND        FUND         FUND        FUND         FUND
------------------------------------------------------------------------------------------------------------------------------------
Undistributed ordinary income................       $55          $5          $21        $840         $387         $38           $-
Undistributed long-term capital gains........     2,612           -            -       2,212            -           -            -
                                             ---------------------------------------------------------------------------------------
Tax accumulated earnings.....................     2,667           5           21       3,052          387          38            -
Accumulated capital and other losses.........         -     (3,999)      (6,528)           -     (44,561)     (9,496)     (13,290)
Unrealized appreciation (depreciation).......    16,951       2,690          974      22,228      138,865      10,013        1,230
                                             ---------------------------------------------------------------------------------------
Total accumulated earnings (deficit).........   $19,618    $(1,304)     $(5,533)     $25,280      $94,691        $555    $(12,060)
                                             =======================================================================================




                                                                                                 MONEY        MONEY
                                                                                                 MARKET      MARKET      TAX-FREE
                                                                                    KANSAS        FUND        FUND        MONEY
                                               ENERGY     BALANCED       BOND     TAX-EXEMPT    FEDERAL       PRIME       MARKET
(in thousands)                                  FUND        FUND         FUND      BOND FUND   PORTFOLIO    PORTFOLIO      FUND
------------------------------------------------------------------------------------------------------------------------------------
Undistributed ordinary income................        $1          $2           $1          $-           $-          $-           $-
Undistributed long-term capital gains........         -           -          209           -            -           -            -
                                             ---------------------------------------------------------------------------------------
Tax accumulated earnings.....................         1           2          210           -            -           -            -
Accumulated capital and other losses.........     (111)       (289)            -           -            -         (1)         (26)
Unrealized appreciation (depreciation).......       567         105         (77)          84            -           -            -
                                             ---------------------------------------------------------------------------------------
Total accumulated earnings (deficit).........      $457      $(182)         $133         $84           $-        $(1)        $(26)
                                             =======================================================================================


3.
  "Agreements") with Scout Investment Advisors, Inc. (the "Advisor"). Pursuant to the Agreements, the Advisor provides or pays the cost of all investment advice and management services required in the normal operation of the Funds. This includes investment management, shareholder servicing, custody and directors, legal and independent auditor fees. Not considered normal operating expenses and therefore payable by the Funds are brokerage, interest, taxes, fees and other charges of governments and their agencies, including qualifying the Funds' shares for sale, director and officer insurance policy premiums and extraordinary expenses. Each of the Funds was subject to the following management fees during the fiscal year ended June 30, 2004:

Stock, Stock Select, Small Cap, Energy, Balanced and Bond - 0.85% of average daily net assets.

WorldWide and WorldWide Select - 1.10% of the first $500 million of average daily net assets, 1.00% of the next $500 million and 0.90% of average daily net assets over $1 billion.

Kansas Tax-Exempt Bond, Money Market Federal Portfolio, Money Market Prime Portfolio and Tax-Free Money Market - 0.50% of average daily net assets.

Equity Index - 0.40% of average daily net assets. However, the manager of the Fund has entered into an agreement to waive its fees and/or make expense payments through October 31, 2005, so that actual total net annual Fund operating expenses do not exceed 0.30% of average daily net assets. The fee waiver resulted in a $0.01 per share increase in net investment income for the year ended June 30, 2004.

Technology - 1.50% of average daily net assets. However, the manager of the Fund has entered into an agreement to waive its fees and/or to make expense payments through October 31, 2005, so that actual total net annual Fund operating expenses do not exceed 1.10% of average daily net assets. The fee waiver
resulted in a $0.01 per share decrease in   net investment loss for the year
ended June 30, 2004.

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

AUDIT COMMITTEE, SHAREHOLDERS AND BOARD OF DIRECTORS
 UMB SCOUT STOCK FUND, INC. (STOCK AND STOCK SELECT PORTFOLIOS)
 UMB SCOUT FUNDS (COMPRISING THE FOUR SERIES, EQUITY INDEX FUND, TECHNOLOGY FUND, SMALL CAP FUND AND ENERGY FUND)
 UMB SCOUT WORLDWIDE FUND, INC. (WORLDWIDE AND WORLDWIDE SELECT PORTFOLIOS) UMB SCOUT BALANCED FUND, INC.
 UMB SCOUT BOND FUND, INC.
 UMB SCOUT KANSAS TAX-EXEMPT BOND FUND, INC.
 UMB SCOUT MONEY MARKET FUND, INC. (FEDERAL AND PRIME PORTFOLIOS)
 UMB SCOUT TAX-FREE MONEY MARKET FUND, INC.
KANSAS CITY, MISSOURI

We have audited the accompanying statements of assets and liabilities of the UMB Scout Stock Fund, Inc. (Stock and Stock Select portfolios), UMB Scout Funds (comprising the four series, Equity Index Fund, Technology Fund, Small Cap Fund and Energy Fund), UMB Scout WorldWide Fund, Inc. (WorldWide and WorldWide Select portfolios), UMB Scout Balanced Fund, Inc., UMB Scout Bond Fund, Inc., UMB Scout Kansas Tax-Exempt Bond Fund, Inc., UMB Scout Money Market Fund, Inc. (Federal and Prime portfolios), and UMB Scout Tax-Free Money Market Fund, Inc. (the Funds), including the schedules of investments, as of June 30, 2004, and the related statements of operations, statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures with respect to unsettled portfolio security transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the UMB Scout Stock Fund, Inc. (Stock and Stock Select portfolios), UMB Scout Funds (comprising the four series, Equity Index Fund, Technology Fund, Small Cap Fund and Energy Fund), UMB Scout WorldWide Fund, Inc. (WorldWide and WorldWide Select portfolios), UMB Scout Balanced Fund, Inc., UMB Scout Bond Fund, Inc., UMB Scout Kansas Tax-Exempt Bond Fund, Inc., UMB Scout Money Market Fund, Inc. (Federal and Prime portfolios), and UMB Scout Tax-Free Money Market Fund, Inc., as of June 30, 2004, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America (United States).

BKD, LLP
Houston, Texas
July 15, 2004

--------------------------------------------------------------------------------
JUNE 30, 2004

DIRECTORS/TRUSTEES AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF   OTHER
                                                  TERM OF OFFICE      PRINCIPAL            PORTFOLIOS  DIRECTORSHIPS
                              POSITION(S)         AND LENGTH OF       OCCUPATION(S)        IN COMPLEX  HELD BY
NAME, ADDRESS AND AGE         HELD WITH FUND      TIME SERVED         DURING PAST 5 YEARS  OVERSEEN    DIRECTOR/TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Edward J. McShane, Jr.*       President and       Indefinite, until   Executive Vice President,   8    UMB Trust Co. of South
1010 Grand Boulevard          Director/Trustee    successor elected   UMB Bank, n.a.                   Dakota and Scout Investment
Kansas City, Missouri 64106                                                                            Advisors, Inc. as well as
Age: 71                                           Served as a                                          K.S.M. Co. and George W.
                                                  Director/Trustee                                     Miller Co. (both real
                                                  since 2002                                           estate rental businesses).
                                                                                                       All of these companies are
                                                                                                       subsidiaries of, or held in
                                                                                                       trust by, UMB Bank, n.a
------------------------------------------------------------------------------------------------------------------------------------
Dr. William E. Hoffman        Director/Trustee    Indefinite, until   Orthodontist                14   None
1010 Grand Boulevard                              successor elected
Kansas City, Missouri 64106
Age: 66                                           Served as a
                                                  Director/Trustee
                                                  since 1982
------------------------------------------------------------------------------------------------------------------------------------
Eric T. Jager                 Director/Trustee    Indefinite, until   President, Windcrest        14   Bartlett Futures, Inc.,
1010 Grand Boulevard                              successor elected   Investment Management,           Nygaard Corporation
Kansas City, Missouri 64106                                           Inc.; Executive
Age: 61                                           Served as a         Vice President-
                                                  Director/Trustee    Investments,
                                                  since 1987          Bartlett and
                                                                      Company
------------------------------------------------------------------------------------------------------------------------------------
Stephen F. Rose               Director/Trustee    Indefinite, until   Chairman, Sun               14   None
1010 Grand Boulevard                              successor elected   Publications,
Kansas City, Missouri 64106                                           Inc.
Age: 56                                           Served as a
                                                  Director/Trustee
                                                  since 1989
------------------------------------------------------------------------------------------------------------------------------------
Stuart L. Wien                Director/Trustee    Indefinite, until   Retired, formerly           14   None
1010 Grand Boulevard                              successor elected   Chairman of the Board,
Kansas City, Missouri 64106                                           Milgram Food
Age: 80                                           Served as a         Stores, Inc.
                                                  Director/Trustee
                                                  since 1982
------------------------------------------------------------------------------------------------------------------------------------
Barbara J. Demmer             Treasurer and       Indefinite, until   Client Manager,             N/A  N/A
1010 Grand Boulevard          Secretary           successor elected   UMB Fund Services,
Kansas City, Missouri 64106                                           Inc. since 1999.
Age: 47                                           Served as Treasurer Prior to 1999,
                                                  and Secretary       Senior Vice President
                                                  since 2001          and Controller,
                                                                      Amcore Investment
                                                                      Group, N.A.
------------------------------------------------------------------------------------------------------------------------------------
Gary W. DiCenzo               Vice President      Indefinite, until   Senior Vice President,      N/A  N/A
1010 Grand Boulevard                              successor elected   UMB Bank, n.a.
Kansas City, Missouri 64106                                           since 2003.
Age: 41                                           Served as           Prior to 2003,
                                                  Vice President      Vice President,
                                                  since 2004          Driehaus Capital
                                                                      Management

--------------------------------------------------------------------------------
Mr. McShane is considered to be an "interested person" of the Funds under the Investment Company Act of 1940, as amended, due to his employment by UMB Bank, n.a., the parent company of Scout Investment Advisors, Inc., the Funds' investment advisor.

The UMB Scout Funds' Statement of Additional Information (SAI) includes additional information about the Funds' directors and trustees. The SAI is available, without charge, upon request, by calling toll free 1-800-996-2862.

--------------------------------------------------------------------------------
                                                   UMB SCOUT FUNDS ANNUAL REPORT

                      PROXY VOTING POLICIES AND PROCEDURES

           For a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, please call 1-800-996-2862 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov. Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, will be available without charge, upon request, by calling 1-800-996-2862 or by accessing the website of the Securities and Exchange Commission.


This report has been prepared for the information of the Shareholders of the UMB
 Scout Stock Fund, the UMB Scout Stock Select Fund, the UMB Scout Equity Index Fund, the UMB Scout Small Cap Fund, the UMB Scout WorldWide Fund, the UMB Scout WorldWide Select Fund, the UMB Scout Technology Fund, the UMB Scout Energy Fund, the UMB Scout Balanced Fund, the UMB Scout Bond Fund, the UMB Scout Kansas Tax-
  Exempt Bond Fund, the UMB Scout Money Market Fund and the UMB Scout Tax-Free Money Market Fund, and is not to be construed as an offering of the shares of the Funds.

Not authorized for distribution unless accompanied or preceded by a current UMB
                            Scout Funds prospectus.

   The UMB Scout Funds are distributed by UMB Distribution Services, LLC, an affiliate of UMB Financial Corporation, and managed by Scout Investment
                 Advisors, Inc., a subsidiary of UMBBank, n.a.

UMB SCOUT FUNDS
100% No-Load Mutual Funds
   Stock Fund
   Stock Select Fund
   Equity Index Fund
   Small Cap Fund
   WorldWide Fund
   WorldWide Select Fund
   Technology Fund
   Energy Fund
   Balanced Fund
   Bond Fund
   Kansas Tax-Exempt Bond Fund*
   Money Market Fund
   Tax-Free Money Market Fund

   *Available only to residents of Kansas and Missouri.

INVESTMENT ADVISOR AND MANAGER
  Scout Investment Advisors, Inc.
  Kansas City, Missouri

AUDITORS
  BKD, LLP
  Houston, Texas

LEGAL COUNSEL
  Stradley, Ronon, Stevens & Young, LLP
  Philadelphia, Pennsylvania

CUSTODIAN
  UMB Bank, n.a.
  Kansas City, Missouri

DISTRIBUTOR
  UMB Distribution Services, LLC
  Milwaukee, Wisconsin

TRANSFER AGENT
  UMB Fund Services, Inc.
  Milwaukee, Wisconsin

                                    [LOGO]/R
                               UMB | SCOUT FUNDS
                                 P.O. Box 1241
                            Milwaukee, WI 53201-1241

                                                                     UMB S000045
                                                                     SC-408-0804

ITEM 2.  CODE OF ETHICS

The Registrant has a code of ethics (the "Code") that applies to the Registrant's principal executive officer and principal financial officer and is designed to promote honest and ethical conduct; full, fair, timely and accurate disclosure in documents filed with the Securities and Exchange Commission; and compliance with applicable laws and regulations. A copy of the Code is attached as an exhibit. The Board recently adopted the Code and, therefore, the Code was not adopted as of the June 30, 2004 period covered by this report. There were no amendments to the Code or waivers from the provisions of the Code since the Board's adoption of the Code.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant's Board has determined that no one member has all the requisite experience to qualify as an "audit committee financial expert" as such term is defined by the Securities and Exchange Commission. The Board decided to add an independent member to the Board and the Audit Committee who will qualify as an "audit committee financial expert." The independent Board members of the Registrant have been identifying and interviewing potential candidates to serve as the "audit committee financial expert." Because of the time that it has taken to identify qualified candidates and the necessity to have the candidate approved by the shareholders, the registrant does not have an audit committee financial expert as of the date of this report. The Board intends to select a qualified candidate and plans to present the candidate to the shareholders for approval in the near future.

ITEM 4

(a) Audit Fees for Registrant.
    The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements and services normally provided by the accountant in connection with the statutory and regulatory filings and engagements for the last two fiscal years are as follows:

      Fiscal year ended June 30, 2004           $15,143
      Fiscal year ended June 30, 2003           $12,836

 (b) Audit-Related Fees for Registrant.
     The aggregate fees billed in each of the last two fiscal years for custody audits and services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item are as follows:

      Fiscal year ended June 30, 2004           $  2,071
      Fiscal year ended June 30, 2003           $  4,857

(c) Tax Fees for Registrant.
    The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax review of Registrant's tax returns are as follows:

      Fiscal year ended June 30, 2004           $    700
      Fiscal year ended June 30, 2003           $    700

(d) All Other Fees. None.

(e)
    (1) The Registrant's Audit Committee has adopted an Audit Committee Charter that provides that the Audit Committee shall approve, prior to appointment, the engagement of the auditor to provide audit services to the Registrant and non-audit services to the Registrant, its investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant.

    (2) The percentage of services described in each of paragraphs (b) through
(d) of this Item that were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

     (b) Not applicable.
     (c) Not applicable.
     (d) Not applicable.

(f) None.

(g) Non-Audit Fees Billed for Registrant Tax Return Review Services for
    Registrant:

            Fiscal year ended June 30, 2004           $    700
            Fiscal year ended June 30, 2003           $    700

(h) Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

Not applicable for reports for periods ending before July 9, 2004.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end investment companies.

ITEM 8. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to open-end investment companies.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

 Not applicable.

ITEM 10. CONTROLS AND PROCEDURES

(a)The Principal Executive and Financial Officers concluded that the registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)There were no changes in registrant's internal control over financial reporting that occurred during the Registrant's last fiscal half-year that have materially affected or are reasonably likely to materially affect registrant's internal control over financial reporting.

ITEM 11.  EXHIBITS

(a)Filed as an attachment to this filing.

(b)Certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UMB Scout Stock Fund, Inc.
--------------------------

/s/ James L. Moffett
--------------------
James L. Moffett
Principal Executive Officer
September 3, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ James L. Moffett
--------------------
James L. Moffett
Principal Executive Officer
September 3, 2004

/s/ Barbara J. Demmer
---------------------
Barbara J. Demmer
Principal Financial Officer
September 3, 2004